     As filed with the Securities and Exchange Commission on April 30, 1999
                          Registration Nos. 002-94996;
                                    811-4185

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

  Pre-Effective Amendment No.                                              [ ]

  Post-Effective Amendment No. 34                                          [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

  Amendment No. 35                                                         [X]

                             THE HUDSON RIVER TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

                          1345 Avenue of the Americas
                            New York, New York 10105
          (Address of Principal Executive Offices, including zip code)

                           John D. Carifa, President
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and Address of Agent for Service)

                                  925-254-6464
              (Registrant's Telephone Number, including Area Code)

          Please Send Copies of all Communications to:
          --------------------------------------------

          Edmund P. Bergan, Jr.                J.B. Kittredge, Esq.
          Alliance Capital Management L.P.     Ropes & Gray
          1345 Avenue of the Americas          One International Place
          New York, New York 10105             Boston, MA 02110-2624

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing purusant to      [ ] On (date) pursuant to
    paragraph (b)                                paragraph (b)

[ ] 60 days after filing pursuant to         [ ] On (May 1, 1999) pursuant to
    paragraph (a)(1)                             paragraph (a)(1)
[ ] 75 days after filing pursuant to (a)(2)  [ ] On (date) pursuant to paragraph
                                                 (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effecitve amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

The Hudson River Trust



     PROSPECTUS DATED MAY 1, 1999



-----
  1

--------------------------------------------------------------------------------





                       THE ASSET ALLOCATION SERIES

----------------------------------------------------------------------------
                 Alliance Conservative Investors Portfolio
                       Alliance Balanced Portfolio
                   Alliance Growth Investors Portfolio

        THE EQUITY SERIES                       THE FIXED INCOME SERIES
----------------------------------------   ---------------------------------
  Alliance Growth and Income Portfolio      Alliance Money Market Portfolio
 Alliance Equity Index Portfolio            Alliance Intermediate Government
     Alliance Common Stock Portfolio              Securities Portfolio
    Alliance Global Portfolio               Alliance Quality Bond Portfolio
 Alliance International Portfolio            Alliance High Yield Portfolio
   Alliance Aggressive Stock Portfolio
   Alliance Small Cap Growth Portfolio



This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract, which accompanies this Prospectus. This Prospectus relates to the Class IA shares of each Portfolio. Another Prospectus that relates to the Class IB shares of each Portfolio has been filed with the Securities and Exchange Commission.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

V.1

Contents of this prospectus

----------
  3

--------------------------------------------------------------------------------






 1

--
1 RISK/RETURN SUMMARY                     4
------------------------------------    ------
2 DESCRIPTION OF THE PORTFOLIOS          22
------------------------------------   -------
The Asset Allocation Series              22
The Equity Series                        25
The Fixed Income Series                  30
------------------------------------   -------
3 INVESTMENT TECHNIQUES                  38
------------------------------------   -------
4 MANAGEMENT OF THE TRUST                45
------------------------------------   -------
5 DESCRIPTION OF THE TRUST'S SHARES      49

------------------------------------   -------
6 DIVIDENDS, DISTRIBUTIONS AND TAXES     50
------------------------------------   -------
7 FINANCIAL HIGHLIGHTS                   51

------------------------------------   -------
8 APPENDIX A-DESCRIPTION OF BOND
RATINGS                                 A-1
------------------------------------   -------
9 APPENDIX B-PERFORMANCE INFORMATION    B-1
------------------------------------   -------

1

Risk/Return Summary

----------
    4

--------------------------------------------------------------------------------

 The following is a summary of certain key information about the Hudson River Trust Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

 This Summary identifies each Portfolio's investment objective, principal investment strategies and principal risks. The summary of each Portfolio's principal investment strategies is accompanied by a short discussion of some of the Portfolio's principal risks. The principal risks of each Portfolio are identified and more fully discussed beginning on page 18.



 You can find more detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios (except for the Alliance Money Market Portfolio) may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. This Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

 o how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index (you will find more information on each referenced index in Appendix B); and



 o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

 A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

     Other important things for you to note:

 o  You may lose money by investing in the Portfolios.

 o An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE ASSET ALLOCATION SERIES

----------
  5

--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve a high total return without, in the opinion of Alliance Capital Management L.P., the Portfolio's investment adviser ("Alliance"), undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. Investment grade debt securities generally represent between 50% and 90% of the Portfolio's holdings, with equity securities comprising the remainder of the Portfolio's assets. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk and leveraging risk. The Portfolio is subject to credit risk through its investments in debt securities and to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



6.3     19.8      5.6     10.8      -4.1     20.4      5.2       13.3      13.3

90      91        92      93        94       95        96        97        98
                                                              Calendar year End



 During the periods shown above, the highest quarterly return was 7.65% for the quarter ended 12/31/98, and the lowest was -3.21% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was 1.88%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending                                Since Inception
December 31,        Past One     Past Five     (October 2,
1998)                Year         Years           1989)

 Class IA Shares    13.88         9.40          9.99
 Lipper Flexible    14.20        14.31         12.55
 Portfolio Average
 70% Lehman         15.59        13.37         12.08
 Treasury/30% S&P
 500

 S&P 500            28.58        24.06         17.62

----------
    6

--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve a high return through both appreciation of capital and current income.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. The Portfolio's debt securities may have equity features such as conversion or exchange rights, stock warrants or participations based on revenues, rates or profits. There will be times when the Portfolio places significantly greater emphasis on equity securities or debt securities, but over time the Portfolio's holdings are expected, on average, to be equally divided between debt securities and equity securities. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk, liquidity risk and leveraging risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.

 YEARLY PERFORMANCE (%)



25.8      0.3       41.3      -2.8      12.3      -8.0      19.8      11.7      15.1      18.1

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 15.13% for the quarter ended 12/31/91, and the lowest -8.29% was for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 2.86%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,            Past One     Past Five      Past Ten
1998)                    Year         Years         Years

 Class IA Shares     18.11        10.82         12.51
 Lipper Balanced     13.48        13.84         12.97
 Mutual Funds
 Average
 50% S&P 500/50%     19.02        16.88         15.21
 Lehman Gov't Corp.

 S&P 500             28.58        24.06         19.21

----------
  7

--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in equity and debt securities. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. The Portfolio's equity securities may include foreign stocks as well as preferred stocks and convertible securities and may include securities of intermediate and small-sized companies. The Portfolio's debt securities may include foreign debt securities as well as lower quality, higher yielding debt securities commonly known as "junk bonds." The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market and interest rate risk, management risk, credit risk, leveraging risk, derivatives risk, liquidity risk, smaller company risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in lower quality debt securities.

YEARLY PERFORMANCE (%)






 During the periods shown above, the highest quarterly return was 18.16% for the quarter ended 12/31/98, and the lowest was -10.60% for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.78%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of broad based equity securities market index.

 PERFORMANCE TABLE




10.7      48.8      4.9       15.3      -3.2      26.4      12.6      16.9      19.1

90        91        92        93        94        95        96        97        98

                                                             Calendear Year End





 Average Annual

Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 2,
1998)                    Year         Years         1989)

 Class IA Shares     19.13        13.92         16.09
 Lipper Flexible     14.20        14.31         12.55
 Portfolio Average
 70% S&P 500/30%     22.85        19.96         15.55
 Lehman Gov't Corp.

 S&P 500             28.58        24.06         17.62


          ----------------------------------------------  The Hudson River Trust

THE EQUITY SERIES

----------
    8

--------------------------------------------------------------------------------



ALLIANCE GROWTH AND INCOME PORTFOLIO



OBJECTIVE:

This Portfolio seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in stocks and securities convertible into stocks, and may invest up to 30% of its total assets in high yield debt securities that are convertible into stocks. The Portfolio may invest in foreign securities and may also make use of various other investment strategies. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market risk, management risk, leveraging risk, derivatives risk, smaller company risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in high yield debt securities.

YEARLY PERFORMANCE (%)


-0.6      24.1      20.1      26.9      20.9

94        95        96        97        98

                                                             Calendear Year End





 During the periods shown above, the highest quarterly return was 26.28% for the quarter ended 12/31/98, and the lowest was -15.03% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 2.84%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of convertible and equity securities indices and the returns of a broad based equity securities market index.

     Performance Table





 Average Annual

Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 1,
1998)                    Year         Years         1993)

 Class IA Shares     20.86        17.84         16.86
 Lipper Growth and   15.61        18.35         17.89
 Income Funds
 Average
 75% S&P             20.10        21.07         20.48
 500/25%Value Line
 Convertible
 S&P 500             28.58        24.06         23.32

----------
  9

--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO

OBJECTIVE:

This Portfolio seeks a total return before expenses that approximates the total return performance of the Standard & Poor's (S&P) 500 Composite Stock Price Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 Through the use of proprietary models, the Portfolio attempts to track the Index by investing in many of the Index's largest capitalization securities while trying to maintain industry diversification by investing in some smaller and medium-sized capitalization companies as well. The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market risk, credit risk, derivatives risk, leveraging risk and management risk. The Portfolio is subject to smaller company risk through its investments in smaller capitalization companies.

YEARLY PERFORMANCE (%)



[

36.5      22.4      32.6      28.1

95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 21.13% for the quarter ended 12/31/98, and the lowest was -9.97% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 4.91%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                              Since
periods ending                             Inception
December 31,                 Past One      (March 1,
1998)                        Year            1994)

 Class IA Shares       28.07             24.31
 Lipper S&P 500        28.05             24.31
 Index Funds
 Average
 S&P 500               28.58             24.79


          ----------------------------------------------  The Hudson River Trust

----------
   10

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of its capital and increase income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stock and other equity securities (such as preferred stocks or convertible debt). The Portfolio may also make use of various other investment strategies, including investment in foreign securities, securities lending and investments in debt securities (including high yield securities). The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, credit risk, foreign investment risk, currency risk, leveraging risk, derivatives risk, smaller company risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



25.6      -8.1      37.9      3.2       24.8      -2.1      32.5      24.3      29.4      29.4

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End





 During the periods shown above, the highest quarterly return was 28.42% for the quarter ended 12/31/98, and the lowest was -20.22% for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.40%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,             Past One     Past Five      Past Ten
1998)                     Year         Years         Years

 Class IA Shares      29.39        21.95         18.65
 Lipper Growth        22.86        18.63         16.72
 Equity Mutual Funds
 Average
 S&P 500              28.58        24.06         19.21

----------
  11

--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO

OBJECTIVE:

This Portfolio seeks long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.



YEARLY PERFORMANCE (%)




26.7      -6.1      30.5      -0.5      32.1      5.2       18.8      14.6      11.7      21.8

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 26.59% for the quarter ended 12/31/98, and the lowest was -16.99% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 6.54%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,           Past One     Past Five      Past Ten
1998)                   Year         Years         Years

 Class IA Shares    21.80        14.28         14.81
 Lipper Global      14.34        11.98         11.21
 Mutual Funds
 Average
 MSCI World         24.34        15.68         10.66


          ----------------------------------------------  The Hudson River Trust

----------
   12

--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.

YEARLY PERFORMANCE (%)




9.8       -2.98     10.6

96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 16.55% for the quarter ended 12/31/98, and the lowest was -15.68% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 3.05%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                                 Since
periods ending                                Inception
December 31,                    Past One      (April 3,
1998)                           Year            1995)

 Class IA Shares          10.57              7.49
 Lipper International     13.02             10.74
 Mutual Funds
 Average
 MSCI EAFE                20.00              9.68


The                               Equity Series

----------
  13

--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in stocks and other equity securities of small and medium-sized companies. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are smaller company risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)




43.5      8.2       86.9      -3.2      16.8      -3.8      31.6      22.2      10.9      0.3

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 40.10% for the quarter ended 3/31/91, and the lowest was -27.19% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was -1.62%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of two securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,           Past One     Past Five      Past Ten
1998)                   Year         Years         Years

 Class IA Shares     0.29        11.47         18.90
 Lipper Mid-Cap     12.16        14.87         15.44
 Growth Funds
 Average
 50% S&P 400         8.28        15.56         16.49
 Mid-Cap/50%
 Russell 2000

 S&P 400 Mid-Cap    19.11        18.84         19.29


          ----------------------------------------------  The Hudson River Trust

----------
   14

--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stocks and other equity securities of smaller companies. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending and investments in debt securities.

 The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are smaller company risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



-4.3

98
                                                             Calendear Year End

 During the periods shown above, the highest quarterly return was 22.98% for the quarter ended 12/31/98, and the lowest was -28.07% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was -9.96%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                        Since
periods ending                          Inception
December 31,            Past One         (May 1,
1998)                   Year              1997)

 Class IA Shares       (4.28)            12.27
 Lipper Small          (0.33)            16.72
 Company Growth
 Funds Average
 Russell 2000            1.23            16.58
 Growth

THE FIXED INCOME SERIES

----------
  15

--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO

OBJECTIVE:

This Portfolio seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests in high quality U.S. dollar denominated money market instruments. Its investments are limited to those which, in the opinion of Alliance, present minimal credit risk. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio may make use of various other investment strategies, including investments in U.S. dollar denominated foreign money market instruments and securities lending.

 Among the principal risks of investing in the Portfolio are money market risk, market risk, credit risk, leveraging risk and management risk. The Portfolio is subject to foreign investment risk through its investments in foreign money market instruments and is subject to credit risk through its involvement with securities lending.



 An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

YEARLY PERFORMANCE (%)




9.2       8.2       6.2       3.6       3.0       4.0       5.7       5.3       5.4       5.3

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 2.37% for the quarter ended 6/30/89, and the lowest was 0.69% for the quarter ended 12/31/92. For the quarter ended March 31, 1999, the Portfolio's return was 1.15%. The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.69%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns on three- month U.S. Treasury bills.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,       Past One     Past Five      Past Ten
1998)               Year         Years         Years

 Class IA Shares    5.34         5.17          5.58
 Lipper Money       4.84         4.77          5.20
 Market Mutual
 Funds Average
 3 Month Treasury   5.05         5.11          5.44
 Bill

----------
   16

--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in U.S. Government securities, which for these purposes include repurchase agreements and forward commitments related to U.S. Government securities. The Portfolio may also purchase debt securities of non-government issuers that own mortgages. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration (Alliance's measure of a debt instrument's sensitivity to interest rates) not exceeding that of a 10-year Treasury note. The Portfolio may also make use of various other investment strategies, including short sales, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, and repurchase agreements. The Portfolio uses derivatives.



 Among the principal risks of investing in the Portfolio are market risk, credit risk, leveraging risk, derivatives risk and management risk.



YEARLY PERFORMANCE (%)




5.5       10.6      -4.4      13.3      3.8       7.3       7.7

92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 5.31% for the quarter ended 9/30/91, and the lowest was -2.97% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was -0.26%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                                  Since
periods ending                                  Inception
December 31,           Past One     Past Five   (April 1,
1998)                   Year         Years        1991)

 Class IA Shares       7.74         5.39          7.10
 Lipper Intermediate   7.68         5.91          7.25
 Government Funds
 Average
 Lehman                8.49         6.45          7.60
 Intermediate
 Government Bond

----------
  17

--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 In addition to investment grade debt securities (securities rated at least BBB by S&P or determined by Alliance to be of comparable quality), the Portfolio may at times invest in convertible debt securities, preferred stock and dividend-paying common stocks. The Portfolio may invest in foreign securities and also make use of various other investment strategies, including zero coupon securities, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, leveraging risk, derivatives risk and credit risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)




-5.1      17.0      5.4       9.1       8.7

94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 6.19% for the quarter ended 6/30/95, and the lowest was -4.03% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was -0.80%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 1,
1998)                    Year         Years         1993)

 Class IA Shares     8.69         6.78          6.34
 Lipper Corporate    7.47         6.54          6.21
 Debt Funds A Rated
 Average
 Lehman Aggregate    8.69         7.27          6.92
 Bond


          ----------------------------------------------  The Hudson River Trust

----------
   18

--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in high yield debt securities (so-called "junk bonds"). The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity securities and securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are credit risk, market and interest rate risk, leveraging risk, derivatives risk, liquidity risk, currency risk, foreign investment risk, smaller company risk and management risk. Credit risk is particularly high for the Portfolio because of its extensive investment in high yield debt securities.

YEARLY PERFORMANCE (%)




5.1       -1.1      24.5      12.3      23.2      -2.8      19.9      22.9      18.5      -5.2

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 7.96% for the quarter ended 6/30/97, and the lowest was -10.97% for the quarter ended 9/30/98. For the period ended March 31, 1999, the Portfolio's return was -0.77%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the return of a broad based securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,          Past One     Past Five      Past Ten
1998)                  Year         Years         Years

 Class IA Shares       (5.15)       9.99          11.17
 Lipper High Current   (0.44)       7.37           9.34
 Yield Bond Funds
 Average
 ML Master               3.66       9.01          11.08

SUMMARY OF PRINCIPAL RISKS

----------
  19

--------------------------------------------------------------------------------

 The value of your investment in a Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. This summary describes the principal risks that may affect a particular Portfolio's investments as a whole. The chart at the end of this section displays similar information. Any Portfolio could be subject to additional principal risks because the types of investments made by the Portfolios can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Portfolios" or "Investment Techniques" appear in BOLD TYPE. Those sections also include more information about the Portfolios, their investments and the related risks.



 o MARKET AND INTEREST RATE RISK. Each of the Portfolios is subject to market risk, which is the general risk of unfavorable changes in the market value of a Portfolio's securities. The Portfolios that invest in common stock, preferred stock, convertible securities and other equity securities are exposed to the risks of changes in the value of those securities based on market fluctuations and business variables. These include the risks of broader market declines as well as more company-specific risks, such as poor management performance, inappropriate financial leverage, industry problems and reduced demand for a particular company's products.


        Interest rate risk is the risk that interest rates will rise causing a portfolio's investments to decline in value. Portfolios that invest in debt securities such as bonds, notes and ASSET-BACKED SECURITIES are subject to this type of market risk. Debt securities are obligations of an issuer to make fixed payments of principal and/or interest on future dates. If the interest rate paid by an issuer on a particular debt security is high relative to market interest rates, that security is attractive to investors and valuable. Accordingly, if market interest rates rise, your investment in a Portfolio that holds debt securities is likely to become less valuable because its debt securities are likely to drop in value.



        Even the Alliance Intermediate Government Securities Portfolio is subject to interest rate risk despite the fact that it generally invests a substantial portion of its assets in the highest quality debt securities, such as U.S. Government Securities. Interest rate risk is generally greater, however, for Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest in lower rated securities or comparable unrated securities.



        All the Portfolios, except the Alliance Equity Index Portfolio, may invest in MORTGAGE-BACKED SECURITIES. Market risk generally is greater for Portfolios that may invest to a material extent in MORTGAGE-RELATED or other asset-backed securities that may be prepaid. These securities bear greater market risk because they have variable maturities that tend to lengthen when that is least desirable-when interest rates are rising. Increased market risk is also likely for Portfolios that invest to a material extent in debt securities paying no interest, such as ZERO COUPON, principal-only and interest-only securities, or paying non-cash interest in the form of other debt securities (pay-in-kind securities).

 o CREDIT RISK. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a Portfolio's transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as SECURITIES LOANS, which involve a promise by a third party to honor an obligation to the Portfolio. Varying degrees of credit risk, often reflected in credit ratings, apply to different third parties and related transactions.

        Credit risk is particularly significant for Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are

----------
   20

--------------------------------------------------------------------------------



    predominantly speculative credit risks. Even debt securities that are "investment grade" may have some speculative characteristics. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default. Portfolios such as the Alliance Global Portfolio and the Alliance International Portfolio that may invest in FOREIGN SECURITIES are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

 o CURRENCY RISK. Portfolios such as the Alliance Global Portfolio and the Alliance International Portfolio that invest in securities denominated in, and/or receiving revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of such investments would be adversely affected.


 o FOREIGN INVESTMENT RISK. Portfolios with foreign investments, such as the Alliance Global Portfolio and the Alliance International Portfolio, may experience more rapid and extreme changes in value than Portfolios with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



        Additionally, FOREIGN SECURITIES issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment.

 o LEVERAGING RISK. When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing collateral from SECURITIES LOANS and by borrowing money to meet redemption requests.



 o DERIVATIVES RISK. All the Portfolios, except the Alliance Money Market Portfolio, may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use DERIVATIVES as part of a strategy designed to reduce other risks and sometimes will use DERIVATIVES for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, DERIVATIVES involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates and indices.


 o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Portfolios such as the Alliance Global Portfolio, the Alliance International Portfolio, the Alliance Growth Investors Portfolio, the Alliance Aggressive Stock Portfolio, the Alliance Small Cap Growth Portfolio and the Alliance High Yield Portfolio are subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to be harder to sell. In addition, liquidity risk for the Alliance High Yield Portfolio tends to increase to the extent

-----
 21

--------------------------------------------------------------------------------

    that it invests in loan PARTICIPATIONS AND ASSIGNMENTS, whose sale may be restricted by law or by contract.



 o SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for Portfolios, such as the Alliance Aggressive Stock Portfolio and the Alliance Small Cap Growth Portfolio, that invest a significant percentage of their assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

 o MONEY MARKET RISK. While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.


 o MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or Alliance may choose not to use them under market conditions when, in retrospect, their use would have been beneficial to the Portfolios.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.



                             Market
                              and
                           Interest                             Foreign
 Alliance                    Rate       Credit     Currency   Investment
Portfolio                    Risk       Risk        Risk         Risk

 Conservative Investors        X          X           X            X
 Balanced                      X          X           X            X
 Growth Investors              X          X           X            X
 Growth and Income             X          X           X            X
 Equity Index                  X          X

 Common Stock                  X          X           X            X
 Global                        X          X           X            X
 International                 X          X           X            X
 Aggressive Stock              X          X           X            X
 Small Cap Growth              X          X           X            X
 Money Market                  X          X                        X
 Intermediate                  X          X
 Government Securities
 Quality Bond                  X          X           X            X
 High Yield                    X          X           X            X


                                                                      Smaller    Money
 Alliance                   Leveraging    Derivatives    Liquidity    Company   Market    Management
Portfolio                      Risk          Risk          Risk        Risk      Risk       Risk

 Conservative Investors         X              X                                              X
 Balanced                       X              X             X                                X
 Growth Investors               X              X             X           X                    X
 Growth and Income              X              X                         X                    X
 Equity Index                   X              X                         X                    X
 Common Stock                   X              X                         X                    X
 Global                         X              X             X                                X
 International                  X              X             X                                X
 Aggressive Stock               X              X             X           X                    X
 Small Cap Growth               X              X             X           X                    X
 Money Market                   X                                                  X          X
 Intermediate                   X              X                                              X
 Government Securities
 Quality Bond                   X              X                                              X
 High Yield                     X              X             X           X                    X


                                  ----------------------  The Hudson River Trust

2

Description of the Portfolios

----------
   22

--------------------------------------------------------------------------------

 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios. Of course, there can be no assurance that any portfolio will achieve its investment objective.

     Please note that:



 o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under "Investment Techniques" following this section.

 o The description of the principal risks for a Portfolio may include risks described in the "Summary of Risks" above. Additional information about the risks of investing in a Portfolio can be found in the discussion below under "Investment Techniques."

 o Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolios' Statement of Additional Information, or SAI.



 o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote.

 THE ASSET ALLOCATION SERIES

 The Alliance Conservative Investors Portfolio, the Alliance Balanced Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

 Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

 The "balanced investor" is somewhat less aggressive than the growth investor and has a medium- to long-term investment horizon. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Alliance Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

 Alliance has established an asset allocation committee (the "Committee"), all the members of which are employees of Alliance, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change

----------
  23

--------------------------------------------------------------------------------

 will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

 When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If it appears that cash flow will, in the opinion of Alliance, be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

 The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 Risk Factors. In addition to the risk factors associated with the securities in which the Portfolios in the Asset Allocation Series may invest, these Portfolios bear the risk that Alliance will not accurately assess and respond to changing market conditions. While Alliance has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, these Portfolios may incur additional operating expenses during periods of frequently changing asset mix ranges.

 ALLIANCE CONSERVATIVE INVESTORS
 PORTFOLIO-INVESTMENT POLICIES

 The Alliance Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in the types of equity securities in which the Alliance Common Stock Portfolio may invest, including convertible securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.



 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by Alliance, that is less than that of a 10-year Treasury bond (the "Fixed Income Core"). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the case of mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years.



          ----------------------------------------------  The Hudson River Trust

----------
   24

--------------------------------------------------------------------------------

 The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

 ALLIANCE BALANCED PORTFOLIO-INVESTMENT POLICIES

 The Alliance Balanced Portfolio attempts to achieve its objective by investing varying portions of its assets in publicly-traded equity and debt securities and money market instruments. The Alliance Balanced Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments in money market instruments.

 The portion of the Alliance Balanced Portfolio's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Alliance Balanced Portfolio will seek to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon Alliance's ability to assess accurately and react to changing market conditions.

 The Alliance Balanced Portfolio will at all times hold at least 25% of its assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have "Core Holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The equity securities invested in by the Alliance Balanced Portfolio will consist of the types of securities in which the Alliance Common Stock Portfolio may invest. The money market securities will consist of the types of securities and credit quality in which the Alliance Money Market Portfolio may invest. The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates. The Portfolio may also buy debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if Alliance considers them appropriate investments under the circumstances. In addition, the Alliance Balanced Portfolio may at times hold some of its assets in cash. The Portfolio may invest up to 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Balanced Portfolio may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Alliance Balanced Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment







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 Techniques-Futures" and "Investment Techniques-Risk Factors in Options and
 Futures," below.

 ALLIANCE GROWTH INVESTORS PORTFOLIO-INVESTMENT POLICIES



 The Alliance Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include both exchange-traded and over-the-counter common stocks and equity-type securities, which may include preferred stock and convertible securities, and may include securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1998, approximately 22.3% of the Portfolio was invested in fixed income securities. No more than 30% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.



 The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities of the type purchased by the Alliance Common Stock Portfolio (the "Equity Core"). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.

 THE EQUITY SERIES

 ALLIANCE GROWTH AND INCOME PORTFOLIO-INVESTMENT POLICIES

 The Alliance Growth and Income Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 Index and to achieve (in the long run) a rate of growth in portfolio income that exceeds the rate of inflation. The Alliance Growth and Income Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those (1) which have a total market capitalization of at least $1 billion, (2) which pay periodic dividends, and
 (3) whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, A- or B+) or Moody's (i.e., High Grade, Investment Grade, Upper Medium Grade or Medium Grade) or, if unrated, is determined to be of comparable quality by Alliance. It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500 Index.

 The Alliance Growth and Income Portfolio may invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Alliance Growth and Income Portfolio may invest up to 30% of its total assets in high

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 yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P or determined by the Trust's investment adviser to be of comparable quality). Convertible securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed income security without the convertible feature. Also, the price of a convertible security will normally vary to some degree with changes in the price of the underlying common stock, although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of a convertible security will also vary to some degree inversely with interest rates. For additional discussion of the risks associated with investment in lower-rated securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

 The Alliance Growth and Income Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 The Alliance Growth and Income Portfolio may write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Alliance Growth and Income Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 For temporary defensive purposes, the Alliance Growth and Income Portfolio may invest in certain money market instruments. See "Investment Techniques-Certain

 Money Market Instruments," below.

 ALLIANCE EQUITY INDEX PORTFOLIO-INVESTMENT POLICIES

 The Alliance Equity Index Portfolio's investment objective is to seek a total return before expenses that approximates the total return of the S&P 500 Composite Stock Price Index (the "Index"), including reinvestment of dividends, at a risk level consistent with that of the Index. The Index is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the Index in proportion to its market importance. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included by S&P for purposes of diversification. The value of the Index may change over time due to a variety of factors, including economic factors and events affecting issuers included in the Index.

 In managing the Alliance Equity Index Portfolio, the Trust's investment adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques. Rather, the investment adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the Index. The investment adviser will first select from the largest capitalization securities in the Index on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the Index because the Index is significantly influenced by a small number of securities. However, selecting securities on the basis of their capitalization alone would distort the Alliance Equity Index Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Alliance Equity Index Portfolio from that of the Index. Recognizing this fact, the modeling techniques also consider industry







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 diversification when selecting investments for the Alliance Equity Index
 Portfolio. The investment adviser also seeks to diversify the Alliance Equity Index Portfolio's assets with respect to market capitalization. As a result, the Alliance Equity Index Portfolio will include securities of smaller and medium-sized capitalization companies in the Index.

 Although the modeling techniques are intended to produce a portfolio whose performance approximates that of the Index (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Alliance Equity Index Portfolio's investment results (before expenses) and the Index's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Alliance Equity Index Portfolio's investments and the Index.

 Cash may be accumulated in the Alliance Equity Index Portfolio until it reaches approximately 1% of the value of the Alliance Equity Index Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Alliance Equity Index Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Also, adverse performance of a stock will ordinarily not result in its elimination from the Alliance Equity Index Portfolio.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Alliance Equity Index Portfolio holds cash, the Alliance Equity Index Portfolio may from time to time buy and hold futures contracts on the Index and options on such futures contracts. See "Investment Techniques-Futures" and "Investment Techniques-Risk Factors in Options and Futures," below. The contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets.

 The Alliance Equity Index Portfolio may seek to increase income by lending securities with a value of up to 50% of its total assets to brokers-dealers. See "Investment Techniques-Securities Lending," below.

 ALLIANCE COMMON STOCK PORTFOLIO-INVESTMENT POLICIES

 The Alliance Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that Alliance believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Alliance Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Alliance Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below.

 If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Alliance Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended

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 December 31, 1998, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.



 The Alliance Common Stock Portfolio may make temporary investments in money market instruments of the same type and credit quality as those in which the Alliance Money Market Portfolio may invest. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

     ALLIANCE GLOBAL PORTFOLIO-INVESTMENT POLICIES

 The Alliance Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-U.S. companies that, in the opinion of Alliance, have prospects for growth, as well as in securities issued by U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries. The Alliance Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Alliance Global Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

 The Alliance Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance Global Portfolio intends under normal conditions to invest in equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Alliance Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Options," "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and Currencies," below.

 ALLIANCE INTERNATIONAL PORTFOLIO-INVESTMENT POLICIES

 The Alliance International Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that, in the opinion of Alliance, have prospects for growth. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries. The Alliance International Portfolio intends to have represented in the Portfolio business activities in not less than three different countries and may invest anywhere in the world, including Europe, Canada, Australia, Asia, Latin America and Africa. The Alliance International Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong,
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 intends to diversify investments among several countries, although for temporary defensive purposes, the Alliance International Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country.

 The Alliance International Portfolio may invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. The Alliance International Portfolio may also establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance International Portfolio intends under normal market conditions to invest primarily in equity securities. The Alliance International Portfolio may make loans of up to 50% of its portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance International Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. See "Investment Techniques-Options," below. The Alliance International Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 RISK FACTORS. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and

 Currencies," below.

 ALLIANCE AGGRESSIVE STOCK PORTFOLIO-INVESTMENT

 POLICIES

 The Alliance Aggressive Stock Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity-type securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. The Alliance Aggressive Stock Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

 If, in light of economic conditions, it appears that the Alliance Aggressive Stock Portfolio's objective will not be achieved primarily through investments in common stocks, the Portfolio may also invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and protective options. Under certain market conditions, the Alliance Aggressive Stock Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Aggressive Stock Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Aggressive Stock Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Aggressive Stock Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures" and "Risk Factors in Options and Futures," below.

 RISK FACTORS. More risk is associated with investment in intermediate- and small-sized companies, because they are

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 often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger more established companies.

 ALLIANCE SMALL CAP GROWTH PORTFOLIO-INVESTMENT

 POLICIES

 The Alliance Small Cap Growth Portfolio pursues its objective by investing primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Alliance Small Cap Growth Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Alliance Small Cap Growth Portfolio may also invest in equity-type securities other than common stocks (such as preferred stocks and convertible debt instruments) and in protective options if it is Alliance's judgment that, in light of economic conditions, such investments offer the Alliance Small Cap Growth Portfolio better prospects for achieving its objective. Under certain market conditions, the Small Cap Growth Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Small Cap Growth Portfolio will not invest more than 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper). See "Investment Techniques-Foreign Securities and Currencies," below. The Alliance Small Cap Growth Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Small Cap Growth Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Small Cap Growth Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Forward Commitments and When-Issued and Delayed Delivery Securities," "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 Under current SEC guidelines, for so long as the Portfolio has the words "Small Cap" in its name, it is required, under normal market conditions, to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by Alliance to mean companies with market capitalization at or below $2 billion).

 RISK FACTORS. More risk is associated with investment in small-sized companies, because they tend to be often dependent on limited product lines, financial resources or management groups. They tend to be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies.

 THE FIXED INCOME SERIES

 ALLIANCE MONEY MARKET PORTFOLIO-INVESTMENT POLICIES

 The Alliance Money Market Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market







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 instruments. The instruments in which the Portfolio invests include: (1)
 marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation ("FDIC") in the case of banks, or insured by the FDIC, in the case of savings and loan associations or (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or long term debt rated at least AA by S&P or Aa by Moody's; (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies; (4) mortgage-backed securities and asset-backed securities; (5) corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; (6) floating rate or master demand notes; and (7) repurchase agreements covering securities issued or guaranteed by the U.S. Government (see "Investment Techniques-Repurchase Agreements," below). Time deposits with maturities greater than seven days are considered to be illiquid securities.

 Investments by the Alliance Money Market Portfolio are limited to those which present minimal credit risk. If a security held by the Alliance Money Market Portfolio is no longer deemed to present minimal credit risk, the Alliance Money Market Portfolio will dispose of the security as soon as practicable unless the Trustees determine that such action would not be in the best interest of the Portfolio. Purchases of securities that are unrated must be ratified by the Trustees of the Trust. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Alliance Money Market Portfolio may invest up to 20% of its total assets in U.S. dollar-denominated foreign money market instruments. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below.

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO-INVESTMENT POLICIES

 The Alliance Intermediate Government Securities Portfolio attempts to achieve its investment objective by investing primarily in debt securities issued or guaranteed as to the timely payment of principal and interest by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government Securities"). The Alliance Intermediate Government Securities Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities. The Portfolio may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving related options, futures and options on futures.

 The Alliance Intermediate Government Securities Portfolio expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include, without limitation, the following:

 o U.S. Treasury Bills-Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No

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    interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

 o U.S. Treasury Notes-Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S.

    Government.

 o U.S. Treasury Bonds-These direct obligations of the U.S. Treasury are issued in maturities more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

 o "Ginnie Maes"-Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

 o "Fannie Maes"-The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.


 o "Freddie Macs"-The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

 o Governmental Collateralized Mortgage Obligations-These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. See "Other Investments," below.

 o "Sallie Maes"-The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

 Guarantees of the Portfolio's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Alliance Intermediate Government Securities Portfolio's shares.

 The Portfolio buys and sells securities with a view to maximizing current return without, in the view of Alliance, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a
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 wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. However, at all times, each instrument held by the Portfolio will have either a final maturity of not more than ten years or a duration, as determined by Alliance, not exceeding that of a 10-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years. The Portfolio may also invest a substantial portion of its assets in money market instruments. See "Investment Techniques-Certain Money Market Instruments," below.



 It is a fundamental policy of the Alliance Intermediate Government Securities Portfolio that under normal market conditions it will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities.



 OTHER INVESTMENTS. The Alliance Intermediate Government Securities Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"). See "Investment Techniques-Mortgage-Backed and Asset-Backed Securities," below. The Alliance Intermediate Government Securities Portfolio will purchase CMOs only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies or instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the investment policies of the Alliance Intermediate Government Securities Portfolio even though the CMOs may be collateralized by U.S. Government Securities. Such securities will generally be investment grade. In the event such securities fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is appropriate under the circumstances.



 In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write call and put options on U.S. Government Securities which are "covered" as described herein and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. See "Investment Techniques-Options" and "Investment Techniques-Futures," below.

 The Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, purchase such securities on a when-issued or delayed delivery basis, make secured loans of its portfolio securities without limitation and enter into repurchase agreements with respect to U.S. Government Securities with commercial banks and registered broker-dealers. See "Investment Techniques-Forward Commitments and When-Issued and Delayed Delivery Securities," below.

 The Portfolio may make short sales involving either securities retained in the Portfolio's portfolio or securities which the Portfolio has the absolute right to acquire without additional consideration.

 SPECIAL CONSIDERATIONS. U.S. Government Securities are considered among the safest of fixed income investments.

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 As a result, however, their yields are generally lower than the yields available from corporate debt securities. As with other mutual funds, the value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Portfolio when interest rates are generally rising, the investment adviser may shorten the average maturity of the U.S. Government Securities in the Portfolio's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Because U.S. Government Securities with shorter maturities generally have a lower yield to maturity, however, the Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken. Ginnie Maes and other mortgage-backed or mortgage-related securities in which the Portfolio invests may not be an effective means of "locking in" favorable long-term interest rates since the Portfolio must reinvest scheduled and unscheduled principal payments relating to such securities. At the time principal payments or prepayments are received by the Portfolio and reinvested, prevailing interest rates may be higher or lower than the Portfolio's current yield.

 At times when the Portfolio has written call options, its ability to profit from declining interest rates will be limited. Any resulting appreciation in the value of the Portfolio would likely be partially or wholly offset by the losses on call options written by the Portfolio. The termination of option positions under such conditions would result in the realization of capital losses, which would reduce the amounts available for distribution to shareholders.

     ALLIANCE QUALITY BOND PORTFOLIO-INVESTMENT POLICIES

 The Alliance Quality Bond Portfolio expects to invest in readily marketable securities with relatively attractive yields, but which do not, in the opinion of Alliance, involve undue risk of loss of capital. The Alliance Quality Bond Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities determined by Alliance to be of comparable quality. In the event that the credit rating of a security held by the Alliance Quality Bond Portfolio falls below investment grade (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated below investment grade), the Alliance Quality Bond Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate in the circumstances. The Alliance Quality Bond Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P). For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

 The Alliance Quality Bond Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Alliance Quality Bond Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect Alliance's assessment of prospective cyclical changes even if such action may adversely affect current income.

 The Alliance Quality Bond Portfolio may invest in foreign securities. The Alliance Quality Bond Portfolio will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. See "Investment Techniques-Foreign Securities and Currencies," below. The Alliance Quality Bond Portfolio may enter into foreign currency futures contracts (and
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 foreign currency exchange contracts and options on foreign currencies for hedging purposes. See "Investment Techniques-Forward Foreign Currency Exchange

 Contracts," below.

 For temporary defensive purposes, the Alliance Quality Bond Portfolio may invest in certain money market instruments. See "Investment Techniques-Certain

 Money Market Instruments," below.

 The Alliance Quality Bond Portfolio may purchase put and call options and write covered put and call options on securities it may purchase. The Alliance Quality Bond Portfolio also intends to write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire. See "Investment Techniques-Options," below.

 INTEREST RATE TRANSACTIONS. The Alliance Quality Bond Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Alliance Quality Bond Portfolio may also enter into these transactions to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Alliance Quality Bond Portfolio intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Alliance Quality Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

 The Alliance Quality Bond Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such swaps, caps and floors on a net basis, i.e., the two payment streams are netted out, with the Alliance Quality Bond Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Alliance Quality Bond Portfolio's obligations over its entitlements with respect to each interest rate swap, cap or floor will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Alliance Quality Bond Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Alliance Quality Bond Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors are relatively recent innovations which may be illiquid.

 ZERO COUPON SECURITIES. To the extent consistent with its investment objective, the Alliance Quality Bond Portfolio may invest in "zero coupon" securities, which are debt securities that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The

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 Alliance Quality Bond Portfolio may also invest in "pay-in-kind" debentures
 (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

 The Alliance Quality Bond Portfolio may invest in collateralized mortgage obligations or CMOs. See "Investment Techniques-Mortgage-Backed and Asset-Backed Securities," below. The Portfolio may purchase and sell interest rate futures contracts and options thereon and may make loans of securities with a value of up to 50% of its total assets. See "Investment Techniques-Futures," "Investment Techniques-Risk Factors in Options and Futures" and "Investment Techniques-Securities Lending," below.

 ALLIANCE HIGH YIELD PORTFOLIO-INVESTMENT POLICIES

 The Alliance High Yield Portfolio attempts to achieve its objective by investing primarily in a diversified mix of high yield, fixed income securities, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities.

 Ordinarily, the Portfolio will invest a portion of its assets in fixed income securities which have a high current yield and that are either rated in the lower categories of NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated. The Portfolio may also make temporary investments in money market instruments of the same type as the Alliance Money Market Portfolio. The Portfolio will not invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B-or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by Alliance; however, this restriction will not apply to (i) fixed income securities which, in the opinion of Alliance, have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of Alliance, has similar characteristics to securities which are so rated. See Appendix A, "Description of Bond Ratings," for a description of each rating category. In the event that any securities held by the Alliance High Yield Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.



 For the fiscal year ended December 31, 1998, the approximate percentages of the Portfolio's average assets invested in securities of each rating category, determined on a dollar weighted basis, were as follows: 5.3% in securities rated AAA or its equivalent, 2.3% of securities rated BBB or its equivalent, 8.2% in securities rated BB or its equivalent, 79.1% in securities rated B or its equivalent and 5.1% in securities rated CCC or its equivalent. Of these securities, 94% were rated by an NRSRO and 6% were unrated. All of the unrated securities were considered by the investment adviser to be of comparable quality to the Portfolio's investments rated by an NRSRO.



 The Portfolio may also invest in fixed income securities which are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities. The Portfolio may also be invested in common stocks and other equity-type securities (such as convertible debt securities). See "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below.

 The Alliance High Yield Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's
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 various strategies in attempting to achieve its objective. The Portfolio may make secured loans of its portfolio securities without limitation. See "Investment Techniques-Securities Lending," below. In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write covered call and put options and may purchase call and put options on individual fixed income securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Risk Factors in Options and Futures," below.

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 The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios, other than the Alliance Equity Index Portfolio, may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios, other than the Alliance Money Market and the Alliance Equity Index Portfolios, may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios, other than the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may also write covered put and call options and buy put and call options on foreign currencies. The Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance Growth and Income and Alliance Equity Index Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.



 CERTAIN MONEY MARKET INSTRUMENTS

 All of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolios, other than the Alliance Equity Index Portfolio, may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.

 DERIVATIVES

 o  Futures

 The Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Balanced and Alliance Quality Bond Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above (except the Alliance Intermediate Government Securities and Alliance Quality Bond Portfolios) as well as the Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth and Alliance Growth and Income Portfolios may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). In the case of the Alliance Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet







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 shareholder redemptions or minimize tracking error. As described below under
 "Foreign Securities and Currencies," the Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Quality Bond and Alliance Growth and Income Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). All of the Portfolios, except the Alliance Money Market Portfolio, may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. In addition, the contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.

 o  Options

 The Portfolios, other than the Alliance Money Market and Alliance Equity Index Portfolios, may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios, other than the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may also write covered put and call options and buy put and call options on foreign currencies.

 A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or

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 industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below. Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities. In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price. The Portfolios, except the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

 o  Risk Factors in Options and Futures

 To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions
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 the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

 FIXED INCOME SECURITIES

 Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

 FOREIGN SECURITIES AND CURRENCIES

 All of the Portfolios, except the Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may invest in foreign securities. For these purposes, "foreign securities" are securities of foreign issuers that are not traded in U.S. markets. Each of the Portfolios, except the Alliance Intermediate Government Securities Portfolio, may invest in American depositary receipts and securities of foreign issuers that are traded in U.S. markets. These securities may involve certain of the risks described below for foreign securities.

 Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States. The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

 FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when- issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield. Forward commitments and when-issued and delayed delivery

          ----------------------------------------------  The Hudson River Trust

----------
   42

--------------------------------------------------------------------------------



 transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the Portfolio will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.



 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 All the Portfolios, except the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

 Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.

 LOAN ASSIGNMENTS AND PARTICIPATIONS

 The Alliance High Yield Portfolio may invest in participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates. These investments are subject to the same risks associated with fixed income securities generally. For example, loans to foreign governments will involve a risk that the governmental entities responsible for the repayment of the loan may be unable, or unwilling, to pay interest and repay principal when due. In addition, loan participations and assignments are often not rated and may also be less liquid than other debt interests.

 Even if the loans are secured, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Also, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement, and the Portfolio will generally have to rely on the agent to apply appropriate credit remedies against a borrower. Consequently, loan participations may also be adversely affected by the insolvency of the lending bank or other intermediary.

 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 The Portfolios, other than the Alliance Equity Index Portfolio, may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios, other than the Equity Index Portfolio, may invest in (i) mortgage-backed securities,

----------
  43

--------------------------------------------------------------------------------

 including GNMA, FNMA and FHLMC certificates, (ii) CMOs that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) REMICs and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

 The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

 The fixed rate mortgage-backed and asset-backed securities in which the Alliance Money Market Portfolio invests will have remaining maturities of less than one year. The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."

 PORTFOLIO TURNOVER

 Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.

 REPURCHASE AGREEMENTS

 In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% (10% in the case of the Alliance Money Market Portfolio) of the Portfolio's net assets would be invested in "illiquid securities."

 RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

 Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with

          ----------------------------------------------  The Hudson River Trust

----------
   44

--------------------------------------------------------------------------------

 respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.

 SECURITIES LENDING



 For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.

4

Management of the Trust

-----
 45

--------------------------------------------------------------------------------

 THE INVESTMENT ADVISER

 Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.



 Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.



 The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:



                                                     First          Next          Next          Next
                                                $750 Million   $750 Million   $1 Billion   $2.5 Billion    Thereafter
                                               -------------- -------------- ------------ -------------- ------------
 Alliance International                             0.900%         0.825%        0.800%        0.780%       0.770  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Global                                    0.675%         0.600%        0.550%        0.530%       0.520  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Aggressive Stock                          0.625%         0.575%        0.525%        0.500%       0.475  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Common Stock                              0.475%         0.425%        0.375%        0.355%        0.345%*
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Growth and Income                         0.550%         0.525%        0.500%        0.480%       0.470  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Small Cap Growth                          0.900%         0.850%        0.825%        0.800%       0.775  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Growth Investors                          0.550%         0.500%        0.450%        0.425%       0.400  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Balanced                                  0.450%         0.400%        0.350%        0.325%       0.300  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Conservative Investors                    0.475%         0.425%        0.375%        0.350%       0.325  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance High Yield                                0.600%         0.575%        0.550%        0.530%       0.520  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%       0.445  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%       0.420  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Equity Index                              0.325%         0.300%        0.275%        0.255%       0.245  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Money Market                              0.350%         0.325%        0.300%        0.280%       0.270  %
----------------------------------------------      -----          -----         -----         -----        ------


* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

----------
   46

--------------------------------------------------------------------------------

For 1998, the Portfolios paid the following advisory fees (as a percentage of each Portfolio's average daily net assets):



          Alliance International                              0.90%

-------------------------------------------------------       ----
          Alliance Global                                     0.64%

-------------------------------------------------------       ----
          Alliance Aggressive Stock                           0.54%

-------------------------------------------------------       ----
          Alliance Common Stock                               0.36%

-------------------------------------------------------       ----
          Alliance Growth and Income                          0.55%

-------------------------------------------------------       ----
          Alliance Small Cap Growth                           0.90%

-------------------------------------------------------       ----
          Alliance Growth Investors                           0.51%

-------------------------------------------------------       ----
          Alliance Balanced                                   0.41%

-------------------------------------------------------       ----
          Alliance Conservative Investors                     0.48%

-------------------------------------------------------       ----
          Alliance High Yield                                 0.60%

-------------------------------------------------------       ----
          Alliance Quality Bond                               0.53%

-------------------------------------------------------       ----
          Alliance Intermediate Government Securities         0.50%

-------------------------------------------------------       ----
          Alliance Equity Index                               0.31%

-------------------------------------------------------       ----
          Alliance Money Market                               0.35%

-------------------------------------------------------       ----


 THE PORTFOLIO MANAGERS

 THE ASSET ALLOCATION SERIES

 ALLIANCE CONSERVATIVE INVESTORS, ALLIANCE BALANCED AND ALLIANCE GROWTH INVESTORS PORTFOLIOS

 Robert G. Heisterberg has been the person principally responsible for the Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios' investment programs since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

 THE EQUITY SERIES

 ALLIANCE GROWTH AND INCOME PORTFOLIO

 Paul Rissman and W. Theodore Kuck have been the persons principally responsible for the Alliance Growth and Income Portfolio's investment program, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.*

 ALLIANCE EQUITY INDEX PORTFOLIO

 Judith A. DeVivo has been the person principally responsible for the Alliance Equity Index Portfolio's investment program since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

     ---------------------------------
 * Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

----------
  47

--------------------------------------------------------------------------------

 ALLIANCE COMMON STOCK PORTFOLIO

 Tyler J. Smith has been the person principally responsible for the Alliance Common Stock Portfolio's investment program since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.*

 ALLIANCE GLOBAL AND ALLIANCE INTERNATIONAL PORTFOLIOS

 Sandra L. Yeager has been the person principally responsible for the Alliance Global Portfolio's investment program since 1998. Ms. Yeager has also been the person principally responsible for the Alliance International Portfolio's investment program since January 1999. Ms. Yeager, a Senior Vice President of Alliance Capital Management L.P. ("Alliance"), has been associated with Alliance since 1990.

 ALLIANCE AGGRESSIVE STOCK PORTFOLIO

 Alden M. Stewart and Randall E. Haase have been the persons principally responsible for the Alliance Aggressive Stock Portfolio's investment program since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970.* Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.*

 ALLIANCE SMALL CAP GROWTH PORTFOLIO

 Mark J. Cunneen has been the person principally responsible for the Alliance Small Cap Growth Portfolio's investment program since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.

 THE FIXED INCOME SERIES

 ALLIANCE MONEY MARKET PORTFOLIO

 Raymond J. Papera has been the person principally responsible for the Alliance Money Market Portfolio's investment program since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.*

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

 Jeffrey S. Phlegar has been the person principally responsible for the Alliance Intermediate Government Securities Portfolio's investment program since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1998.

 ALLIANCE QUALITY BOND PORTFOLIO

 Matthew Bloom has been the person principally responsible for the Alliance Quality Bond Portfolio's investment program since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

 ALLIANCE HIGH YIELD PORTFOLIO

 Wayne C. Tappe has been the person principally responsible for the Alliance High Yield Portfolio's investment program since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.*

 ---------------------------------
 * Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

          ----------------------------------------------  The Hudson River Trust

----------
   48

--------------------------------------------------------------------------------

 YEAR 2000

 Many computer software systems in use today cannot properly process date-related information relating to periods from and after January 1, 2000. Should any of the computer systems employed by the Trust's major service providers fail to process this type of information properly, that could have a negative impact on the Trust's operations and services that are provided to the Trust's shareholders. Alliance has advised the Trust that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Trust's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Trust and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Trust may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

5

Description of the Trust's Shares

----------
  49

--------------------------------------------------------------------------------

 PURCHASE AND REDEMPTION

 EQ Financial Consultants, Inc., formerly Equico Securities, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Class IA shares of the Trust. EQ Financial's address is 1755 Broadway, New York, New York 10019. The Trust will offer and sell its shares without a sales charge, at each Portfolio's net asset value per share. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.



 All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

 The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.



 HOW ASSETS ARE VALUED

 Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued at the close of regular trading on the New York Stock Exchange as follows, as further described in the SAI:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolio's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios other than the Alliance Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

6

Dividends, Distributions and Taxes

----------
   50

--------------------------------------------------------------------------------

 All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

 Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

 In order for investors to receive the favorable tax treatment generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts (other than "pension plan contracts"), including accumulated investment earnings, would be immediately taxable to the holders of such contracts.

 A more complete discussion of this and other issues appears in the SAI.



 For more information regarding the tax implications for owners of variable contracts investing in the Trust, refer to the prospectuses for those products.

7

Financial Highlights

-----
 51

--------------------------------------------------------------------------------



 The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the SAI. Additional unaudited performance information is contained in the Trust's Annual Report, which is available upon request.



                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES

          (FOR A CLASS IA SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                            ASSET ALLOCATION SERIES

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:



                                                                                     Year Ended December 31,

                                                                -----------------------------------------------------------------
                                                                     1998         1997         1996         1995          1994
                                                                ------------ ------------ ------------ ------------ -------------
 Net asset value, beginning of year (b) .......................   $ 11.89      $ 11.29      $ 11.52      $ 10.15       $ 11.12
                                                                  -------      -------      -------      -------       -------
  Income from investment operations:

  Net investment income .......................................      0.49         0.49         0.50         0.60          0.55
  Net realized and unrealized gain (loss)
   on investments and foreign currency

   transactions ...............................................      1.12         0.97         0.07         1.43        ( 1.00)
                                                                  -------      -------      -------      -------       -------
  Total from investment operations ............................      1.61         1.46         0.57         2.03        ( 0.45)
                                                                  -------      -------      -------      -------       -------
  Less distributions:

  Dividends from net investment income ........................     ( 0.48)      ( 0.49)      ( 0.51)      ( 0.59)      ( 0.52)
  Distributions from realized gains ...........................     ( 0.70)      ( 0.37)      ( 0.27)      ( 0.07)           -
  Distributions in excess of realized gains ...................          -            -       ( 0.02)           -            -
                                                                  --------     --------     --------     --------      -------
  Total dividends and distributions ...........................     ( 1.18)      ( 0.86)      ( 0.80)      ( 0.66)      ( 0.52)
                                                                  --------     --------     --------     --------      -------
 Net asset value, end of year .................................   $ 12.32      $ 11.89      $ 11.29      $ 11.52       $ 10.15
                                                                  --------     --------     --------     --------      -------
 Total return (c) .............................................      13.88%       13.25%        5.21%       20.40%      ( 4.10)%
                                                                  --------     --------     --------     --------      -------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) ..............................   $355,441     $307,847     $282,402     $252,101      $173,691
 Ratio of expenses to average net assets ......................       0.53%        0.57%        0.61%        0.59%        0.59%
 Ratio of net investment income to average net assets .........       3.99%        4.17%        4.48%        5.48%        5.22%
 Portfolio turnover rate ......................................        103%         206%         181%         287%         228%




 Footnotes appear on page 65.

-----
  52

--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO:


                                                                    Year Ended December 31,

                                                                 -----------------------------
                                                                       1998           1997
                                                                 -------------- --------------
  Net asset value, beginning of year (b) .......................   $   17.58      $   16.64
                                                                   ---------      ---------
   Income from investment operations:

   Net investment income .......................................        0.56           0.58
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................        2.54           1.86
                                                                   ---------      ---------
   Total from investment operations ............................        3.10           2.44
                                                                   ---------      ---------
   Less distributions:

   Dividends from net investment income ........................       ( 0.50)        ( 0.59)
   Dividends in excess of net investment income ................            -              -
   Distributions from realized gains ...........................       ( 1.67)        ( 0.91)
   Distributions in excess of realized gains ...................            -              -
   Tax return of capital distributions .........................            -              -
                                                                   ----------     ----------
   Total dividends and distributions ...........................       ( 2.17)        ( 1.50)
                                                                   ----------     ----------
  Net asset value, end of year .................................   $   18.51      $   17.58
                                                                   ----------     ----------
  Total return (c) .............................................        18.11%         15.06%
                                                                   ----------     ----------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $1,936,429     $1,724,089
  Ratio of expenses to average net assets ......................         0.45%          0.45%
  Ratio of net investment income to average net assets .........         3.00%          3.30%
  Portfolio turnover rate ......................................           95%           146%




                                                                            Year Ended December 31,

                                                                 ---------------------------------------------
                                                                           1996           1995            1994
                                                                 -------------- -------------- ---------------
  Net asset value, beginning of year (b) .......................   $   16.76      $   14.87       $   16.67
                                                                   ---------      ---------       ---------
   Income from investment operations:

   Net investment income .......................................        0.53           0.54            0.45
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................        1.31           2.36          ( 1.78)
                                                                   ---------      ---------       ---------
   Total from investment operations ............................        1.84           2.90          ( 1.33)
                                                                   ---------      ---------       ---------
   Less distributions:

   Dividends from net investment income ........................       ( 0.53)        ( 0.54)        ( 0.44)
   Dividends in excess of net investment income ................            -              -         ( 0.03)
   Distributions from realized gains ...........................       ( 1.40)        ( 0.47)             -
   Distributions in excess of realized gains ...................       ( 0.03)             -              -
   Tax return of capital distributions .........................            -              -         ( 0.00)
                                                                   ----------     ----------      ---------
   Total dividends and distributions ...........................       ( 1.96)        ( 1.01)        ( 0.47)
                                                                   ----------     ----------      ---------
  Net asset value, end of year .................................   $   16.64      $   16.76       $   14.87
                                                                   ----------     ----------      ---------
  Total return (c) .............................................        11.68%         19.75%        ( 8.02)%
                                                                   ----------     ----------      ---------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $1,637,856     $1,523,142      $1,329,820
  Ratio of expenses to average net assets ......................         0.41%          0.40%          0.39%
  Ratio of net investment income to average net assets .........         3.15%          3.33%          2.87%
  Portfolio turnover rate ......................................          177%           186%           115%

  Footnotes appear on page 65.

-----
 53

--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO:



                                                                     Year Ended December
                                                                             31,

                                                                -----------------------------
                                                                          1998       1997

                                                                -------------- --------------
 Net asset value, beginning of year (b) .......................   $   18.55      $   17.20
                                                                  ---------      ---------
  Income from investment operations:

  Net investment income .......................................        0.41           0.41
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        3.03           2.43
                                                                  ---------      ---------
  Total from investment operations ............................        3.44           2.84
                                                                  ---------      ---------
  Less distributions:

  Dividends from net investment income ........................       ( 0.41)        ( 0.46)
  Dividends in excess of net investment income ................            -              -
  Distributions from realized gains ...........................       ( 1.71)        ( 1.03)
  Distributions in excess of realized gains ...................            -              -
                                                                  ----------     ----------
  Total dividends and distributions ...........................       ( 2.12)        ( 1.49)
                                                                  ----------     ----------
 Net asset value, end of year .................................   $   19.87      $   18.55
                                                                  ----------     ----------
 Total return (c) .............................................        19.13%         16.87%
                                                                  ----------     ----------
 Ratios/Supplemental Data:

 Net asset, end of year (000's) ...............................   $1,963,074     $1,630,389
 Ratio of expenses to average net assets ......................         0.55%          0.57%
 Ratio of net investment income to average net assets .........         2.10%          2.18%
 Portfolio turnover rate ......................................          102%           121%




                                                                         Year Ended December 31,

                                                                -----------------------------------------
                                                                          1996      1995          1994
                                                                -------------- ------------ -------------
 Net asset value, beginning of year (b) .......................   $   17.68      $ 14.66       $ 15.61
                                                                  ---------      -------       -------
  Income from investment operations:

  Net investment income .......................................        0.40         0.57          0.50
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        1.66         3.24        ( 0.98)
                                                                  ---------      -------       -------
  Total from investment operations ............................        2.06         3.81        ( 0.48)
                                                                  ---------      -------       -------
  Less distributions:

  Dividends from net investment income ........................       ( 0.40)      ( 0.54)      ( 0.46)
  Dividends in excess of net investment income ................       ( 0.03)      ( 0.01)      ( 0.01)
  Distributions from realized gains ...........................       ( 2.10)      ( 0.24)           -
  Distributions in excess of realized gains ...................       ( 0.01)           -            -
                                                                  ----------     --------      -------
  Total dividends and distributions ...........................       ( 2.54)      ( 0.79)      ( 0.47)
                                                                  ----------     --------      -------
 Net asset value, end of year .................................   $   17.20      $ 17.68       $ 14.66
                                                                  ----------     --------      -------
 Total return (c) .............................................        12.61%       26.37%      ( 3.15)%
                                                                  ----------     --------      -------
 Ratios/Supplemental Data:

 Net asset, end of year (000's) ...............................   $1,301,643     $896,134      $492,478
 Ratio of expenses to average net assets ......................         0.57%        0.56%        0.59%
 Ratio of net investment income to average net assets .........         2.31%        3.43%        3.32%
 Portfolio turnover rate ......................................          190%         107%         131%


 Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  54

--------------------------------------------------------------------------------

                                 EQUITY SERIES

ALLIANCE GROWTH AND INCOME PORTFOLIO:


                                                                       Year Ended December
                                                                               31,

                                                                    -------------------------
                                                                         1998         1997

                                                                    ------------ ------------
  Net asset value, beginning of year (b) ..........................   $ 15.38      $ 13.01
                                                                      -------      -------
   Income from investment operations:

   Net investment income ..........................................      0.06         0.15
   Net realized and unrealized gain (loss) on investments .........      3.08         3.30
                                                                      -------      -------
   Total from investment operations ...............................      3.14         3.45
                                                                      -------      -------
   Less distributions:

   Dividends from net investment income ...........................     ( 0.05)      ( 0.15)
   Distributions from realized gains ..............................     ( 1.48)      ( 0.93)
                                                                      --------     --------
   Total dividends and distributions ..............................     ( 1.53)      ( 1.08)
                                                                      --------     --------
  Net asset value, end of year ....................................   $ 16.99      $ 15.38
                                                                      --------     --------
  Total return (c) ................................................      20.86%       26.90%
                                                                      --------     --------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) .................................   $877,744     $555,059
  Ratio of expenses to average net assets .........................       0.58%        0.58%
  Ratio of net investment income to average net assets ............       0.38%        0.99%
  Portfolio turnover rate .........................................         74%          79%




                                                                          Year Ended December 31,

                                                                    ------------------------------------
                                                                         1996           1995        1994
                                                                    ------------ ----------- -----------
  Net asset value, beginning of year (b) ..........................   $ 11.70      $  9.70     $  9.95
                                                                      -------      -------     -------
   Income from investment operations:

   Net investment income ..........................................      0.24        0.33         0.31
   Net realized and unrealized gain (loss) on investments .........      2.05        1.97       ( 0.36)
                                                                      -------      -------     -------
   Total from investment operations ...............................      2.29        2.30       ( 0.05)
                                                                      -------      -------     -------
   Less distributions:

   Dividends from net investment income ...........................     ( 0.23)     ( 0.30)     ( 0.20)
   Distributions from realized gains ..............................     ( 0.75)          -           -
                                                                      --------     -------     -------
   Total dividends and distributions ..............................     ( 0.98)     ( 0.30)     ( 0.20)
                                                                      --------     -------     -------
  Net asset value, end of year ....................................   $ 13.01      $ 11.70     $  9.70
                                                                      --------     -------     -------
  Total return (c) ................................................      20.09%      24.07%     ( 0.58)%
                                                                      --------     -------     -------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) .................................   $232,080     $98,053     $31,522
  Ratio of expenses to average net assets .........................       0.58%       0.60%       0.78%
  Ratio of net investment income to average net assets ............       1.94%       3.11%       3.13%
  Portfolio turnover rate .........................................         88%         65%         52%

  Footnotes appear on page 65.

-----
 55

--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO:



                                                                                     Year Ended
                                                                                    December 31,

                                                                -----------------------------------------------------
                                                                      1998          1997         1996         1995
                                                                -------------- ------------ ------------ ------------
 Net asset value, beginning of period (b) .....................   $   19.74      $ 15.16      $ 13.13      $  9.87
                                                                  ---------      -------      -------      -------
  Income from investment operations:

  Net investment income .......................................        0.27         0.26         0.27         0.26
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        5.25         4.64         2.65         3.32
                                                                  ---------      -------      -------      -------
  Total from investment operations ............................        5.52         4.90         2.92         3.58
                                                                  ---------      -------      -------      -------
  Less distributions:

  Dividends from net investment income ........................       ( 0.25)      ( 0.25)      ( 0.25)      ( 0.22)
  Distributions from realized gains ...........................       ( 0.01)      ( 0.07)      ( 0.64)      ( 0.09)
  Distributions in excess of realized gains ...................            -            -            -       ( 0.01)
                                                                  ----------     --------     --------     --------
  Total dividends and distributions ...........................       ( 0.26)      ( 0.32)      ( 0.89)      ( 0.32)
                                                                  ----------     --------     --------     --------
 Net asset value, end of period ...............................   $   25.00      $ 19.74      $ 15.16      $ 13.13
                                                                  ----------     --------     --------     --------
 Total return (c) .............................................        28.07%       32.58%       22.39%       36.48%
                                                                  ----------     --------     --------     --------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) ............................   $1,689,913     $943,631     $386,249     $165,785
 Ratio of expenses to average net assets ......................         0.34%        0.37%        0.39%        0.48%
 Ratio of net investment income to average net assets .........         1.23%        1.46%        1.91%        2.16%
 Portfolio turnover rate ......................................            6%           3%          15%           9%




                                                                   March 1, 1994
                                                                        to

                                                                 December 31, 1994

                                                                ------------------
 Net asset value, beginning of period (b) .....................     $   10.00
                                                                    ---------
  Income from investment operations:

  Net investment income .......................................          0.20
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        ( 0.09)
                                                                    ---------
  Total from investment operations ............................          0.11
                                                                    ---------
  Less distributions:

  Dividends from net investment income ........................        ( 0.20)
  Distributions from realized gains ...........................        ( 0.03)
  Distributions in excess of realized gains ...................        ( 0.01)
                                                                    ---------
  Total dividends and distributions ...........................        ( 0.24)
                                                                    ---------
 Net asset value, end of period ...............................     $    9.87
                                                                    ---------
 Total return (c) .............................................          1.08%
                                                                    ---------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) ............................     $36,748
 Ratio of expenses to average net assets ......................          0.49%(d)
 Ratio of net investment income to average net assets .........          2.42%(d)
 Portfolio turnover rate ......................................             7%



                                  ----------------------  The Hudson River Trust

-----
  56

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO:


                                                                    Year Ended December 31,

                                                                 ------------------------------
                                                                        1998           1997
                                                                 --------------- --------------
  Net asset value, beginning of year (b) .......................   $    21.61      $   18.23
                                                                   ----------      ---------
   Income from investment operations:

   Net investment income .......................................         0.18           0.14
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................         5.99           5.12
                                                                   ----------      ---------
   Total from investment operations ............................         6.17           5.26
                                                                   ----------      ---------
   Less distributions:

   Dividends from net investment income ........................        ( 0.15)        ( 0.11)
   Dividends in excess of net investment income ................             -              -
   Distributions from realized gains ...........................        ( 3.28)        ( 1.77)
   Distributions in excess of realized gains ...................             -              -
   Tax return of capital distributions .........................             -              -
                                                                   -----------     ----------
   Total dividends and distributions ...........................        ( 3.43)        ( 1.88)
                                                                   -----------     ----------
  Net asset value, end of year .................................   $    24.35      $   21.61
                                                                   -----------     ----------
  Total return (c) .............................................         29.39%         29.40%
                                                                   -----------     ----------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $12,061,977     $9,331,994
  Ratio of expenses to average net assets ......................          0.39%          0.39%
  Ratio of net investment income to average net assets .........          0.75%          0.69%
  Portfolio turnover rate ......................................            46%            52%




                                                                            Year Ended December 31,

                                                                 ---------------------------------------------
                                                                       1996           1995            1994
                                                                 -------------- -------------- ---------------
  Net asset value, beginning of year (b) .......................   $   16.48      $   13.36       $   14.65
                                                                   ---------      ---------       ---------
   Income from investment operations:

   Net investment income .......................................        0.15           0.20            0.20
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................        3.73           4.12          ( 0.51)
                                                                   ---------      ---------       ---------
   Total from investment operations ............................        3.88           4.32          ( 0.31)
                                                                   ---------      ---------       ---------
   Less distributions:

   Dividends from net investment income ........................       ( 0.15)        ( 0.20)        ( 0.19)
   Dividends in excess of net investment income ................            -         ( 0.02)        ( 0.01)
   Distributions from realized gains ...........................       ( 1.76)        ( 0.95)        ( 0.77)
   Distributions in excess of realized gains ...................       ( 0.22)        ( 0.03)             -
   Tax return of capital distributions .........................            -              -         ( 0.01)
                                                                   ----------     ----------      ---------
   Total dividends and distributions ...........................       ( 2.13)        ( 1.20)        ( 0.98)
                                                                   ----------     ----------      ---------
  Net asset value, end of year .................................   $   18.23      $   16.48       $   13.36
                                                                   ----------     ----------      ---------
  Total return (c) .............................................        24.28%         32.45%        ( 2.14)%
                                                                   ----------     ----------      ---------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $6,625,390     $4,879,677      $3,466,245
  Ratio of expenses to average net assets ......................         0.38%          0.38%          0.38%
  Ratio of net investment income to average net assets .........         0.85%          1.27%          1.40%
  Portfolio turnover rate ......................................           55%            61%            52%

  Footnotes appear on page 65.

-----
 57

--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO:


                                                                   Year Ended December 31,

                                                                -----------------------------
                                                                      1998           1997
                                                                -------------- --------------
 Net asset value, beginning of year (b) .......................   $   17.29      $   16.92
                                                                  ---------      ---------
  Income from investment operations:

  Net investment income .......................................        0.14           0.17
  Net realized and unrealized gain on investments and foreign
   currency transactions ......................................        3.56           1.75
                                                                  ---------      ---------
  Total from investment operations ............................        3.70           1.92
                                                                  ---------      ---------
  Less distributions:

  Dividends from net investment income ........................       ( 0.22)        ( 0.36)
  Dividends in excess of net investment income ................            -              -
  Distributions from realized gains ...........................       ( 1.31)        ( 1.19)
  Distributions in excess of realized gains ...................            -              -
  Tax return of capital distributions .........................            -              -
                                                                  ----------     ----------
  Total dividends and distributions ...........................       ( 1.53)        ( 1.55)
                                                                  ----------     ----------
 Net asset value, end of year .................................   $   19.46      $   17.29
                                                                  ----------     ----------
 Total return (c) .............................................        21.80%         11.66%
                                                                  ----------     ----------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) ..............................   $1,360,220     $1,203,867
 Ratio of expenses to average net assets ......................         0.71%          0.69%
 Ratio of net investment income to average net assets .........         0.72%          0.97%
 Portfolio turnover rate ......................................          105%            57%




                                                                       Year Ended December 31,

                                                                -------------------------------------
                                                                     1996         1995         1994
                                                                ------------ ------------ -----------
 Net asset value, beginning of year (b) .......................   $ 15.74      $ 13.87     $ 13.62
                                                                  -------      -------     --------
  Income from investment operations:

  Net investment income .......................................      0.21         0.26        0.20
  Net realized and unrealized gain on investments and foreign
   currency transactions ......................................      2.05         2.32        0.52
                                                                  -------      -------     --------
  Total from investment operations ............................      2.26         2.58        0.72
                                                                  -------      -------     --------
  Less distributions:

  Dividends from net investment income ........................     ( 0.21)      ( 0.25)     ( 0.17)
  Dividends in excess of net investment income ................     ( 0.08)           -           -
  Distributions from realized gains ...........................     ( 0.79)      ( 0.42)     ( 0.28)
  Distributions in excess of realized gains ...................          -       ( 0.03)     ( 0.00)
  Tax return of capital distributions .........................     ( 0.00)      ( 0.01)     ( 0.02)
                                                                  --------     --------    --------
  Total dividends and distributions ...........................     ( 1.08)      ( 0.71)     ( 0.47)
                                                                  --------     --------    --------
 Net asset value, end of year .................................   $ 16.92      $ 15.74     $ 13.87
                                                                  --------     --------    --------
 Total return (c) .............................................      14.60%       18.81%       5.23%
                                                                  --------     --------    --------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) ..............................   $997,041     $686,140    $421,698
 Ratio of expenses to average net assets ......................       0.60%        0.61%       0.69%
 Ratio of net investment income to average net assets .........       1.28%        1.76%       1.41%
 Portfolio turnover rate ......................................         59%          67%         71%

 Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  58

--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO:



                                                                             Year Ended December 31,           April 3, 1995
                                                                     ---------------------------------------         to

                                                                          1998          1997         1996     December 31, 1995
                                                                     ------------ ------------- ------------ ------------------
 Net asset value, beginning of period (b) ..........................   $ 10.27       $ 11.50      $ 10.87    $         10.00
                                                                       -------       -------      -------    ---------------
  Income from investment operations:

  Net investment income ............................................      0.09          0.10         0.13               0.14
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...........................................      0.97        ( 0.45)        0.94               0.98
                                                                       -------       -------      -------    ---------------
  Total from investment operations .................................      1.06        ( 0.35)        1.07               1.12
                                                                       -------       -------      -------    ---------------
  Less distributions:

  Dividends from net investment income .............................     ( 0.20)      ( 0.32)       ( 0.10)           ( 0.07)
  Dividends in excess of net investment income .....................          -            -        ( 0.09)           ( 0.13)
  Distributions from realized gains ................................     ( 0.00)      ( 0.56)       ( 0.25)           ( 0.05)
                                                                       --------      -------      --------   ---------------
  Total dividends and distributions ................................     ( 0.20)      ( 0.88)       ( 0.44)           ( 0.25)
                                                                       --------      -------      --------   ---------------
 Net asset value, end of period ....................................   $ 11.13       $ 10.27      $ 11.50    $         10.87
                                                                       --------      -------      --------   ---------------
 Total return (c) ..................................................      10.57%      ( 2.98)%        9.82%            11.29%
                                                                       --------      -------      --------   ---------------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) .................................  $204,767       $190,611     $151,907   $        28,684

 Ratio of expenses to average net assets ........................... 1.06 %             1.08%         1.06%             1.03%(d)

 Ratio of net investment income to average net assets ..............      0.81%         0.83%         1.10%             1.71%(d)

 Portfolio turnover rate ...........................................        59%           59%           48%               56%


 Footnotes appear on page 65.

-----
 59

--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:


                                                                        Year Ended December
                                                                                31,

                                                                   -----------------------------
                                                                         1998           1997
                                                                   -------------- --------------
 Net asset value, beginning of year (b) ..........................   $   36.22      $   35.85
                                                                     ---------      ---------
  Income from investment operations:

  Net investment income ..........................................        0.09           0.04
  Net realized and unrealized gain (loss) on investments .........       ( 0.28)         3.71
                                                                     ----------     ---------
  Total from investment operations ...............................       ( 0.19)         3.75
                                                                     ----------     ---------
  Less distributions:

  Dividends from net investment income ...........................       ( 0.16)        ( 0.05)
  Dividends in excess of net investment income ...................            -              -
  Distributions from realized gains ..............................       ( 1.72)        ( 3.33)
  Distributions in excess of realized gains ......................            -              -
  Tax return of capital distributions ............................            -              -
                                                                     ----------     ----------
  Total dividends and distributions ..............................       ( 1.88)        ( 3.38)
                                                                     ----------     ----------
 Net asset value, end of year ....................................   $   34.15      $   36.22
                                                                     ----------     ----------
 Total return (c) ................................................         0.29%         10.94%
                                                                     ----------     ----------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................   $4,346,907     $4,589,771
 Ratio of expenses to average net assets .........................         0.56%          0.54%
 Ratio of net investment income to average net assets ............         0.24%          0.11%
 Portfolio turnover rate .........................................          105%           123%




                                                                              Year Ended December 31,

                                                                   ---------------------------------------------
                                                                             1996           1995            1994
                                                                   -------------- -------------- ---------------
 Net asset value, beginning of year (b) ..........................   $   35.68      $   30.63       $   31.89
                                                                     ---------      ---------       ---------
  Income from investment operations:

  Net investment income ..........................................        0.09           0.10            0.04
  Net realized and unrealized gain (loss) on investments .........        7.52           9.54          ( 1.26)
                                                                     ---------      ---------       ---------
  Total from investment operations ...............................        7.61           9.64          ( 1.22)
                                                                     ---------      ---------       ---------
  Less distributions:

  Dividends from net investment income ...........................       ( 0.09)        ( 0.10)        ( 0.04)
  Dividends in excess of net investment income ...................       ( 0.00)             -              -
  Distributions from realized gains ..............................       ( 7.33)        ( 4.49)             -
  Distributions in excess of realized gains ......................       ( 0.02)             -              -
  Tax return of capital distributions ............................            -              -         ( 0.00)
                                                                     ----------     ----------      ---------
  Total dividends and distributions ..............................       ( 7.44)        ( 4.59)        ( 0.04)
                                                                     ----------     ----------      ---------
 Net asset value, end of year ....................................   $   35.85      $   35.68       $   30.63
                                                                     ----------     ----------      ---------
 Total return (c) ................................................        22.20%         31.63%        ( 3.81)%
                                                                     ----------     ----------      ---------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................   $3,865,256     $2,700,515      $1,832,164
 Ratio of expenses to average net assets .........................         0.48%          0.49%          0.49%
 Ratio of net investment income to average net assets ............         0.24%          0.28%          0.12%
 Portfolio turnover rate .........................................          108%           127%            92%

 Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

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  60

--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO:



                                                                                                May 1, 1997

                                                                           Year Ended              to
                                                                      December 31, 1998     December 31, 1997

                                                                     -------------------   ------------------
 Net asset value, beginning of period (b) ........................         $ 12.35             $  10.00
                                                                           -------             --------
  Income from investment operations:

  Net investment income ..........................................            0.01                 0.01
  Net realized and unrealized gain (loss) on investments .........          ( 0.54)                2.65
                                                                           -------             --------
  Total from investment operations ...............................          ( 0.53)                2.66
                                                                           -------             --------
  Less distributions:

  Dividends from net investment income ...........................               -               ( 0.01)
  Distributions from realized gains ..............................               -               ( 0.30)
                                                                           -------             --------
  Total dividends and distributions ..............................               -               ( 0.31)
                                                                           -------             --------
 Net asset value, end of period ..................................         $ 11.82             $  12.35
                                                                           -------             --------
 Total return (c) ................................................          ( 4.28)%              26.74%
                                                                           -------             --------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) ...............................         $198,360            $ 94,676
 Ratio of expenses to average net assets .........................            0.96%                0.95%(d)
 Ratio of net investment income to average net assets ............            0.08%                0.10%(d)
 Portfolio turnover rate .........................................              94%                  96%


 Footnotes appear on page 65.

-----
 61

--------------------------------------------------------------------------------

                              FIXED INCOME SERIES

ALLIANCE MONEY MARKET PORTFOLIO:


                                                                                     Year Ended December 31,

                                                                 ---------------------------------------------------------------
                                                                      1998         1997         1996         1995         1994
                                                                 ------------ ------------ ------------ ------------ -----------
  Net asset value, beginning of year (b) .......................   $ 10.18      $ 10.17      $ 10.16      $ 10.14     $ 10.12
                                                                   -------      -------      -------      -------     --------
   Income from investment operations:

   Net investment income .......................................      0.53         0.54         0.54         0.57        0.41
   Net realized and unrealized loss on investments .............          -            -       ( 0.01)           -           -
                                                                   --------     --------     --------     --------    --------
   Total from investment operations ............................      0.53         0.54         0.53         0.57        0.41
                                                                   --------     --------     --------     --------    --------
   Less distributions:

   Dividends from net investment income ........................     ( 0.49)      ( 0.53)      ( 0.52)      ( 0.55)     ( 0.39)
                                                                   --------     --------     --------     --------    --------
  Net asset value, end of year .................................   $ 10.22      $ 10.18      $ 10.17      $ 10.16     $ 10.14
                                                                   --------     --------     --------     --------    --------
  Total return (c) .............................................       5.34%        5.42%        5.33%        5.74%       4.02%
                                                                   --------     --------     --------     --------    --------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $723,311     $449,960     $463,422     $386,691    $325,391
  Ratio of expenses to average net assets ......................       0.37%        0.39%        0.43%        0.44%       0.42%
  Ratio of net investment income to average net assets .........       5.13%        5.28%        5.17%        5.53%       4.01%




  Net asset value, beginning of year (b) .......................

   Income from investment operations:

   Net investment income .......................................
   Net realized and unrealized loss on investments .............
   Total from investment operations ............................

   Less distributions:

   Dividends from net investment income ........................
  Net asset value, end of year .................................
  Total return (c) .............................................

  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................
  Ratio of expenses to average net assets ......................
  Ratio of net investment income to average net assets .........


  Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  62

--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO (E):


                                                                                       Year Ended December 31,

                                                                    -------------------------------------------------------------
                                                                         1998         1997         1996        1995        1994
                                                                    ------------ ------------ ----------- ----------- -----------
  Net asset value, beginning of year (b) ..........................   $  9.44      $  9.29     $  9.47     $  8.87     $ 10.08
                                                                      -------      -------     -------     -------     -------
   Income from investment operations:

   Net investment income ..........................................      0.50         0.53       0.54        0.58        0.65
   Net realized and unrealized gain (loss) on investments .........      0.21         0.13      ( 0.19)      0.57      ( 1.08)
                                                                      -------      -------     -------     -------     -------
   Total from investment operations ...............................      0.71         0.66       0.35        1.15      ( 0.43)
                                                                      -------      -------     -------     -------     -------
   Less distributions:

   Dividends from net investment income ...........................     ( 0.48)      ( 0.51)    ( 0.53)     ( 0.55)    ( 0.78)
                                                                      --------     --------    -------     -------     -------
  Net asset value, end of year ....................................   $  9.67      $  9.44     $  9.29     $  9.47     $  8.87
                                                                      --------     --------    -------     -------     -------
  Total return (c) ................................................       7.74%        7.29%      3.78%      13.33%    ( 4.37)%
                                                                      --------     --------    -------     -------     -------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) .................................   $153,383     $115,114    $88,384     $71,780     $48,518
  Ratio of expenses to average net assets .........................       0.55%        0.55%      0.56%       0.57%      0.56%
  Ratio of net investment income to average net assets ............       5.21%        5.61%      5.73%       6.15%      6.75%
  Portfolio turnover rate .........................................        539%         285%       318%        255%       133%


  Footnotes appear on page 65.

-----
 63

--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO:


                                                                    Year Ended December
                                                                            31,

                                                                 -------------------------
                                                                      1998         1997

                                                                 ------------ ------------
  Net asset value, beginning of year (b) .......................   $  9.74      $  9.49
                                                                   -------      -------
   Income from investment operations:

   Net investment income .......................................      0.55         0.60
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions ..............................      0.28         0.24
                                                                   -------      -------
   Total from investment operations ............................      0.83         0.84
                                                                   -------      -------
   Less distributions:

   Dividends from net investment income ........................     ( 0.53)      ( 0.59)
   Dividends in excess of net investment income ................          -            -
   Distribution from realized gains ............................     ( 0.20)           -
   Tax return of capital distributions .........................          -            -
                                                                   --------     --------
   Total dividends and distributions ...........................     ( 0.73)      ( 0.59)
                                                                   --------     --------
  Net asset value, end of year .................................   $  9.84      $  9.74
                                                                   --------     --------
  Total return (c) .............................................       8.69%        9.14%
                                                                   --------     --------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $322,418     $203,233
  Ratio of expenses to average net assets ......................       0.57%        0.57%
  Ratio of net investment income to average net assets .........       5.48%        6.19%
  Portfolio turnover rate ......................................        194%         374%




                                                                         Year Ended December 31,

                                                                 ---------------------------------------
                                                                      1996         1995          1994
                                                                 ------------ ------------ -------------
  Net asset value, beginning of year (b) .......................   $  9.61      $  8.72       $  9.82
                                                                   -------      -------       -------
   Income from investment operations:

   Net investment income .......................................      0.57         0.57          0.66
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions ..............................     ( 0.07)       0.88        ( 1.16)
                                                                   --------     -------       -------
   Total from investment operations ............................      0.50         1.45        ( 0.50)
                                                                   --------     -------       -------
   Less distributions:

   Dividends from net investment income ........................     ( 0.60)      ( 0.56)      ( 0.55)
   Dividends in excess of net investment income ................     ( 0.02)           -            -
   Distribution from realized gains ............................          -            -            -
   Tax return of capital distributions .........................          -            -       ( 0.05)
                                                                   --------     --------      -------
   Total dividends and distributions ...........................     ( 0.62)      ( 0.56)      ( 0.60)
                                                                   --------     --------      -------
  Net asset value, end of year .................................   $  9.49      $  9.61       $  8.72
                                                                   --------     --------      -------
  Total return (c) .............................................       5.36%       17.02%      ( 5.10)%
                                                                   --------     --------      -------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $155,023     $157,443      $127,575
  Ratio of expenses to average net assets ......................       0.59%        0.59%        0.59%
  Ratio of net investment income to average net assets .........       6.06%        6.13%        7.17%
  Portfolio turnover rate ......................................        431%         411%         222%

  Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  64

--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO:



                                                                      Year Ended December
                                                                              31,

                                                                   --------------------------
                                                                         1998         1997

                                                                   ------------- ------------
 Net asset value, beginning of year (b) ..........................    $ 10.41      $ 10.02
                                                                      -------      -------
  Income from investment operations:

  Net investment income ..........................................       1.07         1.04
  Net realized and unrealized gain (loss) on investments .........     ( 1.56)        0.75
                                                                      -------      -------
  Total from investment operations ...............................     ( 0.49)        1.79
                                                                      -------      -------
  Less distributions:

  Dividends from net investment income ...........................     ( 1.03)       ( 0.97)
  Dividends in excess of net investment income ...................          -             -
  Distributions from realized gains ..............................     ( 0.18)       ( 0.43)
                                                                      -------      --------
  Total dividends and distributions ..............................     ( 1.21)       ( 1.40)
                                                                      -------      --------
 Net asset value, end of year ....................................    $  8.71      $ 10.41
                                                                      -------      --------
 Total return (c) ................................................     ( 5.15)%       18.48%
                                                                      -------      --------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................    $405,308     $355,473
 Ratio of expenses to average net assets .........................       0.63%         0.62%
 Ratio of net investment income to average net assets ............      10.67%         9.82%
 Portfolio turnover rate .........................................        181%          390%




                                                                          Year Ended December 31,

                                                                   -------------------------------------
                                                                        1996         1995        1994
                                                                   ------------ ------------ -----------
 Net asset value, beginning of year (b) ..........................   $  9.64      $  8.91      $ 10.08
                                                                     -------      -------      -------
  Income from investment operations:

  Net investment income ..........................................      1.02         0.98         0.89
  Net realized and unrealized gain (loss) on investments .........      1.07         0.73       ( 1.17)
                                                                     -------      -------      -------
  Total from investment operations ...............................      2.09         1.71       ( 0.28)
                                                                     -------      -------      -------
  Less distributions:

  Dividends from net investment income ...........................     ( 0.98)      ( 0.94)     ( 0.88)
  Dividends in excess of net investment income ...................     ( 0.03)      ( 0.04)     ( 0.01)
  Distributions from realized gains ..............................     ( 0.70)           -           -
                                                                     --------     --------     -------
  Total dividends and distributions ..............................     ( 1.71)      ( 0.98)     ( 0.89)
                                                                     --------     --------     -------
 Net asset value, end of year ....................................   $ 10.02      $  9.64      $  8.91
                                                                     --------     --------     -------
 Total return (c) ................................................      22.89%       19.92%     ( 2.79)%
                                                                     --------     --------     -------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................   $199,360     $118,129     $73,895
 Ratio of expenses to average net assets .........................       0.59%        0.60%       0.61%
 Ratio of net investment income to average net assets ............       9.93%       10.34%       9.23%
 Portfolio turnover rate .........................................        485%         350%        248%


 Footnotes appear on page 65.

-----
 65

--------------------------------------------------------------------------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.



(b) Date as of which funds were first allocated to the Portfolios are as follows:

   Alliance Common Stock Portfolio - June 16, 1975 Alliance Money Market Portfolio - July 13, 1981 Alliance Balanced Portfolio - January 27, 1986 Alliance Aggressive Stock Portfolio - January 27, 1986 Alliance High Yield Portfolio - January 2, 1987 Alliance Global Portfolio - August 27, 1987 Alliance Conservative Investors Portfolio - October 2, 1989 Alliance Growth Investors Portfolio - October 2, 1989

   Alliance Intermediate Government Securities Portfolio - April 1, 1991 Alliance Quality Bond Portfolio - October 1, 1993

     Alliance Growth and Income Portfolio - October 1, 1993


     Alliance Equity Index Portfolio - March 1, 1994
     Alliance International Portfolio - April 3, 1995
     Alliance Small Cap Growth Portfolio - May 1, 1997



(c) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d)        Annualized.

(e) On February 22, 1994 shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.



                                  ----------------------  The Hudson River Trust

8

Appendix A

----------
  A-1

--------------------------------------------------------------------------------



 DESCRIPTION OF BOND RATINGS



 Bonds are considered to be "investment grade" if they are in one of the top four ratings.

     S&P's ratings are as follows:

 o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

 o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

 o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

 o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

 o The rating C1 is reserved for income bonds on which no interest is being paid.

 o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

 The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     Moody's ratings are as follows:

 o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

 o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

 o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------
   A-2

--------------------------------------------------------------------------------

 o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

 o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

9

Appendix B

----------
  B-1

--------------------------------------------------------------------------------

 PERFORMANCE INFORMATION

 The following tables provide performance results for The Hudson River Trust Portfolios (except for the Alliance Small Cap Growth Portfolio), net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

 The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

 The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

 From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

 Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5- and 10-year periods. If the fund scores in the top 10% of its class it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

----------
   B-2

--------------------------------------------------------------------------------

 The Lehman Treasury Bond Index ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

 The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

 The Lehman Government/Corporate Bond Index ("Lehman Gov't Corp.") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 The Value Line Convertible Index is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

 The Morgan Stanley Capital International World Index ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

 The Standard & Poor's MidCap 400 Index ("S&P 400") represents an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

 The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2000 Index, widely regarded in the industry as the premier measure of small capitalization stocks, represents approximately 11% of the Russell 3000 Index total market capitalization. The Russell 2000 Growth Index ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth.

 The Lehman Intermediate Government Bond Index represents an unmanaged group of securities consisting of all United States Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

 The Lehman Aggregate Bond Index is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

 The Merrill Lynch High Yield Master Index ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

 The "blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000) in all cases assume a static mix of the two indices.

 The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Common Stock Portfolio on June 16, 1975; the Alliance Money Market Portfolio on July 13, 1981; the Alliance Balanced and Alliance Aggressive Stock Portfolios on January 27, 1986; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Global Portfolio on August 27, 1987; the Alliance Conservative Investors and Alliance Growth Investors Portfolios on October 2, 1989; the Alliance Intermediate Government Securities Portfolio on April 1, 1991; the Alliance Quality Bond and Alliance Growth and Income Portfolios on October 1, 1993; the Alliance Equity Index Portfolio on March 1, 1994; the Alliance International Portfolio on April 3, 1995; and the Alliance Small Cap Growth Portfolio on May 1, 1997. In the "Since Inception" columns of Table I and Table II below, the performance of

----------
 B-3

--------------------------------------------------------------------------------



 each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Alliance Common Stock Portfolio and its comparative indices, from January 13, 1976, the date on which the unit value was established and variable contract owner contributions were first accepted by the Alliance Common Stock Portfolio's separate account predecessor; for the Lipper Money Market Funds Average, from June 1, 1981; for the Lipper Balanced Funds and Small Company Growth Funds Averages, from January 1, 1986; and for the Lipper Global Funds Average, from August 28, 1987.

 The Trust's Portfolios serve as the underlying investment vehicles for variable contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached variable contract prospectus for further information about your variable contract including a description of all charges and expenses.



          ----------------------------------------------  The Hudson River Trust

-----
  B-4

--------------------------------------------------------------------------------



                                    TABLE I



                           ANNUALIZED RATES OF RETURN



                       PERIODS ENDING DECEMBER 31, 1998

Like the tables on pages 5-18, this table provides the average annual returns on each Portfolio's Class IA shares over the designated periods, but extends the information further into the past for Portfolios that have been in operation for more than ten years.




                                                                                                                          Since

 PORTFOLIO/Benchmarks                               1 Year     3 Years    5 Years    10 Years    15 Years    20 Years   Inception
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE ASSET ALLOCATION SERIES
 Conservative Investors ........................     13.88%     10.71%      9.40%          -           -           -       9.99%
 Lipper Flexible Portfolio Avg. ................     14.20      15.62      14.31           -           -           -      12.55
 70% Lehman Treasury/30% S&P500e** .............     15.59      14.45      13.37           -           -           -      12.08
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Balanced ......................................     18.11      14.92      10.82       12.51%          -           -      12.73
 Lipper Balanced Mutual Funds Avg. .............     13.48      15.79      13.84       12.97           -           -      12.32
 50% S&P 500e**/50% Lehman GC ..................     19.02      18.70      16.88       15.21           -           -      14.64
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Growth Investors ..............................     19.13      16.17      13.92           -           -           -      16.09
 Lipper Flexible Portfolio Avg. ................     14.20      15.62      14.31           -           -           -      12.55
 70% S&P 500e**/30% Lehman GC ..................     22.85      22.69      19.96           -           -           -      15.55
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE EQUITY SERIES

 Growth & Income ...............................     20.86      22.58      17.84           -           -           -      16.86
 Lipper Growth & Income Funds Avg. .............     15.61      21.25      18.35           -           -           -      17.89
 75% S&P 500e**/25% Value Line Conv. ...........     20.10      23.99      21.07           -           -           -      20.48
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Equity Index ..................................     28.07      27.61          -           -           -           -      24.31
 Lipper S&P 500 Index Funds Avg.  ..............     28.05      27.67          -           -           -           -      24.31
 S&P 500e** ....................................     28.58      28.23          -           -           -           -      24.79
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Common Stock ..................................     29.39      27.67      21.95       18.65       17.45%      18.61%     16.39
 Lipper Growth Mutual Funds Avg. ...............     22.86      22.23      18.63       16.72       14.65       16.30      16.01
 S&P 500e** ....................................     28.58      28.23      24.06       19.21       17.90       17.76      15.98
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Global ........................................     21.80      15.95      14.28       14.81           -           -      12.55
 Lipper Global Mutual Funds Avg. ...............     14.34      14.67      11.98       11.21           -           -       9.64
 MSCI World ....................................     24.34      17.77      15.68       10.66           -           -       9.55
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 International .................................     10.57       5.61          -           -           -           -       7.49
 Lipper International Funds Avg. ...............     13.02       9.94          -           -           -           -      10.74
 MSCI EAFE Index ...............................     20.00       9.00          -           -           -           -       9.68
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Aggressive Stock ..............................      0.29      10.78      11.47       18.90           -           -      17.81
 Lipper Mid-Cap Growth Funds Avg. ..............     12.16      16.33      14.87       15.44           -           -      13.69
 50% S&P Mid-Cap TR/50% Russell 2000 ...........      8.28      17.77      15.56       16.49           -           -      14.78
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Small Cap. Growth .............................     (4.28)         -          -           -           -           -      12.27
 Lipper Small Company Growth Funds Avg. ........     (0.33)         -          -           -           -           -      16.72
 Russell 2000 Growth ...........................      1.23          -          -           -           -           -      16.58
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE FIXED INCOME SERIES

 Money Market ..................................      5.34       5.36       5.17        5.58        6.35           -       7.06
 Lipper Money Market Mutual Funds Avg. .........      4.84       4.87       4.77        5.20        5.94           -       6.77
 3-Mo. T-Bill ..................................      5.05       5.18       5.11        5.44        6.07           -       6.76
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Intermediate Gov't. Securities ................      7.74       6.26       5.39           -           -           -       7.10
 Lipper Intermediate Govt. Funds Avg. ..........      7.68       6.21       5.91           -           -           -       7.25
 Lehman Intermediate Govt. Bond ................      8.49       6.74       6.45           -           -           -       7.60
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Quality Bond ..................................      8.69       7.72       6.78           -           -           -       6.34
 Lipper Corporate Debt Funds A Rated Avg. ......      7.47       6.38       6.54           -           -           -       6.21
 Lehman Aggregate Bond .........................      8.69       7.29       7.27           -           -           -       6.92
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 High Yield ....................................     (5.15)     11.36       9.99       11.17           -           -      10.49
 Lipper High Current Yield Bond Funds Avg. .....     (0.44)      8.21       7.37        9.34           -           -       8.97
 Merrill Lynch Master High Yield ...............      3.66       9.11       9.01       11.08           -           -      10.72
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------

-----
 B-5

--------------------------------------------------------------------------------



                                    TABLE II



                           CUMULATIVE RATES OF RETURN



                        PERIODS ENDING DECEMBER 31, 1998

This table represents the total (cumulative) return on an investment in each Portfolio's Class IA shares over the designated periods.





 Portfolio/Benchmarks                                 1 Year       3 Years    5 Years
----------------------------------------------- ---------------- ---------- ----------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ..............       13.88%        35.69%     56.68%
 Lipper Flexible Portfolio Avg. ...............       14.20         55.28      97.15
 70% Lehman Treasury/30% S&P 500e** ...........       15.59         49.92      87.28
----------------------------------------------- ---------------- ---------- ----------
 Alliance Balanced ............................       18.11         51.77      67.16
 Lipper Balanced Mutual Funds Avg. ............       13.48         55.60      91.92
 50% S&P 500e**/50% Lehman GC .................       19.02         67.24     118.08
----------------------------------------------- ---------------- ---------- ----------
 Alliance Growth Investors ....................       19.13         56.78      91.90
 Lipper Flexible Portfolio Avg. ...............       14.20         55.28      97.15
 70% S&P 500e**/30% Lehman GC .................       22.85         84.68     148.41
----------------------------------------------- ---------------- ---------- ----------
 THE EQUITY SERIES
 Alliance Growth & Income .....................       20.86         84.18     127.21
 Lipper Growth & Income Funds Avg. ............       15.61         79.05     133.95
 75% S&P 500e**/25% Value Line Conv. ..........       20.10         90.62     160.09
----------------------------------------------- ---------------- ---------- ----------
 Alliance Equity Index ........................       28.07        107.81          -
 Lipper S&P 500 Index Funds Avg. ..............       28.05        108.12          -
 S&P 500e** ...................................       28.58        110.85          -
----------------------------------------------- ---------------- ---------- ----------
 Alliance Common Stock ........................       29.39        108.08     169.69
 Lipper Growth Mutual Funds Avg. ..............       22.86         84.52     138.97
 S&P 500e** ...................................       28.58        110.85     193.91
----------------------------------------------- ---------------- ---------- ----------
 Alliance Global ..............................       21.80         55.88      94.90
 Lipper Global Mutual Funds Avg. ..............       14.34         51.58      77.94
 MSCI World ...................................       24.34         63.34     107.19
----------------------------------------------- ---------------- ---------- ----------
 Alliance International .......................       10.57         17.80          -
 Lipper International Funds Avg. ..............       13.02         33.62          -
 MSCI EAFE Index ..............................       20.00         29.52          -
----------------------------------------------- ---------------- ---------- ----------
 Alliance Aggressive Stock ....................        0.29         35.96      72.14
 Lipper Mid-Cap Growth Funds Avg. .............       12.16         58.64     102.73
 50% S&P Mid-Cap TR/50% Russell 2000 ..........        8.28         63.35     106.12
----------------------------------------------- ---------------- ---------- ----------
 Alliance Small Cap. Growth ...................      ( 4.28)            -          -
 Lipper Small Company Growth Funds Avg.  ......      ( 0.33)            -          -
 Russell 2000 Growth ..........................        1.23             -          -
----------------------------------------------- ---------------- ---------- ----------
 THE FIXED INCOME SERIES
 Alliance Money Market ........................        5.34         16.96      28.65
 Lipper Money Market Mutual Funds Avg.  .......        4.84         15.34      26.25
 3-Mo. T-Bill .................................        5.05         16.35      28.27
-----------------------------------------------      ------        ------     ------
 Alliance Intermediate Govt. Securities .......        7.74         19.97      30.01
 Lipper Intermediate Govt. Funds Avg. .........        7.68         19.84      33.36
 Lehman Intermediate Govt. Bond ...............        8.49         21.61      36.71
----------------------------------------------- ---------------- ---------- ----------
 Alliance Quality Bond ........................        8.69         24.98      38.80
 Lipper Corporate Debt Funds A Rated Avg. .....        7.47         20.42      37.37
 Lehman Aggregate Bond ........................        8.69         23.51      42.06
----------------------------------------------- ---------------- ---------- ----------
 Alliance High Yield ..........................      ( 5.15)        38.11      61.01
 Lipper High Current Yield Bond Funds Avg .....         .(0.44)     26.80      43.00
 Merrill Lynch Master High Yield ..............        3.66         29.90      53.96
----------------------------------------------- ---------------- ---------- ----------




                                                                                               Since

 Portfolio/Benchmarks                             10 Years      15 Years       20 Years     Inception
----------------------------------------------- ----------- -------------- -------------- ------------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ..............         -              -              -       141.34%
 Lipper Flexible Portfolio Avg. ...............         -              -              -       202.48
 70% Lehman Treasury/30% S&P 500e** ...........         -              -              -       187.40
------------------------------------------------   ------       --------       --------     --------
 Alliance Balanced ............................    225.02%             -              -       371.10
 Lipper Balanced Mutual Funds Avg. ............    240.69              -              -       351.90
 50% S&P 500e**/50% Lehman GC .................    311.86              -              -       485.45
------------------------------------------------   ------       --------       --------     --------
 Alliance Growth Investors ....................         -              -              -       297.55
 Lipper Flexible Portfolio Avg. ...............         -              -              -       202.48
 70% S&P 500e**/30% Lehman GC .................         -              -              -       280.88
------------------------------------------------   ------       --------       --------     --------
 THE EQUITY SERIES
 Alliance Growth & Income .....................         -              -              -       126.64
 Lipper Growth & Income Funds Avg. ............         -              -              -       139.10
 75% S&P 500e**/25% Value Line Conv. ..........         -              -              -       166.00
------------------------------------------------   ------       --------       --------     --------
 Alliance Equity Index ........................         -              -              -       186.69
 Lipper S&P 500 Index Funds Avg. ..............         -              -              -       186.34
 S&P 500e** ...................................         -              -              -       192.17
------------------------------------------------   ------       --------       --------     --------
 Alliance Common Stock ........................    452.96       1,017.02%      2,936.74%    3,163.67
 Lipper Growth Mutual Funds Avg. ..............    388.00         727.63       2,185.68     3,490.04
 S&P 500e** ...................................    479.62       1,081.76       2,530.43     2,919.92
------------------------------------------------   ------       --------       --------     --------
 Alliance Global ..............................    298.00              -              -       282.78
 Lipper Global Mutual Funds Avg. ..............    194.96              -              -       188.08
 MSCI World ...................................    175.31              -              -       181.57
------------------------------------------------   ------       --------       --------     --------
 Alliance International .......................         -              -              -        31.10
 Lipper International Funds Avg. ..............         -              -              -        47.74
 MSCI EAFE Index ..............................         -              -              -        41.40
------------------------------------------------   ------       --------       --------     --------
 Alliance Aggressive Stock ....................    464.50              -              -       732.43
 Lipper Mid-Cap Growth Funds Avg. .............    334.88              -              -       448.32
 50% S&P Mid-Cap TR/50% Russell 2000 ..........    360.30              -              -       494.67
------------------------------------------------   ------       --------       --------     --------
 Alliance Small Cap. Growth ...................         -              -              -        21.32
 Lipper Small Company Growth Funds Avg.  ......         -              -              -        28.98
 Russell 2000 Growth ..........................         -              -              -        29.23
------------------------------------------------   ------       --------       --------     --------
 THE FIXED INCOME SERIES
 Alliance Money Market ........................     72.10         151.79              -       229.45
 Lipper Money Market Mutual Funds Avg.  .......     66.09         137.69              -       214.68
 3-Mo. T-Bill .................................     69.88         142.02              -       214.45
------------------------------------------------   ------       --------       --------     --------
 Alliance Intermediate Govt. Securities .......         -              -              -        70.15
 Lipper Intermediate Govt. Funds Avg. .........         -              -              -        72.35
 Lehman Intermediate Govt. Bond ...............         -              -              -        76.55
------------------------------------------------   ------       --------       --------     --------
 Alliance Quality Bond ........................         -              -              -        38.10
 Lipper Corporate Debt Funds A Rated Avg. .....         -              -              -        37.26
 Lehman Aggregate Bond ........................         -              -              -        42.14
------------------------------------------------   ------       --------       --------     --------
 Alliance High Yield ..........................    188.22              -              -       231.11
 Lipper High Current Yield Bond Funds Avg .....    145.62              -              -       182.21
 Merrill Lynch Master High Yield ..............    186.01              -              -       239.69
------------------------------------------------   ------       --------       --------     --------


                                  ----------------------  The Hudson River Trust

-----
  B-6

--------------------------------------------------------------------------------

                                   TABLE III

                            ANNUAL RATES OF RETURN



Like the bar charts on pages 5-18, this table represents the specific returns on each Portfolio's Class IA shares for each year individually, but extends the information further into the past for Portfolios that have been in operation for more than ten years.




                  Alliance    Alliance     Alliance                Alliance                  Alliance
 Year Ending       Common      Money     Aggressive    Alliance      High       Alliance     Conserv.

December 31        Stock       Market       Stock      Balanced     Yield        Global     Investors
--------------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
 1976 .........     9.2%*
 1977 .........    -9.2
 1978 .........     8.2
 1979 .........    29.8
 1980 .........    50.1
 1981 .........    -5.8         7.1%*
 1982 .........    17.6        13.0
 1983 .........    26.1         8.9
 1984 .........    -2.0        10.9
 1985 .........    33.4         8.2
 1986 .........    17.3         6.6         35.9%*      29.1%*
 1987 .........     7.5         6.6          7.3        -0.9         4.7%*      -13.3%*
 1988 .........    22.4         7.3          1.1        13.3         9.7         10.9
 1989 .........    25.6         9.2         43.5        25.8         5.1         26.7          3.1%*
 1990 .........    -8.1         8.2          8.2         0.3        -1.1         -6.1          6.3
 1991 .........    37.9         6.2         86.9        41.3        24.5         30.5         19.8
 1992 .........     3.2         3.6         -3.2        -2.8        12.3         -0.5          5.6
 1993 .........    24.8         3.0         16.8        12.3        23.2         32.1         10.8
 1994 .........    -2.1         4.0         -3.8        -8.0        -2.8          5.2         -4.1
 1995 .........    32.5         5.7         31.6        19.8        19.9         18.8         20.4
 1996 .........    24.3         5.3         22.2        11.7        22.9         14.6          5.2
 1997 .........    29.4         5.4         10.9        15.1        18.5         11.7         13.3
 1998 .........    29.4         5.3          0.3        18.1        -5.2         21.8         13.9




                                    Alliance

                  Alliance        Alliance       Alliance     Growth      Alliance                     Alliance
 Year Ending       Growth      Intermediate      Quality        and        Equity       Alliance      Small Cap

December 31      Investors   Govt. Securities      Bond       Income       Index     International     Growth
--------------- ----------- ------------------ ----------- ------------ ----------- --------------- ------------
 1976 .........
 1977 .........
 1978 .........
 1979 .........
 1980 .........
 1981 .........
 1982 .........
 1983 .........
 1984 .........
 1985 .........
 1986 .........
 1987 .........
 1988 .........
 1989 .........     4.0%*
 1990 .........    10.7
 1991 .........    48.8            12.1%*
 1992 .........     4.9             5.5
 1993 .........    15.3            10.6          -0.5%*       -0.3%*
 1994 .........    -3.2            -4.4          -5.1         -0.6          1.1%*
 1995 .........    26.4            13.3          17.0         24.1         36.5           11.3%*
 1996 .........    12.6             3.8           5.4         20.1         22.4            9.8
 1997 .........    16.9             7.3           9.1         26.9         32.6          -2.98          26.7%*
 1998 .........    19.1             7.7           8.7         20.9         28.1           10.6          -4.3




*Unannualized from the inception date described in this Prospectus at pages B-2 and B-3 through the end of the calendar year indicated.

----------
 B-7

--------------------------------------------------------------------------------

 PERFORMANCE OF PORTFOLIOS MANAGED SIMILARLY TO THE ALLIANCE SMALL CAP GROWTH PORTFOLIO

 In addition to managing the assets of the Alliance Small Cap Growth Portfolio, Alliance manages six portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Alliance Small Cap Growth Portfolio. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions to which the Alliance Small Cap Growth Portfolio, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.



 Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the fifteen full calendar years during which Alliance has managed the Historical Portfolios. As of December 31, 1998, the assets in the Historical Portfolios totaled approximately $1,291.5 million and the average size of a Historical Portfolio was $53.8 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

 The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Small Cap Growth Portfolio, which are higher than the fees imposed on the Historical Portfolios and will result in a higher expense ratio and lower returns for Alliance Small Cap Growth Portfolio. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

 Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued on a daily basis and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

 As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The Russell 2000 universe of securities is complied by Frank Russell Company and consists of the 2000 smallest of the 3000 largest capitalization U.S. companies. The Russell 2000 Index is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 2000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 2000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell 2000 Growth Index. The Russell 2000 Growth Index is, accordingly, designed to include those Russell 2000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 2000 Index, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

 To the extent Alliance Small Cap Growth Portfolio does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the Russell Indices may not be substantially comparable to Alliance Small Cap Growth Portfolio. The Russell Indices are included to illustrate material economic and market factors that existed



          ----------------------------------------------  The Hudson River Trust

-----
  B-8

--------------------------------------------------------------------------------



 during the time period shown. The Russell Indices do not reflect the deduction of any fees. If Alliance Small Cap Growth Portfolio were to purchase a portfolio of securities substantially identical to the securities comprising the Russell Indices, Alliance Small Cap Growth Portfolio's performance relative to the index would be reduced by Alliance Small Cap Growth Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Small Cap Growth Portfolio's shareholders of sales charges and income taxes.

 The Lipper Small Company Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest small company growth mutual funds. The composite investment performance of the Lipper Small Company Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

 The following performance data is provided solely to illustrate Alliance's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Small Cap Growth Portfolio. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

      SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE-HISTORICAL PORTFOLIOS*





                                                                                     Lipper

                                                   Russell          Russell       Small Co.
                               Historical          2000             2000            Growth
                              Portfolios           Index        Growth Index      Fund Index
                            Total Return**     Total Return     Total Return     Total Return
                           ----------------   --------------   --------------   -------------
 Year ended December 31:
 1998 ..................        ( 3.65)%          ( 2.55)%           1.23%          ( 0.85)%
 1997 ..................         21.95             22.37            12.94            15.05
 1996 ..................         36.65             16.50            11.26            14.37
 1995 ..................         54.14             28.45            31.04            31.62
 1994 ..................        ( 3.54)           ( 1.82)          ( 2.43)          ( 0.48)
 1993 ..................         14.11             18.88            13.36            16.93
 1992 ..................          2.99             18.41             7.77            11.18
 1991 ..................         37.34             46.04            51.19            48.53
 1990 ..................        (22.69)           (19.48)          (17.41)          (13.78)
 1989 ..................         27.78             16.26            20.17            21.06
 1988 ..................         27.45             25.02            20.37            20.34
 1987 ..................        ( 7.72)           ( 8.80)          (10.48)          ( 5.48)
 1986 ..................         15.08              5.68             3.58             6.04
 1985 ..................         42.06             31.05            30.97            27.27
 1984 ..................        (11.74)           ( 7.30)          (15.83)          ( 9.18)
 1983 ..................         32.18             29.13            20.13            29.80




----------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

-----
 B-9

--------------------------------------------------------------------------------



The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

                         AVERAGE ANNUAL TOTAL RETURNS





                                                                                               Lipper
                                                                                            Small Co.
                                      Historical       Russell 2000       Russell 2000        Growth
                                     Portfolios           Index          Growth Index       Fund Index
                                   --------------   ----------------   ----------------   -------------
 One year ......................        (3.65)%           (2.55)%             1.23%            (0.85)%
 Three years ...................        17.10             11.58               8.35              9.26
 Five years ....................        19.01             11.86              10.22             11.30
 Ten years .....................        14.30             12.92              11.54             13.16
 Since January 1, 1983 .........        14.34             12.27               9.71             12.11


                                  ----------------------  The Hudson River Trust

--------------------------------------------------------------------------------

The Trust's statement of additional information ("SAI") dated May 1, 1999 contains additional information about the Portfolios. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. You may obtain free copies of the SAI and the Trust's annual and semi-annual reports, request other information about the Trust, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-221,5672.

The SAI has been filed with the Securities and Exchange Commission. You may review and copy information about the Trust, including the SAI, at the Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room. The Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports and other information about the Trust. You may also obtain copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                           Address correspondence to:

                             The Hudson River Trust
                          1345 Avenue of the Americas
                            New York, New York 10105

                                 1-800-221-5672

                              Shareholder Services

                                 1-800-221-5672
                    Investment Company Act File No. 811-4185

The Hudson River Trust


     PROSPECTUS DATED MAY 1, 1999


-----
  1
--------------------------------------------------------------------------------




                      THE ASSET ALLOCATION SERIES
------------------------------------------------------------------------------
                Alliance Conservative Investors Portfolio
                      Alliance Balanced Portfolio
                  Alliance Growth Investors Portfolio

       THE EQUITY SERIES                       THE FIXED INCOME SERIES
---------------------------------------   ---------------------------------
 Alliance Growth and Income Portfolio      Alliance Money Market Portfolio
Alliance Equity Index Portfolio            Alliance Intermediate Government
    Alliance Common Stock Portfolio              Securities Portfolio
   Alliance Global Portfolio               Alliance Quality Bond Portfolio
Alliance International Portfolio            Alliance High Yield Portfolio
  Alliance Aggressive Stock Portfolio
  Alliance Small Cap Growth Portfolio


This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract, which accompanies this Prospectus. This Prospectus relates to the Class IB shares of each Portfolio. Another Prospectus that relates to the Class IA shares of each Portfolio has been filed with the Securities and Exchange Commission.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.




V.IA

Contents of this prospectus






----------
  3
--------------------------------------------------------------------------------






 1
--
RISK/RETURN SUMMARY                     4
------------------------------------    ------

 2
--
DESCRIPTION OF THE PORTFOLIOS          22
------------------------------------   -------
The Asset Allocation Series            22
The Equity Series                      25
The Fixed Income Series                30

 3
--
INVESTMENT TECHNIQUES                  38
------------------------------------   -------

 4
--
MANAGEMENT OF THE TRUST                45
------------------------------------   -------

 5
--
DESCRIPTION OF THE TRUST'S SHARES      49
------------------------------------   -------

 6
--
DIVIDENDS, DISTRIBUTIONS AND TAXES     51
------------------------------------   -------

 7
--
FINANCIAL HIGHLIGHTS                   52
------------------------------------   -------

 8
--
APPENDIX A-DESCRIPTION OF BOND
RATINGS                                A-1
--                                     -------

 9
 --
APPENDIX B-PERFORMANCE INFORMATION     B-1
------------------------------------   -------

1
Risk/Return Summary





----------
    4
--------------------------------------------------------------------------------

 The following is a summary of certain key information about the Hudson River Trust Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

 This Summary identifies each Portfolio's investment objective, principal investment strategies and principal risks. The summary of each Portfolio's principal investment strategies is accompanied by a short discussion of some of the Portfolio's principal risks. The principal risks of each Portfolio are identified and more fully discussed beginning on page 18.


 You can find more detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios (except for the Alliance Money Market Portfolio) may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. This Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


 o how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index (you will find more information on each referenced index in Appendix B); and


 o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).


 A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

     Other important things for you to note:


 o  You may lose money by investing in the Portfolios.


 o An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE ASSET ALLOCATION SERIES
----------
  5
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve a high total return without, in the opinion of Alliance Capital Management L.P., the Portfolio's investment adviser ("Alliance"), undue risk to principal.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. Investment grade debt securities generally represent between 50% and 90% of the Portfolio's holdings, with equity securities comprising the remainder of the Portfolio's assets. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk and leveraging risk. The Portfolio is subject to credit risk through its investments in debt securities and to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



6.2       19.6      5.5       10.5      -4.4      20.2      5.0       13.0      13.6

90        91        92        93        94        95        96        97        98

                                                             Calendar Year End



 During the periods shown above, the highest quarterly return was 7.59% for the quarter ended 12/31/98, and the lowest was -3.27% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was 1.82%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



 PERFORMANCE TABLE


 Average Annual
Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 2,
1998)                    Year         Years         1989)
 Class IB Shares        13.60         9.13          9.71
 Lipper Flexible        14.20        14.31         12.55
 Portfolio Average
 70% Lehman             15.59        13.37         12.08
 Treasury/30% S&P
 500
 S&P 500                28.58        24.06         17.62



 For periods prior to the inception of Class IB shares (5/2/97), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 15.42%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 17.64%.

----------
    6
--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve a high return through both appreciation of capital and current income.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. The Portfolio's debt securities may have equity features such as conversion or exchange rights, stock warrants or participations based on revenues, rates or profits. There will be times when the Portfolio places significantly greater emphasis on equity securities or debt securities, but over time the Portfolio's holdings are expected, on average, to be equally divided between debt securities and equity securities. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk, liquidity risk and leveraging risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



     YEARLY PERFORMANCE (%)



25.6      0.0       41.0      -3.1      12.0      -8.3      19.5      11.4      14.8      17.8

89        90        91        92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 15.07% for the quarter ended 12/31/91, and the lowest -8.35% was for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 2.79%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



 PERFORMANCE TABLE


 Average Annual
Total Returns (for
periods ending
December 31,        Past One     Past Five      Past Ten
1998)                Year         Years         Years
 Class IB Shares     17.82        10.56         12.25
 Lipper Balanced     13.48        13.84         12.97
 Mutual Funds
 Average
 50% S&P 500/50%     19.02        16.88         15.21
 Lehman Gov't Corp.
 S&P 500             28.58        24.06         19.21



 For periods prior to the inception of Class IB shares (7/8/98), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. The average annual total return for Class IB since its actual inception date was 4.92%. Index return for the comparable period (which dates from month-end of the Class IB inception date) was 14.89%.

----------
  7
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in equity and debt securities. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. The Portfolio's equity securities may include foreign stocks as well as preferred stocks and convertible securities and may include securities of intermediate and small-sized companies. The Portfolio's debt securities may include foreign debt securities as well as lower quality, higher yielding debt securities commonly known as "junk bonds." The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.


 Among the principal risks of investing in the Portfolio are market and interest rate risk, management risk, credit risk, leveraging risk, derivatives risk, smaller company risk, liquidity risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in lower quality debt securities.


YEARLY PERFORMANCE (%)



10.4      48.7      4.7       15.0      -3.4      26.1      12.4      16.6      18.8

90        91        92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 18.10 for the quarter ended 12/31/98, and the lowest was -10.66 for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.71%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



 PERFORMANCE TABLE


 Average Annual
Total Returns (for                                  Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 2,
1998)                    Year         Years         1989)
 Class IB Shares        18.83        13.36         15.81
 Lipper Flexible        14.20        14.31         12.55
 Portfolio Average
 70% S&P 500/30%        22.85        19.96         15.55
 Lehman Gov't Corp.
 S&P 500                28.58        24.06         17.62



 For periods prior to the inception of Class IB shares (10/1/96), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 17.94%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 25.17%.



          ----------------------------------------------  The Hudson River Trust

THE EQUITY SERIES
----------
    8
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO


OBJECTIVE:

This Portfolio seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stocks and securities convertible into stocks, and may invest up to 30% of its total assets in high yield debt securities that are convertible into stocks. The Portfolio may invest in foreign securities and may also make use of various other investment strategies. The Portfolio may use derivatives.


 Among the principal risks of investing in the Portfolio are market risk, management risk, leveraging risk, derivatives risk, smaller company risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in high yield debt securities.


YEARLY PERFORMANCE (%)



-0.8      23.8      19.8      26.6      20.6

94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 26.22% for the quarter ended 12/31/98, and the lowest was -15.09% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 2.78%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of convertible and equity securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for                                Since
periods ending                                Inception
December 31,        Past One     Past Five   (October 1,
1998)                Year         Years         1993)
 Class IB Shares     20.56        17.57         16.56
 Lipper Growth and   15.61        18.35         17.89
 Income Funds
 Average
 75% S&P             20.10        21.07         20.48
 500/25%Value Line
 Convertible
 S&P 500             28.58        24.06         23.32



 For periods prior to the inception of Class IB shares (5/2/97), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 26.25%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 25.94%.

----------
  9
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO


OBJECTIVE:

This Portfolio seeks a total return before expenses that approximates the total return performance of the Standard & Poor's (S&P) 500 Composite Stock Price Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 Through the use of proprietary models, the Portfolio attempts to track the Index by investing in many of the Index's largest capitalization securities while trying to maintain industry diversification by investing in some smaller and medium-sized capitalization companies as well. The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.


 Among the principal risks of investing in the Portfolio are market risk, credit risk, derivatives risk, leveraging risk and management risk. The Portfolio is subject to smaller company risk through its investments in smaller capitalization companies.


YEARLY PERFORMANCE (%)



36.2      22.1      32.3      27.7

95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 21.07% for the quarter ended 12/31/98, and the lowest was -10.03% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 4.84%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



     PERFORMANCE TABLE


 Average Annual
Total Returns (for                              Since
periods ending                                Inception
December 31,                 Past One         (March 1,
1998)                          Year             1994)
 Class IB Shares               27.74             24.07
 Lipper S&P 500                28.05             24.31
 Index Funds
 Average
 S&P 500                       28.58             24.79



 For periods prior to the inception of Class IB shares (5/2/97), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 30.61%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 31.38%.



          ----------------------------------------------  The Hudson River Trust

----------
   10
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve long-term growth of its capital and increase income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stock and other equity securities (such as preferred stocks or convertible debt). The Portfolio may also make use of various other investment strategies, including investment in foreign securities, securities lending and investments in debt securities (including high yield securities). The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, credit risk, foreign investment risk, currency risk, leveraging risk, derivatives risk, smaller company risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



25.3      -8.4      37.6      3.0       24.6      -2.4      32.2      24.0      29.1      29.1

89        90        91        92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 28.36% for the quarter ended 12/31/98, and the lowest was -20.28% for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.34%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for
periods ending
December 31,          Past One     Past Five      Past Ten
1998)                  Year         Years         Years
 Class IB Shares      29.06        21.67         18.38
 Lipper Growth        22.86        18.63         16.72
 Equity Mutual Funds
 Average
 S&P 500              28.58        24.06         19.21



 For periods prior to the inception of Class IB shares (10/1/96), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. The average annual total return for Class IB since its actual inception date was 30.09%. Index return for the comparable period (which dates from month-end of the Class IB inception date) was 31.69%.

----------
  11
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO


OBJECTIVE:

This Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.


 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.



YEARLY PERFORMANCE (%)



26.5      -6.3      30.2      -0.7      31.9      5.0       18.6      14.4      11.4      21.5

89        90        91        92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 26.53% for the quarter ended 12/31/98, and the lowest was -17.05% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 6.47%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



     PERFORMANCE TABLE


 Average Annual
Total Returns (for
periods ending
December 31,       Past One     Past Five      Past Ten
1998)               Year         Years         Years
 Class IB Shares    21.50        14.01         14.55
 Lipper Global      14.34        11.98         11.21
 Mutual Funds
 Average
 MSCI World         24.34        15.68         10.66



 For periods prior to the inception of Class IB shares (10/1/96), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. The average annual total return for Class IB since its actual inception date was 16.89%. Index return for the comparable period (which dates from month-end of the Class IB inception date) was 20.40%.



          ----------------------------------------------  The Hudson River Trust

----------
   12
--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


 The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.


YEARLY PERFORMANCE (%)



9.6       -3.2      10.3

 96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 16.49% for the quarter ended 12/31/98, and the lowest was 15.74% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 2.98%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for                           Since
periods ending                             Inception
December 31,              Past One         (April 3,
1998)                     Year               1995)
 Class IB Shares          10.30              7.22
 Lipper International     13.02             10.74
 Mutual Funds
 Average
 MSCI EAFE                20.00              9.68



 For periods prior to the inception of Class IB shares (5/1/97), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 4.42%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 13.77%.

----------
  13
--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stocks and other equity securities of small and medium-sized companies. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are smaller company risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



43.2      7.9       86.6      -3.4      16.5      -4.1      31.4      22.1      10.7      0.1

89        90        91        92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 40.04% for the quarter ended 3/31/91, and the lowest was -27.25% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was -1.68%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of two securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for
periods ending
December 31,           Past One     Past Five      Past Ten
1998)                   Year         Years         Years
 Class IB Shares         0.10        11.25         18.65
 Lipper Small Mid       12.16        14.87         15.44
 Cap Growth Funds
 Average
 50% S&P 400             8.28        15.56         16.49
 Mid-Cap/50%
 Russell 2000
 S&P 400 Mid-Cap        19.11        18.84         19.29



 For periods prior to the inception of Class IB shares (10/1/96), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. The average annual total return for Class IB since its actual inception date was 5.70%. Index return for the comparable period (which dates from month-end of the Class IB inception date) was 18.11%.



          ----------------------------------------------  The Hudson River Trust

----------
   14
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stocks and other equity securities of smaller companies. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending and investments in debt securities. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are smaller company risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)

-4.4

98
                                                             Calendar Year End

 During the periods shown above, the highest quarterly return was 22.92% for the quarter ended 12/31/98, and the lowest was -28.13% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was -10.01%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for                         Since
periods ending                        Inception
December 31,            Past One       (May 1,
1998)                   Year            1997)
 Class IB Shares       (4.44)            12.06
 Lipper Small          (0.33)            16.72
 Company Growth
 Funds Average
 Russell 2000            1.23            16.58
 Growth



 Index returns are from the end of the month of inception.

THE FIXED INCOME SERIES
----------
  15
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO


OBJECTIVE:

This Portfolio seeks to obtain a high level of current income, preserve its assets and maintain liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


 The Portfolio invests in high quality U.S. dollar denominated money market instruments. Its investments are limited to those which, in the opinion of Alliance, present minimal credit risk. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio may make use of various other investment strategies, including investments in U.S. dollar denominated foreign money market instruments and securities lending.

 Among the principal risks of investing in the Portfolio are money market risk, market risk, credit risk, leveraging risk and management risk. The Portfolio is subject to foreign investment risk through its investments in foreign money market instruments and is subject to credit risk through its involvement with securities lending.


 An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.


YEARLY PERFORMANCE (%)



8.9       8.0       5.9       3.3       2.7       3.8       5.5       5.1       5.2       5.1

89        90        91        92        93        94        95        96        97        98

                                                             Calendar Year End




 During the periods shown above, the highest quarterly return was 2.31% for the quarter ended 6/30/89, and the lowest was 0.63% for the quarter ended 12/31/92. For the quarter ended March 31, 1999, the Portfolio's return was 1.09%. The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.45%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns on 3-month U.S. Treasury bills.



PERFORMANCE TABLE


 Average Annual
Total Returns (for
periods ending
December 31,       Past One     Past Five      Past Ten
1998)               Year         Years         Years
 Class IB Shares    5.08         4.91          5.33
 Lipper Money       4.84         4.77          5.20
 Market Mutual
 Funds Average
 3 Month Treasury   5.05         5.11          5.44
 Bill



 For periods prior to the inception of Class IB shares (10/1/96), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. The average annual total return for Class IB since its actual inception date was 5.13%. Index return for the comparable period (which dates from month-end of the Class IB inception date) was 5.04%.

----------
   16
--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


 The Portfolio invests primarily in U.S. Government securities, which for these purposes include repurchase agreements and forward commitments related to U.S. Government securities. The Portfolio may also purchase debt securities of non-government issuers that own mortgages. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration (Alliance's measure of a debt instrument's sensitivity to interest rates) not exceeding that of a 10-year Treasury note. The Portfolio may also make use of various other investment strategies, including short sales, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, and repurchase agreements. The Portfolio uses derivatives.


 Among the principal risks of investing in the Portfolio are market risk, credit risk, leveraging risk, derivatives risk and management risk.



YEARLY PERFORMANCE (%)



5.4       10.3      -4.6      13.1      3.5       7.0       7.5

92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 5.25% for the quarter ended 9/30/91, and the lowest was -3.03% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was -0.32%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for                                 Since
periods ending                                 Inception
December 31,          Past One     Past Five   (April 1,
1998)                  Year         Years        1991)
 Class IB Shares       7.48         5.13          6.83
 Lipper Intermediate   7.68         5.91          7.25
 Government Funds
 Average
 Lehman                8.49         6.45          7.60
 Intermediate
 Government Bond



 For periods prior to the inception of Class IB shares (5/2/97), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 8.01%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 9.08%.

----------
  17
--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 In addition to investment grade debt securities (securities rated at least BBB by S&P or determined by Alliance to be of comparable quality), the Portfolio may at times invest in convertible debt securities, preferred stock and dividend-paying common stocks. The Portfolio may invest in foreign securities and also make use of various other investment strategies, including zero coupon securities, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, leveraging risk, derivatives risk and credit risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



-5.4      16.8      5.1       8.9       8.4

94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 6.13% for the quarter ended 6/30/95, and the lowest was -4.09% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was -0.88%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for                              Since
periods ending                                Inception
December 31,        Past One     Past Five   (October 1,
1998)                Year         Years         1993)
 Class IB Shares     8.43         6.52          6.05
 Lipper Corporate    7.47         6.54          6.21
 Debt Funds A Rated
 Average
 Lehman Aggregate    8.69         7.27          6.92
 Bond



 For periods prior to the inception of Class IB shares (7/8/98), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. Index returns are from the end of the month of inception of Class IA shares. The average annual total return for Class IB since its actual inception date was 4.05%. Index return for the comparable period (which dates from month-end of Class IB inception date) was 9.37%.



          ----------------------------------------------  The Hudson River Trust

----------
   18
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO


OBJECTIVE:

This Portfolio seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in high yield debt securities (so-called "junk bonds"). The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity securities and securities lending. The Portfolio may use derivatives.


 Among the principal risks of investing in the Portfolio are credit risk, market and interest rate risk, leveraging risk, derivatives risk, liquidity risk, currency risk, foreign investment risk, smaller company risk and management risk. Credit risk is particularly high for the Portfolio because of its extensive investment in high yield debt securities.


YEARLY PERFORMANCE (%)



4.9       -1.4      24.2      12.1      22.9      -3.0      19.7      22.6      18.2      -5.4

89          90        91        92        93        94        95        96        97        98

                                                             Calendar Year End


 During the periods shown above, the highest quarterly return was 7.90% for the quarter ended 6/30/97, and the lowest was -11.03% for the quarter ended 9/30/98. For the period ended March 31, 1999, the Portfolio's return was -0.83%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE


 Average Annual
Total Returns (for
periods ending
December 31,           Past One     Past Five      Past Ten
1998)                   Year         Years         Years
 Class IB Shares       (5.38)       9.74          10.91
 Lipper High Current   (0.44)       7.37           9.34
 Yield Bond Funds
 Average
 ML Master               3.66       9.01          11.08



 For periods prior to the inception of Class IB shares (10/1/96), performance information shown is the performance of Class IA adjusted to reflect the 12b-1 fees paid by Class IB. The average annual total return for Class IB since its actual inception date was 6.63%. Index return for the comparable period (which dates from month-end of the Class IB inception date) was 9.06%.

SUMMARY OF PRINCIPAL RISKS
----------
  19
--------------------------------------------------------------------------------

 The value of your investment in a Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. This summary describes the principal risks that may affect a particular Portfolio's investments as a whole. The chart at the end of this section displays similar information. Any Portfolio could be subject to additional principal risks because the types of investments made by the Portfolios can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Portfolios" or "Investment Techniques" appear in BOLD TYPE. Those sections also include more information about the Portfolios, their investments and the related risks.



 o MARKET AND INTEREST RATE RISK. Each of the Portfolios is subject to market risk, which is the general risk of unfavorable changes in the market value of a Portfolio's securities. The Portfolios that invest in common stock, preferred stock, convertible securities and other equity securities are exposed to the risks of changes in the value of those securities based on market fluctuations and business variables. These include the risks of broader market declines as well as more company-specific risks, such as poor management performance, inappropriate financial leverage, industry problems and reduced demand for a particular company's products.


        Interest rate risk is the risk that interest rates will rise causing a portfolio's investments to decline in value. Portfolios that invest in debt securities such as bonds, notes and ASSET-BACKED SECURITIES are subject to this type of market risk. Debt securities are obligations of an issuer to make fixed payments of principal and/or interest on future dates. If the interest rate paid by an issuer on a particular debt security is high relative to market interest rates, that security is attractive to investors and valuable. Accordingly, if market interest rates rise, your investment in a Portfolio that holds debt securities is likely to become less valuable because its debt securities are likely to drop in value.


        Even the Alliance Intermediate Government Securities Portfolio is subject to interest rate risk despite the fact that it generally invests a substantial portion of its assets in the highest quality debt securities, such as U.S. Government Securities. Interest rate risk is generally greater, however, for Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest in lower rated securities or comparable unrated securities.


        All the Portfolios, except the Alliance Equity Index Portfolio, may invest in MORTGAGE-BACKED SECURITIES. Market risk generally is greater for Portfolios that may invest to a material extent in MORTGAGE-RELATED or other ASSET-BACKED SECURITIES that may be prepaid. These securities bear greater market risk because they have variable maturities that tend to lengthen when that is least desirable-when interest rates are rising. Increased market risk is also likely for Portfolios that invest to a material extent in debt securities paying no interest, such as ZERO COUPON, principal-only and interest-only securities, or paying non-cash interest in the form of other debt securities (pay-in-kind securities).


 o CREDIT RISK. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a Portfolio's transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as SECURITIES LOANS, which involve a promise by a third party to honor an obligation to the Portfolio. Varying degrees of credit risk, often reflected in credit ratings, apply to different third parties and related transactions.

        Credit risk is particularly significant for Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are

----------
   20
--------------------------------------------------------------------------------


    predominantly speculative credit risks. Even debt securities that are "investment grade" may have some speculative characteristics. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default. Portfolios such as the Alliance Global Portfolio and the Alliance International Portfolio that may invest in FOREIGN SECURITIES are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


 o CURRENCY RISK. Portfolios such as the Alliance Global Portfolio and the Alliance International Portfolio that invest in securities denominated in, and/or receiving revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of such investments would be adversely affected.


 o FOREIGN INVESTMENT RISK. Portfolios with foreign investments, such as the Alliance Global Portfolio and the Alliance International Portfolio may experience more rapid and extreme changes in value than Portfolios with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.


        Additionally, FOREIGN SECURITIES issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment.


 o LEVERAGING RISK. When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing collateral from SECURITIES LOANS and by borrowing money to meet redemption requests.



 o DERIVATIVES RISK. All the Portfolios, except the Alliance Money Market Portfolio, may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use DERIVATIVES as part of a strategy designed to reduce other risks and sometimes will use DERIVATIVES for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, DERIVATIVES involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates and indices.



 o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Portfolios such as the Alliance Global Portfolio, the Alliance International Portfolio, the Alliance Growth Investors Portfolio, the Alliance Aggressive Stock Portfolio, the Alliance Small Cap Growth Portfolio and the Alliance High Yield Portfolio are subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to be harder to sell. In addition, liquidity risk for the Alliance High Yield Portfolio tends to increase to the extent

-----
 21
--------------------------------------------------------------------------------

    that it invests in LOAN PARTICIPATIONS AND ASSIGNMENTS, whose sale may be restricted by law or by contract.



 o SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for Portfolios, such as the Alliance Aggressive Stock Portfolio and the Alliance Small Cap Growth Portfolio, that invest a significant percentage of their assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.



 o MONEY MARKET RISK. While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.


 o MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or Alliance may choose not to use them under market conditions when, in retrospect, their use would have been beneficial to the Portfolios.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.




                             Market
                              and
                           Interest                             Foreign
 Alliance                    Rate       Credit     Currency   Investment
Portfolio                    Risk       Risk        Risk         Risk
 Conservative Investors        X          X           X            X
 Balanced                      X          X           X            X
 Growth Investors              X          X           X            X
 Growth and Income             X          X           X            X
 Equity Index                  X          X
 Common Stock                  X          X           X            X
 Global                        X          X           X            X
 International                 X          X           X            X
 Aggressive Stock              X          X           X            X
 Small Cap Growth              X          X           X            X
 Money Market                  X          X                        X
 Intermediate                  X          X
 Government Securities
 Quality Bond                  X          X           X            X
 High Yield                    X          X           X            X



                                                                      Smaller    Money
 Alliance                   Leveraging    Derivatives    Liquidity    Company   Market    Management
Portfolio                      Risk          Risk          Risk        Risk      Risk       Risk
 Conservative Investors         X              X                                              X
 Balanced                       X              X             X                                X
 Growth Investors               X              X             X           X                    X
 Growth and Income              X              X                         X                    X
 Equity Index                   X              X                         X                    X
 Common Stock                   X              X                         X                    X
 Global                         X              X             X                                X
 International                  X              X             X                                X
 Aggressive Stock               X              X             X           X                    X
 Small Cap Growth               X              X             X           X                    X
 Money Market                   X                                                  X          X
 Intermediate                   X              X                                              X
 Government Securities
 Quality Bond                   X              X                                              X
 High Yield                     X              X             X           X                    X


                                  ----------------------  The Hudson River Trust

2
Description of the Portfolios





----------
   22
--------------------------------------------------------------------------------

 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios. Of course, there can be no assurance that any portfolio will achieve its investment objective.

     Please note that:



 o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under "Investment Techniques" following this section.


 o The description of the principal risks for a Portfolio may include risks described in the "Summary of Risks" above. Additional information about the risks of investing in a Portfolio can be found in the discussion below under "Investment Techniques."


 o Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolios' Statement of Additional Information, or SAI.



 o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote.


     THE ASSET ALLOCATION SERIES

 The Alliance Conservative Investors Portfolio, the Alliance Balanced Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

 Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

 The "balanced investor" is somewhat less aggressive than the growth investor and has a medium- to long-term investment horizon. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Alliance Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

 Alliance has established an asset allocation committee (the "Committee"), all the members of which are employees of Alliance, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change

----------
  23
--------------------------------------------------------------------------------

 will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

 When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If it appears that cash flow will, in the opinion of Alliance, be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

 The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.


 RISK FACTORS. In addition to the risk factors associated with the securities in which the Portfolios in the Asset Allocation Series may invest, these Portfolios bear the risk that Alliance will not accurately assess and respond to changing market conditions. While Alliance has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, these Portfolios may incur additional operating expenses during periods of frequently changing asset mix ranges.



 ALLIANCE CONSERVATIVE INVESTORS
 PORTFOLIO-INVESTMENT POLICIES

 The Alliance Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in the types of equity securities in which the Alliance Common Stock Portfolio may invest, including convertible securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.


 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by Alliance, that is less than that of a 10-year Treasury bond (the "Fixed Income Core"). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the case of mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years.



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 The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


     ALLIANCE BALANCED PORTFOLIO-INVESTMENT POLICIES

 The Alliance Balanced Portfolio attempts to achieve its objective by investing varying portions of its assets in publicly-traded equity and debt securities and money market instruments. The Alliance Balanced Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments in money market instruments.

 The portion of the Alliance Balanced Portfolio's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Alliance Balanced Portfolio will seek to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon Alliance's ability to assess accurately and react to changing market conditions.

 The Alliance Balanced Portfolio will at all times hold at least 25% of its assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have "Core Holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The equity securities invested in by the Alliance Balanced Portfolio will consist of the types of securities in which the Alliance Common Stock Portfolio may invest. The money market securities will consist of the types of securities and credit quality in which the Alliance Money Market Portfolio may invest. The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates. The Portfolio may also buy debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if Alliance considers them appropriate investments under the circumstances. In addition, the Alliance Balanced Portfolio may at times hold some of its assets in cash. The Portfolio may invest up to 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Balanced Portfolio may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Alliance Balanced Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment

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 Techniques-Futures" and "Investment Techniques-Risk Factors in Options and
 Futures," below.


 ALLIANCE GROWTH INVESTORS PORTFOLIO-INVESTMENT POLICIES


 The Alliance Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include both exchange-traded and over-the-counter common stocks and equity-type securities, which may include preferred stock and convertible securities, and may include securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1998, approximately 22.3% of the Portfolio was invested in fixed income securities. No more than 30% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.


 The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities of the type purchased by the Alliance Common Stock Portfolio (the "Equity Core"). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.


 THE EQUITY SERIES


 ALLIANCE GROWTH AND INCOME PORTFOLIO-INVESTMENT POLICIES

 The Alliance Growth and Income Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 Index and to achieve (in the long run) a rate of growth in portfolio income that exceeds the rate of inflation. The Alliance Growth and Income Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those (1) which have a total market capitalization of at least $1 billion, (2) which pay periodic dividends, and
 (3) whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, A- or B+) or Moody's (i.e., High Grade, Investment Grade, Upper Medium Grade or Medium Grade) or, if unrated, is determined to be of comparable quality by Alliance. It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500 Index.

 The Alliance Growth and Income Portfolio may invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Alliance Growth and Income Portfolio may invest up to 30% of its total assets in high


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 yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P or determined by the Trust's investment adviser to be of comparable quality). Convertible securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed income security without the convertible feature. Also, the price of a convertible security will normally vary to some degree with changes in the price of the underlying common stock, although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of a convertible security will also vary to some degree inversely with interest rates. For additional discussion of the risks associated with investment in lower-rated securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

 The Alliance Growth and Income Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 The Alliance Growth and Income Portfolio may write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Alliance Growth and Income Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 For temporary defensive purposes, the Alliance Growth and Income Portfolio may invest in certain money market instruments. See "Investment Techniques-Certain Money Market Instruments," below.


 ALLIANCE EQUITY INDEX PORTFOLIO-INVESTMENT POLICIES

 The Alliance Equity Index Portfolio's investment objective is to seek a total return before expenses that approximates the total return of the S&P 500 Composite Stock Price Index (the "Index"), including reinvestment of dividends, at a risk level consistent with that of the Index. The Index is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the Index in proportion to its market importance. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included by S&P for purposes of diversification. The value of the Index may change over time due to a variety of factors, including economic factors and events affecting issuers included in the Index.

 In managing the Alliance Equity Index Portfolio, the Trust's investment adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques. Rather, the investment adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the Index. The investment adviser will first select from the largest capitalization securities in the Index on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the Index because the Index is significantly influenced by a small number of securities. However, selecting securities on the basis of their capitalization alone would distort the Alliance Equity Index Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Alliance Equity Index Portfolio from that of the Index. Recognizing this fact, the modeling techniques also consider industry

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 diversification when selecting investments for the Alliance Equity Index
 Portfolio. The investment adviser also seeks to diversify the Alliance Equity Index Portfolio's assets with respect to market capitalization. As a result, the Alliance Equity Index Portfolio will include securities of smaller and medium-sized capitalization companies in the Index.

 Although the modeling techniques are intended to produce a portfolio whose performance approximates that of the Index (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Alliance Equity Index Portfolio's investment results (before expenses) and the Index's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Alliance Equity Index Portfolio's investments and the Index.

 Cash may be accumulated in the Alliance Equity Index Portfolio until it reaches approximately 1% of the value of the Alliance Equity Index Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Alliance Equity Index Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Also, adverse performance of a stock will ordinarily not result in its elimination from the Alliance Equity Index Portfolio.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Alliance Equity Index Portfolio holds cash, the Alliance Equity Index Portfolio may from time to time buy and hold futures contracts on the Index and options on such futures contracts. See "Investment Techniques-Futures" and "Investment Techniques-Risk Factors in Options and Futures," below. The contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets.

 The Alliance Equity Index Portfolio may seek to increase income by lending securities with a value of up to 50% of its total assets to brokers-dealers. See "Investment Techniques-Securities Lending," below.


 ALLIANCE COMMON STOCK PORTFOLIO-INVESTMENT POLICIES

 The Alliance Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that Alliance believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Alliance Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Alliance Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below.

 If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Alliance Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended


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 December 31, 1998, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.


 The Alliance Common Stock Portfolio may make temporary investments in money market instruments of the same type and credit quality as those in which the Alliance Money Market Portfolio may invest. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.


 ALLIANCE GLOBAL PORTFOLIO-INVESTMENT POLICIES

 The Alliance Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-U.S. companies that, in the opinion of Alliance, have prospects for growth, as well as in securities issued by U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries. The Alliance Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Alliance Global Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

 The Alliance Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance Global Portfolio intends under normal conditions to invest in equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Alliance Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Options," "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 RISK FACTORS. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and Currencies," below.


 ALLIANCE INTERNATIONAL PORTFOLIO-INVESTMENT POLICIES

 The Alliance International Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that, in the opinion of Alliance, have prospects for growth. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries. The Alliance International Portfolio intends to have represented in the Portfolio business activities in not less than three different countries and may invest anywhere in the world, including Europe, Canada, Australia, Asia, Latin America and Africa. The Alliance International Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The Alliance International Portfolio

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 intends to diversify investments among several countries, although for temporary defensive purposes, the Alliance International Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country.

 The Alliance International Portfolio may invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. The Alliance International Portfolio may also establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance International Portfolio intends under normal market conditions to invest primarily in equity securities. The Alliance International Portfolio may make loans of up to 50% of its portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance International Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. See "Investment Techniques-Options," below. The Alliance International Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and Currencies," below.

 ALLIANCE AGGRESSIVE STOCK PORTFOLIO-
 INVESTMENT POLICIES

 The Alliance Aggressive Stock Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity-type securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. The Alliance Aggressive Stock Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

 If, in light of economic conditions, it appears that the Alliance Aggressive Stock Portfolio's objective will not be achieved primarily through investments in common stocks, the Portfolio may also invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and protective options. Under certain market conditions, the Alliance Aggressive Stock Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Aggressive Stock Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Aggressive Stock Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Aggressive Stock Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures" and "Risk Factors in Options and Futures," below.

RISK FACTORS. More risk is associated with investment in intermediate- and small-sized companies, because they are


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 often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger more established companies.


 ALLIANCE SMALL CAP GROWTH PORTFOLIO-
 INVESTMENT POLICIES

 The Alliance Small Cap Growth Portfolio pursues its objective by investing primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Alliance Small Cap Growth Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

 The Alliance Small Cap Growth Portfolio may also invest in equity-type securities other than common stocks (such as preferred stocks and convertible debt instruments) and in protective options if it is Alliance's judgment that, in light of economic conditions, such investments offer the Alliance Small Cap Growth Portfolio better prospects for achieving its objective. Under certain market conditions, the Small Cap Growth Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Small Cap Growth Portfolio will not invest more than 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper). See "Investment Techniques-Foreign Securities and Currencies," below. The Alliance Small Cap Growth Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Small Cap Growth Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Small Cap Growth Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Forward Commitments and When-Issued and Delayed Delivery Securities," "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 Under current SEC guidelines, for so long as the Portfolio has the words "Small Cap" in its name, it is required, under normal market conditions, to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by Alliance to mean companies with market capitalization at or below $2 billion).

 RISK FACTORS. More risk is associated with investment in small-sized companies, because they tend to be often dependent on limited product lines, financial resources or management groups. They tend to be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies.


     THE FIXED INCOME SERIES


     ALLIANCE MONEY MARKET PORTFOLIO-INVESTMENT POLICIES

 The Alliance Money Market Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of



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 high-quality U.S. dollar-denominated money market instruments. The instruments in which the Portfolio invests include: (1) marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation ("FDIC") in the case of banks, or insured by the FDIC, in the case of savings and loan associations or (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or long term debt rated at least AA by S&P or Aa by Moody's; (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies; (4) mortgage-backed securities and asset-backed securities;
 (5) corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; (6) floating rate or master demand notes; and (7) repurchase agreements covering securities issued or guaranteed by the U.S. Government (see "Investment Techniques-Repurchase Agreements," below). Time deposits with maturities greater than seven days are considered to be illiquid securities.

 Investments by the Alliance Money Market Portfolio are limited to those which present minimal credit risk. If a security held by the Alliance Money Market Portfolio is no longer deemed to present minimal credit risk, the Alliance Money Market Portfolio will dispose of the security as soon as practicable unless the Trustees determine that such action would not be in the best interest of the Portfolio. Purchases of securities that are unrated must be ratified by the Trustees of the Trust. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Alliance Money Market Portfolio may invest up to 20% of its total assets in U.S. dollar-denominated foreign money market instruments. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below.


 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO-INVESTMENT POLICIES

 The Alliance Intermediate Government Securities Portfolio attempts to achieve its investment objective by investing primarily in debt securities issued or guaranteed as to the timely payment of principal and interest by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government Securities"). The Alliance Intermediate Government Securities Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities. The Portfolio may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving related options, futures and options on futures.

 The Alliance Intermediate Government Securities Portfolio expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include, without limitation, the following:


 o  U.S. Treasury Bills-Direct obligations of the U.S. Treasury


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    which are issued in maturities of one year or less. No interest is paid on
    Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


 o U.S. Treasury Notes-Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.


 o U.S. Treasury Bonds-These direct obligations of the U.S. Treasury are issued in maturities more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.


 o "Ginnie Maes"-Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.


 o "Fannie Maes"-The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.


 o "Freddie Macs"-The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


 o Governmental Collateralized Mortgage Obligations-These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. See "Other Investments," below.


 o "Sallie Maes"-The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

 Guarantees of the Portfolio's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Alliance Intermediate Government Securities Portfolio's shares.

 The Portfolio buys and sells securities with a view to maximizing current return without, in the view of Alliance, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major


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 consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. However, at all times, each instrument held by the Portfolio will have either a final maturity of not more than ten years or a duration, as determined by Alliance, not exceeding that of a 10-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years. The Portfolio may also invest a substantial portion of its assets in money market instruments. See "Investment Techniques-Certain Money Market Instruments," below.


 It is a fundamental policy of the Alliance Intermediate Government Securities Portfolio that under normal market conditions it will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities.


 OTHER INVESTMENTS. The Alliance Intermediate Government Securities Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"). See "Investment Techniques-Mortgage-Backed and Asset-Backed Securities," below. The Alliance Intermediate Government Securities Portfolio will purchase CMOs only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies or instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the investment policies of the Alliance Intermediate Government Securities Portfolio even though the CMOs may be collateralized by U.S. Government Securities. Such securities will generally be investment grade. In the event such securities fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is appropriate under the circumstances.


 In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write call and put options on U.S. Government Securities which are "covered" as described herein and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. See "Investment Techniques-Options" and "Investment Techniques-Futures," below.

 The Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, purchase such securities on a when-issued or delayed delivery basis, make secured loans of its portfolio securities without limitation and enter into repurchase agreements with respect to U.S. Government Securities with commercial banks and registered broker-dealers. See "Investment Techniques-Forward Commitments and When-Issued and Delayed Delivery Securities," below.

 The Portfolio may make short sales involving either securities retained in the Portfolio's portfolio or securities which the Portfolio has the absolute right to acquire without additional consideration.


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 SPECIAL CONSIDERATIONS. U.S. Government Securities are considered among the safest of fixed income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. As with other mutual funds, the value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Portfolio when interest rates are generally rising, the investment adviser may shorten the average maturity of the U.S. Government Securities in the Portfolio's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Because U.S. Government Securities with shorter maturities generally have a lower yield to maturity, however, the Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken. Ginnie Maes and other mortgage-backed or mortgage-related securities in which the Portfolio invests may not be an effective means of "locking in" favorable long-term interest rates since the Portfolio must reinvest scheduled and unscheduled principal payments relating to such securities. At the time principal payments or prepayments are received by the Portfolio and reinvested, prevailing interest rates may be higher or lower than the Portfolio's current yield.

 At times when the Portfolio has written call options, its ability to profit from declining interest rates will be limited. Any resulting appreciation in the value of the Portfolio would likely be partially or wholly offset by the losses on call options written by the Portfolio. The termination of option positions under such conditions would result in the realization of capital losses, which would reduce the amounts available for distribution to shareholders.


 ALLIANCE QUALITY BOND PORTFOLIO-INVESTMENT POLICIES

 The Alliance Quality Bond Portfolio expects to invest in readily marketable securities with relatively attractive yields, but which do not, in the opinion of Alliance, involve undue risk of loss of capital. The Alliance Quality Bond Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities determined by Alliance to be of comparable quality. In the event that the credit rating of a security held by the Alliance Quality Bond Portfolio falls below investment grade (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated below investment grade), the Alliance Quality Bond Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate in the circumstances. The Alliance Quality Bond Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P). For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

 The Alliance Quality Bond Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Alliance Quality Bond Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect Alliance's assessment of prospective cyclical changes even if such action may adversely affect current income.

 The Alliance Quality Bond Portfolio may invest in foreign securities. The Alliance Quality Bond Portfolio will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. See "Investment Techniques-Foreign Securities and Currencies," below. The



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 Alliance Quality Bond Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 For temporary defensive purposes, the Alliance Quality Bond Portfolio may invest in certain money market instruments. See "Investment Techniques-Certain Money Market Instruments," below.

 The Alliance Quality Bond Portfolio may purchase put and call options and write covered put and call options on securities it may purchase. The Alliance Quality Bond Portfolio also intends to write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire. See "Investment Techniques-Options," below.

 INTEREST RATE TRANSACTIONS. The Alliance Quality Bond Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Alliance Quality Bond Portfolio may also enter into these transactions to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Alliance Quality Bond Portfolio intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Alliance Quality Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

 The Alliance Quality Bond Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such swaps, caps and floors on a net basis, i.e., the two payment streams are netted out, with the Alliance Quality Bond Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Alliance Quality Bond Portfolio's obligations over its entitlements with respect to each interest rate swap, cap or floor will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Alliance Quality Bond Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Alliance Quality Bond Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors are relatively recent innovations which may be illiquid.

 ZERO COUPON SECURITIES. To the extent consistent with its investment objective, the Alliance Quality Bond Portfolio may invest in "zero coupon" securities, which are debt securities that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing


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 interest rates than debt obligations of comparable maturities that make current distributions of interest. The Alliance Quality Bond Portfolio may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

 The Alliance Quality Bond Portfolio may invest in collateralized mortgage obligations or CMOs. See "Investment Techniques-Mortgage-Backed and Asset-Backed Securities," below. The Portfolio may purchase and sell interest rate futures contracts and options thereon and may make loans of securities with a value of up to 50% of its total assets. See "Investment Techniques-Futures," "Investment Techniques-Risk Factors in Options and Futures" and "Investment Techniques-Securities Lending," below.


 ALLIANCE HIGH YIELD PORTFOLIO-INVESTMENT POLICIES

 The Alliance High Yield Portfolio attempts to achieve its objective by investing primarily in a diversified mix of high yield, fixed income securities, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities.

 Ordinarily, the Portfolio will invest a portion of its assets in fixed income securities which have a high current yield and that are either rated in the lower categories of NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated. The Portfolio may also make temporary investments in money market instruments of the same type as the Alliance Money Market Portfolio. The Portfolio will not invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B-or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by Alliance; however, this restriction will not apply to (i) fixed income securities which, in the opinion of Alliance, have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of Alliance, has similar characteristics to securities which are so rated. See Appendix A, "Description of Bond Ratings," for a description of each rating category. In the event that any securities held by the Alliance High Yield Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.


 For the fiscal year ended December 31, 1998, the approximate percentages of the Portfolio's average assets invested in securities of each rating category, determined on a dollar weighted basis, were as follows: 5.3% in securities rated AAA or its equivalent, 2.3% of securities rated BBB or equivalent, 8.2% in securities rated BB or its equivalent, 79.1% in securities rated B or its equivalent and 5.1% in securities rated CCC or its equivalent. Of these securities, 94% were rated by an NRSRO and 6% were unrated. All of the unrated securities were considered by the investment adviser to be of comparable quality to the Portfolio's investments rated by an NRSRO.


 The Portfolio may also invest in fixed income securities which are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities. The Portfolio may also be invested in common stocks and other equity-type securities (such as convertible debt securities). See "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below.

 The Alliance High Yield Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the


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 creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing. The Portfolio will use various strategies in attempting to achieve its objective. The Portfolio may make secured loans of its portfolio securities without limitation. See "Investment Techniques-Securities Lending," below. In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write covered call and put options and may purchase call and put options on individual fixed income securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Risk Factors in Options and Futures," below.


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3
Investment Techniques





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 The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios, other than the Alliance Equity Index Portfolio, may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios, other than the Alliance Money Market and the Alliance Equity Index Portfolios, may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios, other than the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may also write covered put and call options and buy put and call options on foreign currencies. The Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance Growth and Income and Alliance Equity Index Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.


     CERTAIN MONEY MARKET INSTRUMENTS

 All of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

 The Portfolios, other than the Alliance Equity Index Portfolio, may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.


 DERIVATIVES

 o  Futures

 The Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Balanced and Alliance Quality Bond Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above (except the Alliance Intermediate Government Securities and Alliance Quality Bond Portfolios) as well as the Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth and Alliance Growth and Income Portfolios may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). In the case of the Alliance Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet


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 shareholder redemptions or minimize tracking error. As described below under
 "Foreign Securities and Currencies," the Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Quality Bond and Alliance Growth and Income Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). All of the Portfolios, except the Alliance Money Market Portfolio, may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. In addition, the contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.


 o  Options

 The Portfolios, other than the Alliance Money Market and Alliance Equity Index Portfolios, may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios, other than the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may also write covered put and call options and buy put and call options on foreign currencies.

 A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or


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 industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below.

 Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities.

 In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

 The Portfolios, except the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to options traded over-the-counter.


 o  Risk Factors in Options and Futures

 To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on

----------
  41
--------------------------------------------------------------------------------

 the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.


 FIXED INCOME SECURITIES

 Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


 FOREIGN SECURITIES AND CURRENCIES

 All of the Portfolios, except the Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may invest in foreign securities. For these purposes, "foreign securities" are securities of foreign issuers that are not traded in U.S. markets. Each of the Portfolios, except the Alliance Intermediate Government Securities Portfolio, may invest in American depositary receipts and securities of foreign issuers that are traded in U.S. markets. These securities may involve certain of the risks described below for foreign securities.

 Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

 The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.


 FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield.


          ----------------------------------------------  The Hudson River Trust

----------
   42
--------------------------------------------------------------------------------


 Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the Portfolio will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.



 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 All the Portfolios, except the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

 Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.


 LOAN ASSIGNMENTS AND PARTICIPATIONS

 The Alliance High Yield Portfolio may invest in participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates. These investments are subject to the same risks associated with fixed income securities generally. For example, loans to foreign governments will involve a risk that the governmental entities responsible for the repayment of the loan may be unable, or unwilling, to pay interest and repay principal when due. In addition, loan participations and assignments are often not rated and may also be less liquid than other debt interests.

 Even if the loans are secured, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Also, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement, and the Portfolio will generally have to rely on the agent to apply appropriate credit remedies against a borrower. Consequently, loan participations may also be adversely affected by the insolvency of the lending bank or other intermediary.


 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 The Portfolios, other than the Alliance Equity Index Portfolio, may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios, other than the Equity Index

----------
  43
--------------------------------------------------------------------------------

 Portfolio, may invest in (i) mortgage-backed securities, including GNMA, FNMA and FHLMC certificates, (ii) CMOs that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) REMICs and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

 The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

 The fixed rate mortgage-backed and asset-backed securities in which the Alliance Money Market Portfolio invests will have remaining maturities of less than one year. The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."


 PORTFOLIO TURNOVER

 Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.


 REPURCHASE AGREEMENTS

 In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% (10% in the case of the Alliance Money Market Portfolio) of the Portfolio's net assets would be invested in "illiquid securities."


 RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

 Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with


          ----------------------------------------------  The Hudson River Trust

----------
   44
--------------------------------------------------------------------------------

 respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.

 SECURITIES LENDING

 For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.

4
Management of the Trust





-----
 45
--------------------------------------------------------------------------------

 THE INVESTMENT ADVISER

 Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

 Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.

 The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:



                                                     First          Next          Next          Next
                                                $750 Million   $750 Million   $1 Billion   $2.5 Billion    Thereafter
                                               -------------- -------------- ------------ -------------- ------------
 Alliance International                             0.900%         0.825%        0.800%        0.780%       0.770  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Global                                    0.675%         0.600%        0.550%        0.530%       0.520  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Aggressive Stock                          0.625%         0.575%        0.525%        0.500%       0.475  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Common Stock                              0.475%         0.425%        0.375%        0.355%        0.345%*
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Growth and Income                         0.550%         0.525%        0.500%        0.480%       0.470  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Small Cap Growth                          0.900%         0.850%        0.825%        0.800%       0.775  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Growth Investors                          0.550%         0.500%        0.450%        0.425%       0.400  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Balanced                                  0.450%         0.400%        0.350%        0.325%       0.300  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Conservative Investors                    0.475%         0.425%        0.375%        0.350%       0.325  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance High Yield                                0.600%         0.575%        0.550%        0.530%       0.520  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%       0.445  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%       0.420  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Equity Index                              0.325%         0.300%        0.275%        0.255%       0.245  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Money Market                              0.350%         0.325%        0.300%        0.280%       0.270  %
----------------------------------------------      -----          -----         -----         -----        ------


* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

----------
   46
--------------------------------------------------------------------------------

     For 1998, the Portfolios paid the following advisory fees (as a percentage of each Portfolio's average daily net assets):


          Alliance International                              0.90%
-------------------------------------------------------       ----
          Alliance Global                                     0.64%
-------------------------------------------------------       ----
          Alliance Aggressive Stock                           0.54%
-------------------------------------------------------       ----
          Alliance Common Stock                               0.36%
-------------------------------------------------------       ----
          Alliance Growth and Income                          0.55%
-------------------------------------------------------       ----
          Alliance Small Cap Growth                           0.90%
-------------------------------------------------------       ----
          Alliance Growth Investors                           0.51%
-------------------------------------------------------       ----
          Alliance Balanced                                   0.41%
-------------------------------------------------------       ----
          Alliance Conservative Investors                     0.48%
-------------------------------------------------------       ----
          Alliance High Yield                                 0.60%
-------------------------------------------------------       ----
          Alliance Quality Bond                               0.53%
-------------------------------------------------------       ----
          Alliance Intermediate Government Securities         0.50%
-------------------------------------------------------       ----
          Alliance Equity Index                               0.31%
-------------------------------------------------------       ----
          Alliance Money Market                               0.35%
-------------------------------------------------------       ----


 THE PORTFOLIO MANAGERS


 THE ASSET ALLOCATION SERIES


 ALLIANCE CONSERVATIVE INVESTORS, ALLIANCE BALANCED AND ALLIANCE GROWTH INVESTORS PORTFOLIOS

 Robert G. Heisterberg has been the person principally responsible for the Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios' investment programs since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


 THE EQUITY SERIES


 ALLIANCE GROWTH AND INCOME PORTFOLIO

 Paul Rissman and W. Theodore Kuck have been the persons principally responsible for the Alliance Growth and Income Portfolio's investment program, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.*


 ALLIANCE EQUITY INDEX PORTFOLIO

 Judith A. DeVivo has been the person principally responsible for the Alliance Equity Index Portfolio's investment program since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.


 ALLIANCE COMMON STOCK PORTFOLIO

 Tyler J. Smith has been the person principally responsible for the Alliance Common Stock Portfolio's investment program since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.*
     ---------------------------------
 * Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

----------
  47
--------------------------------------------------------------------------------

 ALLIANCE GLOBAL AND ALLIANCE INTERNATIONAL PORTFOLIOS

 Sandra L. Yeager has been the person principally responsible for the Alliance Global Portfolio's investment program since 1998. Ms. Yeager has also been the person principally responsible for the Alliance International Portfolio's investment program since January 1999. Ms. Yeager, a Senior Vice President of Alliance Capital Management L.P. ("Alliance"), has been associated with Alliance since 1990.


 ALLIANCE AGGRESSIVE STOCK PORTFOLIO

 Alden M. Stewart and Randall E. Haase have been the persons principally responsible for the Alliance Aggressive Stock Portfolio's investment program since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970.* Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.*


 ALLIANCE SMALL CAP GROWTH PORTFOLIO

 Mark J. Cunneen has been the person principally responsible for the Alliance Small Cap Growth Portfolio's investment program since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.


 THE FIXED INCOME SERIES


 ALLIANCE MONEY MARKET PORTFOLIO

 Raymond J. Papera has been the person principally responsible for the Alliance Money Market Portfolio's investment program since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.*

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

 Jeffrey S. Phlegar has been the person principally responsible for the Alliance Intermediate Government Securities Portfolio's investment program since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1998.


 ALLIANCE QUALITY BOND PORTFOLIO

 Matthew Bloom has been the person principally responsible for the Alliance Quality Bond Portfolio's investment program since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.


 ALLIANCE HIGH YIELD PORTFOLIO

 Wayne C. Tappe has been the person principally responsible for the Alliance High Yield Portfolio's investment program since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.*
     ---------------------------------
 * Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.


          ----------------------------------------------  The Hudson River Trust

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   48
--------------------------------------------------------------------------------

     YEAR 2000

 Many computer software systems in use today cannot properly process date-related information relating to periods from and after January 1, 2000. Should any of the computer systems employed by the Trust's major service providers fail to process this type of information properly, that could have a negative impact on the Trust's operations and services that are provided to the Trust's shareholders. Alliance has advised the Trust that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Trust's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Trust and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Trust may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

5
Description of the Trust's Shares





----------
  49
--------------------------------------------------------------------------------


 PURCHASE AND REDEMPTION


 The Trust will offer and sell its shares without a sales charge, at each Portfolio's net asset value per share. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

 All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

 The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.


 HOW ASSETS ARE VALUED

 Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued at the close of regular trading on the New York Stock Exchange as follows, as further described in the SAI:


 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


 o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolio's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.


 o Short-term debt securities in the Portfolios other than the Alliance Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.


 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.



 DISTRIBUTION PLAN

 As explained in the SAI, the Trust has distribution agreements with each of Equitable Distributors, Inc. ("EDI") and EQ Financial Consultants, Inc. ("EQ Financial") (each a "Distributor" and, collectively, the "Distributors") with respect to the Class IB shares. Both EDI and EQ Financial are indirect, wholly owned subsidiaries of Equitable and affiliates of Alliance. The address for EDI is 787 Seventh Avenue, New York, New York 10019. The address for EQ Financial is 1290 Avenue of the Americas, New York, New York 10104.

 The Trust has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act for the Class IB shares of the Trust. Pursuant

----------
   50
--------------------------------------------------------------------------------


 to the Distribution Plan, the Trust compensates each Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

 The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. Under the distribution agreement, however, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of each Portfolio, other than the Alliance Small Cap Growth Portfolio, attributable to its Class IB shares. With respect to the Alliance Small Cap Growth Portfolio, the Distributors will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares, and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equaling 1.20%. Under the terms of the Distribution Plan and the distribution agreement, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of the Trust's Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that a Distributor determines is primarily intended to result in the sale of Class IB shares.

 Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6
Dividends, Distributions and Taxes





----------
  51
--------------------------------------------------------------------------------

 All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

 Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

 In order for investors to receive the favorable tax treatment generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts (other than "pension plan contracts"), including accumulated investment earnings, would be immediately taxable to the holders of such contracts.

 A more complete discussion of this and other issues appears in the SAI.


 For more information regarding the tax implications for owners of variable contracts investing in the Trust, refer to the prospectuses for those products.

7
Financial Highlights





-----
  52
--------------------------------------------------------------------------------


 The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The December 31, 1998 audited financial statements of the Trust and the "Report of Independent Accountants" appear in the SAI. The Trust's annual report, which contains additional performance information, is available without charge upon request.

                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
          (FOR A CLASS IB SHARE OUTSTANDING THROUGHOUT THE PERIOD)(C)


ALLIANCE MONEY MARKET




                                                                                                        October 2,
                                                                      Year Ended December 31,            1996 to
                                                                  -------------------------------     December 31,
                                                                        1998             1997             1996
                                                                  --------------   --------------   ----------------
 Net asset value, beginning of period(a) ......................     $   10.17          $   10.16       $ 10.16
                                                                    ---------          ---------       -------
  Income from investment operations:
  Net investment income .......................................          0.49               0.52         0.11
  Net realized and unrealized gain on investments .............          0.02                   -        0.01
                                                                    ---------          ----------      -------
  Total from investment operations ............................          0.51               0.52         0.12
                                                                    ---------          ----------      -------
  Less distributions:
  Dividends from net investment income ........................         (0.47)             (0.51)       (0.02)
  Dividends in excess of net investment income ................              -                  -       (0.10)
                                                                    ----------         ----------      -------
  Total dividends and distributions ...........................         (0.47)             (0.51)       (0.12)
                                                                    ----------         ----------      -------
 Net asset value, end of period ...............................     $   10.21          $   10.17       $10.16
                                                                    ----------         ----------      -------
 Total return(d) ..............................................          5.08%              5.16%        1.29%
                                                                    ----------     --------------   -----------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ............................      $386,718           $123,675       $3,184
 Ratio of expenses to average net assets ......................          0.62%              0.63%        0.67%(b)
 Ratio of net investment income to average net assets .........          4.82%              5.02%        4.94%(b)



 Footnotes appear on page 66.

-----
 53
--------------------------------------------------------------------------------


ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES




                                                                                             May 1, 1997
                                                                        Year Ended              to
                                                                   December 31, 1998     December 31, 1997
                                                                  -------------------   ------------------
 Net asset value, beginning of period(a) ......................       $   9.43              $9.27
                                                                      --------              ------
  Income from investment operations:
  Net investment income .......................................           0.47               0.32
  Net realized and unrealized gain on investments .............           0.22               0.22
                                                                      --------              ------
  Total from investment operations ............................           0.69               0.54
                                                                      --------              ------
  Less distributions:
  Dividends from net investment income ........................          (0.46)             (0.38)
                                                                      ---------             ------
 Net asset value, end of period ...............................       $   9.66              $9.43
                                                                      ---------             ------
 Total return(d) ..............................................           7.48%              5.83%
                                                                  -----------------     -------------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ............................        $30,898             $5,052
 Ratio of expenses to average net assets ......................           0.80%              0.81%(b)
 Ratio of net investment income to average net assets .........           4.87%              5.15%(b)
 Portfolio turnover rate ......................................            539%               285%



 Footnotes appear on page 66.



                                  ----------------------  The Hudson River Trust

-----
  54
--------------------------------------------------------------------------------


ALLIANCE QUALITY BOND




                                                                      July 8, 1998
                                                                          to
                                                                   December 31, 1998
                                                                  ------------------
 Net asset value, beginning of period(a) ......................        $9.90
                                                                       ------
  Income from investment operations:
  Net investment income .......................................         0.25
  Net realized and unrealized gain on investments .............         0.14
                                                                       ------
  Total from investment operations ............................         0.39
                                                                       ------
  Less distributions:
  Dividends from net investment income ........................        (0.25)
  Distributions from realized gains ...........................        (0.20)
                                                                       ------
  Total dividends and distributions ...........................        (0.45)
                                                                       ------
 Net asset value, end of period ...............................        $9.84
                                                                       ------
 Total return(d) ..............................................         4.05%
                                                                  -------------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ............................          $10
 Ratio of expenses to average net assets ......................         0.81%(b)
 Ratio of net investment income to average net assets .........         5.06%(b)
 Portfolio turnover rate ......................................          194%



 Footnotes appear on page 66.

-----
 55
--------------------------------------------------------------------------------


ALLIANCE HIGH YIELD




                                                                Year Ended December 31,    October 2, 1996
                                                               -------------------------         to
                                                                     1998         1997    December 31, 1996
                                                               ------------- ----------- ------------------
 Net asset value, beginning of period(a) .....................    $ 10.39       $10.01       $ 10.25
                                                                  -------       -------       -------
  Income from investment operations:
  Net investment income ......................................       1.04         1.05          0.19
  Net realized and unrealized gain (loss) on investments .....      (1.56)        0.71          0.15
                                                                  -------       -------       -------
  Total from investment operations ...........................      (0.52)        1.76          0.34
                                                                  -------       -------       -------
  Less distributions:
  Dividends from net investment income .......................      (1.00)       (0.95)        (0.03)
  Dividends in excess of net investment income ...............          -           -          (0.25)
  Distributions from realized gains ..........................      (0.18)       (0.43)        (0.01)
  Distributions in excess of realized gains ..................          -           -          (0.29)
                                                                  -------       -------       -------
  Total dividends and distributions ..........................      (1.18)       (1.38)        (0.58)
                                                                  -------      -------        -------
 Net asset value, end of period ..............................    $  8.69       $10.39        $10.01
                                                                  -------     -------        -------
 Total return(d) .............................................      (5.38)%      18.19%         3.32%
                                                                  -------     --------       --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ...........................   $207,042      $66,338          $685
 Ratio of expenses to average net assets .....................       0.88%        0.88%         0.82%(b)
 Ratio of net investment income to average net assets ........      10.60%        9.76%         8.71%(b)
 Portfolio turnover rate .....................................        181%         390%          485%



 Footnotes appear on page 66.



                                  ----------------------  The Hudson River Trust

-----
  56
--------------------------------------------------------------------------------


ALLIANCE GROWTH AND INCOME




                                                                                             May 1, 1997
                                                                        Year Ended              to
                                                                   December 31, 1998     December 31, 1997
                                                                  -------------------   ------------------
 Net asset value, beginning of period(a) ......................       $   15.36               $13.42
                                                                      ---------             --------
  Income from investment operations:
  Net investment income .......................................            0.03                 0.05
  Net realized and unrealized gain on investments .............            3.07                 2.91
                                                                      ---------             --------
  Total from investment operations ............................            3.10                 2.96
                                                                      ---------             --------
  Less distributions:
  Dividends from net investment income ........................           (0.03)               (0.09)
  Distributions from realized gains ...........................           (1.48)               (0.93)
                                                                      ----------            --------
  Total dividends and distributions ...........................           (1.51)               (1.02)
                                                                      ----------            --------
 Net asset value, end of period ...............................       $   16.95               $15.36
                                                                      ----------            --------
 Total return(d) ..............................................           20.56%               22.41%
                                                                  -----------------         --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ............................        $120,558              $32,697
 Ratio of expenses to average net assets ......................            0.83%                0.83%(b)
 Ratio of net investment income to average net assets .........            0.17%                0.43%(b)
 Portfolio turnover rate ......................................              74%                  79%



 Footnotes appear on page 66.

-----
 57
--------------------------------------------------------------------------------


ALLIANCE EQUITY INDEX




                                                                                                              May 1, 1997
                                                                                           Year Ended            to
                                                                                      December 31, 1998   December 31, 1997
                                                                                     ------------------- ------------------
 Net asset value, beginning of period(a) ...........................................      $ 19.73            $  16.35
                                                                                          -------            --------
  Income from investment operations:
  Net investment income ............................................................         0.22                0.14
  Net realized and unrealized gain on investments and foreign currency transactions          5.24                3.48
                                                                                          -------            --------
  Total from investment operations .................................................         5.46                3.62
                                                                                          -------            --------
  Less distributions:
  Dividends from net investment income .............................................        (0.20)              (0.17)
  Distributions from realized gains ................................................        (0.01)              (0.07)
                                                                                          --------           --------
  Total dividends and distributions ................................................        (0.21)              (0.24)
                                                                                          --------           --------
 Net asset value, end of period ....................................................      $ 24.98            $  19.73
                                                                                          --------           --------
 Total return(d) ...................................................................        27.74%              22.28%
                                                                                          --------           --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) .................................................      $   443            $    110
 Ratio of expenses to average net assets ...........................................         0.59%               0.62%(b)
 Ratio of net investment income to average net assets ..............................         0.98%               1.10%(b)
 Portfolio turnover rate ...........................................................            6%                  3%



 Footnotes appear on page 66.

                                  ----------------------  The Hudson River Trust

-----
  58
--------------------------------------------------------------------------------


ALLIANCE COMMON STOCK




                                                                             Year Ended December 31,          October 2, 1996
                                                                         -------------------------------           to
                                                                               1998             1997        December 31, 1996
                                                                         --------------   --------------   ------------------
 Net asset value, beginning of period(a) .............................     $   21.58        $   18.22          $  17.90
                                                                           ---------        ---------          --------
  Income from investment operations:
  Net investment income ..............................................          0.10             0.10              0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions ......................................................          6.00             5.11              1.52
                                                                           ---------        ---------          --------
  Total from investment operations ...................................          6.10             5.21              1.54
                                                                           ---------        ---------          --------
  Less distributions:
  Dividends from net investment income ...............................         (0.10)          ( 0.08)            (0.00)
  Dividends in excess of net investment income .......................             -                -             (0.03)
  Distributions from realized gains ..................................         (3.28)          ( 1.77)            (0.16)
  Distributions in excess of realized gains ..........................             -                -             (1.03)
                                                                           ----------       ----------         --------
  Total dividends and distributions ..................................         (3.38)          ( 1.85)            (1.22)
                                                                           ----------       ----------         --------
 Net asset value, end of period ......................................     $   24.30        $   21.58          $  18.22
                                                                           ----------       ----------         --------
 Total return(d) .....................................................         29.06%           29.07%             8.49%
                                                                           ----------       ----------         --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ...................................     $ 834,144         $228,780          $  1,244
 Ratio of expenses to average net assets .............................          0.64%            0.64%             0.63%(b)
 Ratio of net investment income to average net assets ................          0.44%            0.46%             0.61%(b)
 Portfolio turnover rate .............................................            46%              52%               55%



 Footnotes appear on page 66.

                                   Financial Highlights

-----
 59
--------------------------------------------------------------------------------


ALLIANCE GLOBAL




                                                                           Year Ended December 31,        October 2, 1996
                                                                         ---------------------------           to
                                                                              1998          1997       December 31, 1996
                                                                         ------------   ------------   ------------------
 Net asset value, beginning of period(a) .............................     $ 17.27        $ 16.91          $  16.57
                                                                           -------        -------          --------
  Income from investment operations:
  Net investment income ..............................................        0.08           0.12              0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions ......................................................        3.56           1.76              0.81
                                                                           -------        -------          --------
  Total from investment operations ...................................        3.64           1.88              0.83
                                                                           -------        -------          --------
  Less distributions:
  Dividends from net investment income ...............................       (0.19)         (0.33)                -
  Dividends in excess of net investment income .......................           -              -             (0.11)
  Distributions from realized gains ..................................       (1.31)         (1.19)            (0.10)
  Distributions in excess of realized gains ..........................           -              -             (0.28)
  Tax return of capital distributions ................................           -              -             (0.00)
                                                                           --------       --------         --------
  Total dividends and distributions ..................................       (1.50)         (1.52)            (0.49)
                                                                           --------       --------         --------
 Net asset value, end of period ......................................     $ 19.41        $ 17.27          $  16.91
                                                                           --------       --------         --------
 Total return(d) .....................................................       21.50%         11.38%             4.98%
                                                                           --------       --------         --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ...................................     $47,982        $21,520          $    290
 Ratio of expenses to average net assets .............................        0.96%          0.97%             0.86%(b)
 Ratio of net investment income to average net assets ................        0.41%          0.67%             0.48%(b)
 Portfolio turnover rate .............................................         105%            57%               59%



 Footnotes appear on page 66.

                                  ----------------------  The Hudson River Trust

-----
  60
--------------------------------------------------------------------------------


ALLIANCE INTERNATIONAL




                                                                                                           May 1, 1997
                                                                                      Year Ended              to
                                                                                 December 31, 1998     December 31, 1997
                                                                                -------------------   ------------------
 Net asset value, beginning of period(a) ....................................        $ 10.26              $  11.39
                                                                                     -------              --------
  Income from investment operations:
  Net investment income .....................................................           0.05                  0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .............................................................           0.98                 (0.31)
                                                                                     -------              --------
  Total from investment operations ..........................................           1.03                 (0.29)
                                                                                     -------              --------
  Less distributions:
  Dividends from net investment income ......................................          (0.18)                (0.28)
  Distributions from realized gains .........................................          (0.00)                (0.56)
                                                                                     --------             --------
  Total dividends and distributions .........................................          (0.18)                (0.84)
                                                                                     --------             --------
 Net asset value, end of period .............................................        $ 11.11              $  10.26
                                                                                     --------             --------
 Total return(d) ............................................................          10.30%                (2.54)%
                                                                                     --------             --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ..........................................        $ 7,543              $  3,286
 Ratio of expenses to average net assets ....................................           1.31%                 1.38%(b)
 Ratio of net investment income to average net assets .......................           0.44%                 0.20%(b)
 Portfolio turnover rate ....................................................             59%                   59%



 Footnotes appear on page 66.

-----
 61
--------------------------------------------------------------------------------


ALLIANCE AGGRESSIVE STOCK




                                                                            Year Ended December 31,       October 2, 1996
                                                                         -----------------------------           to
                                                                                1998          1997       December 31, 1996
                                                                         --------------   ------------   ------------------
 Net asset value, beginning of period(a) .............................     $   36.13        $35.83         $   37.28
                                                                           ---------        -------         ---------
  Income from investment operations:
  Net investment income (loss) .......................................          0.01         (0.11)            (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .............................................         (0.29)         3.77              0.85
                                                                           ----------       -------         ---------
  Total from investment operations ...................................         (0.28)         3.66              0.84
                                                                           ----------       -------         ---------
  Less distributions:
  Dividends from net investment income ...............................         (0.12)        (0.03)                -
  Dividends in excess of net investment income .......................             -             -             (0.02)
  Distributions from realized gains ..................................         (1.72)        (3.33)            (0.23)
  Distributions in excess of realized gains ..........................             -             -             (2.04)
                                                                           ----------       -------         ---------
  Total dividends and distributions ..................................         (1.84)        (3.36)            (2.29)
                                                                           ----------       -------         ---------
 Net asset value, end of period ......................................      $  34.01        $36.13         $   35.83
                                                                           ----------       -------         ---------
 Total return(d) .....................................................          0.05%        10.66%             2.32%
                                                                           ----------       -------         ---------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ...................................      $153,782       $73,486             $ 613
 Ratio of expenses to average net assets .............................          0.82%         0.81%             0.73%(b)
 Ratio of net investment income (loss) to average net assets .........          0.02%        (0.28)%           (0.10)%(b)
 Portfolio turnover rate .............................................           105%          123%              108%



 Footnotes appear on page 66.

                                  ----------------------  The Hudson River Trust

-----
  62
--------------------------------------------------------------------------------


ALLIANCE SMALL CAP GROWTH




                                                                                                           May 1, 1997
                                                                                      Year Ended              to
                                                                                 December 31, 1998     December 31, 1997
                                                                                -------------------   ------------------
 Net asset value, beginning of period(a) ....................................        $   12.34           $   10.00
                                                                                     ---------           ---------
  Income from investment operations:
  Net investment income (loss) ..............................................           ( 0.02)             ( 0.01)
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .............................................................           ( 0.53)               2.65
                                                                                     ---------           ---------
  Total from investment operations ..........................................           ( 0.55)               2.64
                                                                                     ---------           ---------
  Less distributions:
  Distributions from realized gains .........................................                -              ( 0.30)
                                                                                     ---------           ---------
 Net asset value, end of period .............................................        $   11.79           $   12.34
                                                                                     ---------           ---------
 Total return(d) ............................................................           ( 4.44)%             26.57%
                                                                                     ---------           ---------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ..........................................         $112,254            $ 46,324
 Ratio of expenses to average net assets ....................................             1.20%               1.15%(b)
 Ratio of net investment loss to average net assets .........................           ( 0.17)%            ( 0.12)%(b)
 Portfolio turnover rate ....................................................               94%                 96%



 Footnotes appear on page 66.

-----
 63
--------------------------------------------------------------------------------


ALLIANCE CONSERVATIVE INVESTORS




                                                                                                  May 1, 1997
                                                                               Year Ended              to
                                                                          December 31, 1998     December 31, 1997
                                                                         -------------------   ------------------
 Net asset value, beginning of period(a) .............................        $ 11.88              $  11.29
                                                                              -------              --------
  Income from investment operations:
  Net investment income ..............................................           0.46                  0.31
  Net realized and unrealized gain on investments and foreign currency
   transactions ......................................................           1.12                  1.01
                                                                              -------              --------
  Total from investment operations ...................................           1.58                  1.32
                                                                              -------              --------
  Less distributions:
  Dividends from net investment income ...............................          (0.45)                (0.36)
  Distributions from realized gains ..................................          (0.70)                (0.37)
                                                                              --------             --------
  Total dividends and distributions ..................................          (1.15)                (0.73)
                                                                              --------             --------
 Net asset value, end of period ......................................        $ 12.31              $  11.88
                                                                              --------             --------
 Total return(d) .....................................................          13.60%                11.84%
                                                                              --------             --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ...................................        $32,653              $  5,694
 Ratio of expenses to average net assets .............................           0.78%                 0.80%(b)
 Ratio of net investment income to average net assets ................           3.68%                 3.82%(b)
 Portfolio turnover rate .............................................            103%                  206%



 Footnotes appear on page 66.

                                  ----------------------  The Hudson River Trust

-----
  64
--------------------------------------------------------------------------------


ALLIANCE BALANCED




                                                                                           July 8, 1998
                                                                                               to
                                                                                        December 31, 1998
                                                                                       ------------------
 Net asset value, beginning of period(a) ...........................................       $  19.48
                                                                                           --------
  Income from investment operations:
  Net investment income ............................................................           0.24
  Net realized and unrealized gain on investments and foreign currency transactions            0.66
                                                                                           --------
  Total from investment operations .................................................           0.90
                                                                                           --------
  Less distributions:
  Dividends from net investment income .............................................         ( 0.20)
  Distributions from realized gains ................................................         ( 1.67)
                                                                                           --------
  Total dividends and distributions ................................................         ( 1.87)
                                                                                           --------
 Net asset value, end of period ....................................................       $  18.51
                                                                                           --------
 Total return(d) ...................................................................           4.92%
                                                                                           --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) .................................................       $     10
 Ratio of expenses to average net assets ...........................................           0.70%(b)
 Ratio of net investment income to average net assets ..............................           2.65%(b)
 Portfolio turnover rate ...........................................................             95%



 Footnotes appear on page 66.

-----
 65
--------------------------------------------------------------------------------


ALLIANCE GROWTH INVESTORS




                                                                    Year Ended December 31,      October 2, 1996
                                                                  ---------------------------           to
                                                                        1998         1997       December 31, 1996
                                                                  ------------   ------------   ------------------
 Net asset value, beginning of period(a) ......................     $ 18.52        $ 17.19          $  16.78
                                                                    -------        -------          --------
  Income from investment operations:
  Net investment income .......................................        0.36           0.36              0.07
  Net realized and unrealized gain on investments and foreign
   currency transactions ......................................        3.03           2.43              0.71
                                                                    -------        -------          --------
  Total from investment operations ............................        3.39           2.79              0.78
                                                                    -------        -------          --------
  Less distributions:
  Dividends from net investment income ........................       (0.36)         (0.43)            (0.02)
  Dividends in excess of net investment income ................           -              -             (0.09)
  Distributions from realized gains ...........................       (1.71)         (1.03)            (0.02)
  Distributions in excess of realized gains ...................           -              -             (0.24)
                                                                    --------       --------         --------
  Total dividends and distributions ...........................       (2.07)         (1.46)            (0.37)
                                                                    --------       --------         --------
 Net asset value, end of period ...............................     $ 19.84        $ 18.52          $  17.19
                                                                    --------       --------         --------
 Total return(d) ..............................................       18.83%         16.58%             4.64%
                                                                    --------       --------         --------
 Ratios/Supplemental Data:
 Net assets, end of period (000's) ............................     $92,027        $35,730              $472
 Ratio of expenses to average net assets ......................        0.80%          0.82%             0.84%(b)
 Ratio of net investment income to average net assets .........        1.85%          1.88%             1.69%(b)
 Portfolio turnover rate ......................................         102%           121%              190%



 Footnotes appear on page 66.

                                  ----------------------  The Hudson River Trust

-----
  66
--------------------------------------------------------------------------------


FOOTNOTES TO FINANCIAL HIGHLIGHTS


(a) Date as of which funds were first allocated to the Class IB shares of the Portfolios are as follows: Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios-October 2, 1996. Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Equity Index, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios-May 1, 1997. Alliance Quality Bond and Alliance Balanced Portfolios-July 8, 1998.

(b)  Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

8
APPENDIX A





----------
  A-1
--------------------------------------------------------------------------------

     DESCRIPTION OF BOND RATINGS

 Bonds are considered to be "investment grade" if they are in one of the top four ratings.

 S&P's ratings are as follows:


 o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


 o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.


 o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


 o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


 o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.


 o The rating C1 is reserved for income bonds on which no interest is being paid.


 o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

 The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     Moody's ratings are as follows:


 o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


 o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


 o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.


 o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


>

----------
   A-2
--------------------------------------------------------------------------------

 o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


 o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


 o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.


 o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.


>

9
Appendix B





----------
  B-1
--------------------------------------------------------------------------------

     PERFORMANCE INFORMATION

 The following tables provide performance results for The Hudson River Trust Portfolios (except for the Alliance Small Cap Growth Portfolio), net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

 The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

 The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

 From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

 Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5- and 10-year periods. If the fund scores in the top 10% of its class it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

----------
   B-2
--------------------------------------------------------------------------------

 The Lehman Treasury Bond Index ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

 The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

 The Lehman Government/Corporate Bond Index ("Lehman Gov't Corp.") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 The Value Line Convertible Index is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

 The Morgan Stanley Capital International World Index ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

 The Standard & Poor's MidCap 400 Index ("S&P 400") represents an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

 The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2000 Index, widely regarded in the industry as the premier measure of small capitalization stocks, represents approximately 11% of the Russell 3000 Index total market capitalization. The Russell 2000 Growth Index ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth.

 The Lehman Intermediate Government Bond Index represents an unmanaged group of securities consisting of all United States Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

 The Lehman Aggregate Bond Index is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

 The Merrill Lynch High Yield Master Index ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

 The "blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000) in all cases assume a static mix of the two indices.

 The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Common Stock Portfolio on June 16, 1975; the Alliance Money Market Portfolio on July 13, 1981; the Alliance Balanced and Alliance Aggressive Stock Portfolios on January 27, 1986; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Global Portfolio on August 27, 1987; the Alliance Conservative Investors and Alliance Growth Investors Portfolios on October 2, 1989; the Alliance Intermediate Government Securities Portfolio on April 1, 1991; the Alliance Quality Bond and Alliance Growth and Income Portfolios on October 1, 1993; the Alliance Equity Index Portfolio on March 1, 1994; the Alliance International Portfolio on April 3, 1995; and the Alliance Small Cap Growth Portfolio on May 1, 1997. In the "Since Inception" columns of Table I and Table II below, the performance of

----------
 B-3
--------------------------------------------------------------------------------


 each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Alliance Common Stock Portfolio and its comparative indices, from January 13, 1976, the date on which the unit value was established and variable contract owner contributions were first accepted by the Alliance Common Stock Portfolio's separate account predecessor; for the Lipper Money Market Funds Average, from June 1, 1981; for the Lipper Balanced Funds and Small Company Growth Funds Averages, from January 1, 1986; and for the Lipper Global Funds Average, from August 28, 1987.

 The Trust's Portfolios serve as the underlying investment vehicles for variable contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached variable contract prospectus for further information about your variable contract including a description of all charges and expenses.



          ----------------------------------------------  The Hudson River Trust
>

-----
  B-4
--------------------------------------------------------------------------------


                                    TABLE I


                           ANNUALIZED RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1998


Like the tables on pages 5-18, this table provides the average annual returns over the designated periods, but extends the information further into the past for Portfolios that have been in operation for more than ten years. The figures reflect the performance of each Portfolio's Class IB shares since the inception of that class. For periods prior to the inception of Class IB, the figures are based on the performance of the relevant Portfolio's Class IA shares, adjusted to reflect the expenses and fees of Class IB.




                                                                                                                          Since
 PORTFOLIO/Benchmarks                               1 Year     3 Years    5 Years    10 Years    15 Years    20 Years   Inception
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ...............     13.60%     10.44%      9.13%          -           -           -       9.71%
 Lipper Flexible Portfolio Average .............     14.20      15.62      14.31           -           -           -      12.55
 70% Lehman Treasury/30% S&P 500 ...............     15.59      14.45      13.37           -           -           -      12.08
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Balanced .............................     17.82      14.66      10.56       12.25%          -           -      12.49
 Lipper Balanced Mutual Funds Average ..........     13.48      15.79      13.84       12.97           -           -      12.32
 50% S&P 500/50% Lehman Gov't Corp. ............     19.02      18.70      16.88       15.21           -           -      14.64
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Growth Investors .....................     18.83      15.89      13.66           -           -           -      15.81
 Lipper Flexible Portfolio Average .............     14.20      15.62      14.31           -           -           -      12.55
 70% S&P 500/30% Lehman Gov't Corp. ............     22.85      22.69      19.96           -           -           -      15.55
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE EQUITY SERIES
 Alliance Growth and Income ....................     20.56      22.30      17.57           -           -           -      16.56
 Lipper Growth & Income Funds Average ..........     15.61      21.25      18.35           -           -           -      17.89
 75% S&P 500/25% Value Line Convertible ........     20.10      23.99      21.07           -           -           -      20.48
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Equity Index .........................     27.74      27.31          -           -           -           -      24.07
 Lipper S&P 500 Index Funds Average ............     28.05      27.67          -           -           -           -      24.31
 S&P 500 .......................................     28.58      28.23          -           -           -           -      24.79
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Common Stock .........................     29.06      27.36      21.67       18.38       17.19%      18.35%     16.13
 Lipper Growth Equity Mutual Funds Average .....     22.86      22.23      18.63       16.72       14.65       16.30      16.01
 S&P 500 .......................................     28.58      28.23      24.06       19.21       17.90       17.76      15.98
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Global ...............................     21.50      15.67      14.01       14.55           -           -      12.34
 Lipper Global Mutual Funds Average ............     14.34      14.67      11.98       11.21           -           -       9.64
 MSCI World ....................................     24.34      17.77      15.68       10.66           -           -       9.55
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance International ........................     10.30       5.36          -           -           -           -       7.22
 Lipper International Mutual Funds Average .....     13.02       9.94          -           -           -           -      10.74
 MSCI EAFE .....................................     20.00       9.00          -           -           -           -       9.68
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Aggressive Stock .....................      0.05      10.57      11.25       18.65           -           -      17.57
 Lipper Small Company Growth Funds Average .....     12.16      16.33      14.87       15.44           -           -      13.69
 50% S&P 400/50% Russell 2000 ..................      8.28      17.77      15.56       16.49           -           -      14.78
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Small Cap Growth .....................     (4.44)         -          -           -           -           -      12.06
 Lipper Small Company Growth Funds Average .....     (0.33)         -          -           -           -           -      16.72
 Russell 2000 Growth ...........................      1.23          -          -           -           -           -      16.58
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE FIXED INCOME SERIES
 Alliance Money Market .........................      5.08       5.11       4.91        5.33        6.10           -       6.82
 Lipper Money Market Mutual Funds Average ......      4.84       4.87       4.77        5.20        5.94           -       6.77
 3 Month T-Bill ................................      5.05       5.18       5.11        5.44        6.07           -       6.76
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------

-----
 B-5
--------------------------------------------------------------------------------



                                                                                                                           Since
 PORTFOLIO/Benchmarks                                 1 Year    3 Years    5 Years    10 Years    15 Years    20 Years   Inception
--------------------------------------------------- --------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Intermediate Government Securities ......     7.48      5.99       5.13          -    -           -               6.83
 Lipper Intermediate Government Funds Average .....     7.68      6.21       5.91          -    -           -               7.25
 Lehman Intermediate Government Bond ..............     8.49      6.74       6.45          -    -           -               7.60
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Quality Bond ............................     8.43      7.46       6.52          -    -           -               6.05
 Lipper Corporate Debt Funds A Rated Average ......     7.47      6.38       6.54          -    -           -               6.21
 Lehman Aggregate Bond ............................     8.69      7.29       7.27          -    -           -               6.92
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance High Yield ..............................   (5.38)     11.10       9.74       10.91   -           -              10.24
 Lipper High Current Yield Mutual Funds Average ...   (0.44)      8.21       7.37        9.34   -           -               8.97
 ML Master ........................................     3.66      9.11       9.01       11.08   -           -              10.72
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------

                                  ----------------------  The Hudson River Trust

-----
  B-6
--------------------------------------------------------------------------------


                                    TABLE II



                           CUMULATIVE RATES OF RETURN

                        PERIODS ENDING DECEMBER 31, 1998

This table represents the total (cumulative) return on an investment in each Portfolio over the designated periods. The figures represent the performance of each Portfolio's Class IB shares since the inception of that class. For periods prior to the inception of Class IB, the figures are based on the performance of the relevant Portfolio's Class IA shares, adjusted to reflect the expenses and fees of Class IB.




 Portfolio/Benchmarks                                1 Year     3 Years    5 Years
------------------------------------------------- ----------- ---------- ----------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ................     13.60%     34.70%     54.80%
 Lipper Flexible Portfolio Average ..............     14.20      55.28      97.15
 70% Lehman Treasury/30% S&P 500 ................     15.59      49.92      87.28
-------------------------------------------------     -----     ------     ------
 Alliance Balanced ..............................     17.82      50.73      65.23
 Lipper Balanced Mutual Funds Average ...........     13.48      55.60      91.92
 50% S&P 500/50% Lehman Gov't Corp. .............     19.02      67.24     118.08
-------------------------------------------------     -----     ------     ------
 Alliance Growth Investors ......................     18.83      55.65      89.66
 Lipper Flexible Portfolio Average. .............     14.20      55.28      97.15
 70% S&P 500/30% Lehman Gov't Corp. .............     22.85      84.68     148.41
-------------------------------------------------     -----     ------     ------
 THE EQUITY SERIES
 Alliance Growth and Income .....................     20.56      82.92     124.66
 Lipper Growth & Income Funds Average ...........     15.61      79.05     133.95
 75% S&P 500/25% Value Line Convertible .........     20.10      90.62     160.09
-------------------------------------------------     -----     ------     ------
 Alliance Equity Index ..........................     27.74     106.35          -
 Lipper S&P 500 Index Funds Average .............     28.05     108.12          -
 S&P 500 ........................................     28.58     110.85          -
-------------------------------------------------     -----     ------     ------
 Alliance Common Stock ..........................     29.06     106.61     166.61
 Lipper Growth Equity Mutual Funds Average ......     22.86      84.52     138.97
 S&P 500 ........................................     28.58     110.85     193.91
-------------------------------------------------     -----     ------     ------
 Alliance Global ................................     21.50      54.77      92.65
 Lipper Global Mutual Funds Average .............     14.34      51.58      77.94
 MSCI World .....................................     24.34      63.34     107.19
-------------------------------------------------     -----     ------     ------
 Alliance International .........................     10.30      16.95          -
 Lipper International Mutual Funds Average ......     13.02      33.62          -
 MSCI EAFE ......................................     20.00      29.52          -
-------------------------------------------------     -----     ------     ------
 Alliance Aggressive Stock ......................      0.05      35.19      70.39
 Lipper Small Company Growth Funds Average ......     12.16      58.64     102.73
 50% S&P 400/50% Russell 2000 ...................      8.28      63.35     106.12
-------------------------------------------------     -----     ------     ------
 Alliance Small Cap Growth Portfolio ............     (4.44)         -          -
 Lipper Small Company Growth Funds Average ......     (0.33)         -          -
 Russell 2000 ...................................      1.23          -          -
-------------------------------------------------     -----     ------     ------
 THE FIXED INCOME SERIES
 Alliance Money Market ..........................      5.08      16.12      27.10
 Lipper Money Market Mutual Funds Average .......      4.84      15.34      26.25
 3 Month T-Bill .................................      5.05      16.35      28.27



                                                                                             Since
 Portfolio/Benchmarks                               10 Years    15 Years     20 Years     Inception
------------------------------------------------- ----------- ----------- ------------- ------------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ................         -           -             -       135.73%
 Lipper Flexible Portfolio Average ..............         -           -             -       202.48
 70% Lehman Treasury/30% S&P 500 ................         -           -             -       187.40
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Balanced ..............................    217.72%          -             -       357.44
 Lipper Balanced Mutual Funds Average ...........    240.69           -             -       351.90
 50% S&P 500/50% Lehman Gov't Corp. .............    311.86           -             -       485.45
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Growth Investors ......................         -           -             -       288.65
 Lipper Flexible Portfolio Average. .............         -           -             -       202.48
 70% S&P 500/30% Lehman Gov't Corp. .............         -           -             -       280.88
------------------------------------------------- ----------- ----------- ------------- ------------
 THE EQUITY SERIES
 Alliance Growth and Income .....................         -           -             -       123.54
 Lipper Growth & Income Funds Average ...........         -           -             -       139.10
 75% S&P 500/25% Value Line Convertible .........         -           -             -       166.00
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Equity Index ..........................         -           -             -       183.45
 Lipper S&P 500 Index Funds Average .............         -           -             -       186.34
 S&P 500 ........................................         -           -             -       192.17
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Common Stock ..........................    440.64      980.15%      2806.54%    3,001.18
 Lipper Growth Equity Mutual Funds Average ......    388.00      727.63       2185.68     3,490.04
 S&P 500 ........................................    479.62    1,081.76       2530.43     2,919.92
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Global ................................    289.16           -             -       272.35
 Lipper Global Mutual Funds Average .............    194.96           -             -       188.08
 MSCI World .....................................    175.31           -             -       181.57
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance International .........................         -           -             -        29.86
 Lipper International Mutual Funds Average ......         -           -             -        47.74
 MSCI EAFE ......................................         -           -             -        41.40
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Aggressive Stock ......................    453.12           -             -       710.24
 Lipper Small Company Growth Funds Average ......    334.88           -             -       448.32
 50% S&P 400/50% Russell 2000 ...................    360.30           -             -       494.67
------------------------------------------------- ----------- ----------- ------------- ------------
 Alliance Small Cap Growth Portfolio ............         -           -             -        12.06
 Lipper Small Company Growth Funds Average ......         -           -             -        28.98
 Russell 2000 ...................................         -           -             -        29.23
------------------------------------------------- ----------- ----------- ------------- ------------
 THE FIXED INCOME SERIES
 Alliance Money Market ..........................     68.00      142.97             -       216.34
 Lipper Money Market Mutual Funds Average .......     66.09      137.69             -       214.68
 3 Month T-Bill .................................     69.88      142.02             -       214.45
------------------------------------------------- ----------- ----------- ------------- ------------

-----
 B-7
--------------------------------------------------------------------------------



                                                                                                                         Since
 Portfolio/Benchmarks                              1 Year    3 Years    5 Years    10 Years    15 Years    20 Years   Inception
------------------------------------------------ --------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Intermediate Government Securities ...     7.48      26.74      28.43          -   -           -               66.92
 Lipper Intermediate Government Funds Average ..     7.68      19.84      33.36          -   -           -               72.35
 Lehman Intermediate Government Bond ...........     8.49      21.61      36.71          -   -           -               76.55
------------------------------------------------ --------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance Quality Bond .........................     8.43      24.10      37.16          -   -           -               36.12
 Lipper Corporate Debt Funds A Rated Average ...     7.47      20.42      37.37          -   -           -               37.26
 Lehman Aggregate Bond .........................     8.69      23.51      42.06          -   -           -               42.14
------------------------------------------------ --------- ---------- ---------- ----------- ----------- ----------- ----------
 Alliance High Yield ...........................   (5.38)      37.15      59.15      181.68  -           -              222.11
 Lipper High Current Yield Bond Funds Average ..   (0.44)      26.80      43.00      145.62  -           -              182.21
 ML Master .....................................     3.66      29.90      53.96      186.01  -           -              239.69
------------------------------------------------ --------- ---------- ---------- ----------- ----------- ----------- ----------



                                  ----------------------  The Hudson River Trust

-----
  B-8
--------------------------------------------------------------------------------

                                   TABLE III


                            ANNUAL RATES OF RETURN


Like the bar charts on pages 5-18, this table represents the specific returns for each year individually, but extends further into the past for Portfolios that have been in operation for more than ten years. The figures represent the performance of each Portfolio's Class IB shares since the inception of that class. For periods prior to the inception of Class IB, the figures are based on the performance of the relevant Portfolio's Class IA shares, adjusted to reflect the expenses and fees of Class IB.





                  Alliance    Alliance     Alliance                Alliance                  Alliance
 Year Ending       Common      Money     Aggressive    Alliance      High       Alliance     Conserv.
December 31        Stock       Market       Stock      Balanced     Yield        Global     Investors
--------------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
 1976 .........     9.2%*
 1977 .........    -9.5
 1978 .........     8.0
 1979 .........    29.6
 1980 .........    49.8
 1981 .........    -6.1         6.2%*
 1982 .........    17.3        12.8
 1983 .........    25.8         8.7
 1984 .........    -2.2        10.6
 1985 .........    33.2         7.9
 1986 .........    17.1         6.4         35.6%*     28.8%*
 1987 .........     7.2         6.4          7.1        -1.1         4.4%*      -13.5%*
 1988 .........    22.2         7.1          0.9        13.0         9.5         10.6
 1989 .........    25.3         8.9         43.2        25.6         4.9         26.5          2.8%*
 1990 .........    -8.4         8.0          7.9         0.0        -1.4         -6.3          6.2
 1991 .........    37.6         5.9         86.6        41.0        24.2         30.2         19.6
 1992 .........     3.0         3.3         -3.4        -3.1        12.1         -0.7          5.5
 1993 .........    24.6         2.7         16.5        12.0        22.9         31.9         10.5
 1994 .........    -2.4         3.8         -4.1        -8.3        -3.0          5.0         -4.4
 1995 .........    32.2         5.5         31.4        19.5        19.7         18.6         20.2
 1996 .........    24.0         5.1         22.1        11.4        22.6         14.4          5.0
 1997 .........    29.1         5.2         10.7        14.8        18.2         11.4         13.0
 1998 .........    29.1         5.1          0.1        17.8        -5.4         21.5         13.6



                                                              Alliance
                  Alliance        Alliance       Alliance     Growth      Alliance                    Alliance
 Year Ending       Growth      Intermediate      Quality        and        Equity       Alliance     Small Cap
December 31      Investors   Govt. Securities      Bond       Income       Index     International    Growth
--------------- ----------- ------------------ ----------- ------------ ----------- --------------- ----------
 1976 .........
 1977 .........
 1978 .........
 1979 .........
 1980 .........
 1981 .........
 1982 .........
 1983 .........
 1984 .........
 1985 .........
 1986 .........
 1987 .........
 1988 .........
 1989 .........     3.7%*
 1990 .........    10.4
 1991 .........    48.7            11.8%*
 1992 .........     4.7             5.4
 1993 .........    15.0            10.3          -0.8%*       -0.5%*
 1994 .........    -3.4            -4.6          -5.4         -0.8         0.8%*
 1995 .........    26.1            13.1          16.8         23.8         36.2           11.0%*
 1996 .........    12.4             3.5           5.1         19.8         22.1            9.6
 1997 .........    16.6             7.0           8.9         26.6         32.3           -3.2
 1998 .........    18.8             7.5           8.4         20.6         27.7           10.3           -4.4%



 * Unannualized from the inception date described in this Prospectus at pages B-2 and B-3 through the end of the calendar year indicated.


>

----------
 B-9
--------------------------------------------------------------------------------


 PERFORMANCE OF PORTFOLIOS MANAGED SIMILARLY TO THE ALLIANCE SMALL CAP GROWTH PORTFOLIO

 In addition to managing the assets of the Alliance Small Cap Growth Portfolio, Alliance manages six portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Alliance Small Cap Growth Portfolio. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions to which the Alliance Small Cap Growth Portfolio, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

 Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the fifteen full calendar years during which Alliance has managed the Historical Portfolios. As of December 31, 1998, the assets in the Historical Portfolios totaled approximately $1,291.5 million and the average size of a Historical Portfolio was $53.8 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

 The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Small Cap Growth Portfolio, which are higher than the fees imposed on the Historical Portfolios and will result in a higher expense ratio and lower returns for Alliance Small Cap Growth Portfolio. Expenses associated with the distribution of Class IB shares of Alliance Small Cap Growth Portfolio in accordance with the plan adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

 Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued on a daily basis and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

 As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The Russell 2000 universe of securities is complied by Frank Russell Company and consists of the 2000 smallest of the 3000 largest capitalization U.S. companies. The Russell 2000 Index is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 2000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 2000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell 2000 Growth Index. The Russell 2000 Growth Index is, accordingly, designed to include those Russell 2000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 2000 Index, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.



          ----------------------------------------------  The Hudson River Trust
>

----------
  B-10
--------------------------------------------------------------------------------


 To the extent Alliance Small Cap Growth Portfolio does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the Russell Indices may not be substantially comparable to Alliance Small Cap Growth Portfolio. The Russell Indices are included to illustrate material economic and market factors that existed during the time period shown. The Russell Indices do not reflect the deduction of any fees. If Alliance Small Cap Growth Portfolio were to purchase a portfolio of securities substantially identical to the securities comprising the Russell Indices, Alliance Small Cap Growth Portfolio's performance relative to the index would be reduced by Alliance Small Cap Growth Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Small Cap Growth Portfolio's shareholders of sales charges and income taxes.

 The Lipper Small Company Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest small company growth mutual funds. The composite investment performance of the Lipper Small Company Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

 The following performance data is provided solely to illustrate Alliance's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Small Cap Growth Portfolio. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.



>

-----
 B-11
--------------------------------------------------------------------------------


      SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE-HISTORICAL PORTFOLIOS*




                                                                                     Lipper
                                                   Russell          Russell       Small Co.
                               Historical          2000             2000            Growth
                              Portfolios           Index        Growth Index      Fund Index
                            Total Return**     Total Return     Total Return     Total Return
                           ----------------   --------------   --------------   -------------
 Year ended December 31:
 1998 ..................        ( 3.65)%          ( 2.55)%           1.23%          ( 0.85)%
 1997 ..................         21.95             22.37            12.94            15.05
 1996 ..................         36.65             16.50            11.26            14.37
 1995 ..................         54.14             28.45            31.04            31.62
 1994 ..................        ( 3.54)           ( 1.82)          ( 2.43)          ( 0.48)
 1993 ..................         14.11             18.88            13.36            16.93
 1992 ..................          2.99             18.41             7.77            11.18
 1991 ..................         37.34             46.04            51.19            48.53
 1990 ..................        (22.69)           (19.48)          (17.41)          (13.78)
 1989 ..................         27.78             16.26            20.17            21.06
 1988 ..................         27.45             25.02            20.37            20.34
 1987 ..................        ( 7.72)           ( 8.80)          (10.48)          ( 5.48)
 1986 ..................         15.08              5.68             3.58             6.04
 1985 ..................         42.06             31.05            30.97            27.27
 1984 ..................        (11.74)           ( 7.30)          (15.83)          ( 9.18)
 1983 ..................         32.78             29.13            20.13            29.80



----------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                         AVERAGE ANNUAL TOTAL RETURNS





                                                                                               Lipper
                                                                                            Small Co.
                                      Historical       Russell 2000       Russell 2000        Growth
                                     Portfolios           Index          Growth Index       Fund Index
                                   --------------   ----------------   ----------------   -------------
 One year ......................        (3.65)%           (2.55)%             1.23%            (0.85)%
 Three years ...................        17.10             11.58               8.35              9.26
 Five years ....................        19.01             11.86              10.22             11.30
 Ten years .....................        14.30             12.92              11.54             13.16
 Since January 1, 1983 .........        14.34             12.27               9.71             12.11




                                  ----------------------  The Hudson River Trust
>

--------------------------------------------------------------------------------

The Trust's statement of additional information ("SAI") dated May 1, 1999 contains additional information about the Portfolios. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. You may obtain free copies of the SAI and the Trust's annual and semi-annual reports, request other information about the Trust, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-221-5672.


The SAI has been filed with the Commission. You may review and copy information about the Trust, including the SAI, at the Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room. The Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports and other information about the Trust. You may also obtain copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                           Address correspondence to:

                             The Hudson River Trust
                          1345 Avenue of the Americas
                            New York, New York 10105
                                 1-800-221-5672


                              Shareholder Services
                                 1-800-221-5672























                    Investment Company Act File No. 811-4185

                            THE HUDSON RIVER TRUST

           1345 Avenue of the Americas -- New York, New York 10105

                     STATEMENT OF ADDITIONAL INFORMATION


                                 MAY 1, 1999

This Statement of Additional Information is not a prospectus. It should be read in conjunction with The Hudson River Trust ("Trust") Prospectus dated May 1, 1999 relating to Class IA shares and retained for future reference. This Statement of Additional Information relates to the Trust's Class IA shares. A separate Statement of Additional Information relates to the Trust's Class IB shares.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing the Trust at the above address. Certain disclosure has been incorporated by reference to the Trust's Annual Report. For a free copy of the Trust's Annual Report, call 1-800-221-5672.



                              TABLE OF CONTENTS


                                                                           PAGE
                                                                         --------
General Information and History.........................................      2
Investment Restrictions of the Portfolios...............................      4
Description of Certain Securities in Which the Portfolios May Invest ...      7
Management of the Trust.................................................     21
Investment Advisory and Other Services..................................     26
Brokerage Allocation....................................................     28
Trust Expenses and Other Charges........................................     30
Purchase and Pricing of Securities......................................     31
Certain Tax Considerations..............................................     33
Portfolio Performance...................................................     34
Other Services..........................................................     36
Financial Statements ...................................................     38
Appendix A--Description of Commercial Paper Ratings.....................    A-1


-----------------------------------------------------------------------------


HRT-SAI (2/99)
         Copyright 1998. The Hudson River Trust. All rights reserved.
                                                             Catalog No. 127665

GENERAL INFORMATION AND HISTORY
THE TRUST


The Hudson River Trust is an open-end management investment company--a type of company commonly known as a "mutual fund." It is registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"). Originally organized as a Maryland corporation, the Trust's operations commenced on March 22, 1985. On July 10, 1987, the Trust was reorganized as a Massachusetts business trust. Shares of each Portfolio are divided into two classes: Class IA shares and Class IB shares. Class IA shares are offered at net asset value pursuant to this Statement of Additional Information and a related prospectus and are not subject to fees imposed under any distribution plan. Class IB shares are offered at net asset value pursuant to a separate Statement of Additional Information and related prospectus and are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. Prior to October 1, 1996, the Trust offered only Class IA shares.

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees on June 7, 1996 and are designed to allow promotion of insurance products that invest in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in the assets of that Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, other than with respect to the payment of distribution fees under the Distribution Plan.

The Trust continuously offers its shares exclusively to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts"). Currently, the Trust's shareholders of Class IA shares are separate accounts of The Equitable Life Assurance Society of the United States (the "Equitable") and The Equitable Life Insurance Company of Colorado, a separate account of Integrity Life Insurance Company, a separate account of American Franklin Life Insurance Company, a separate account of Transamerica Occidental Life Insurance Company, and a separate account of SAFECO Life Insurance Company, each of which, except the Equitable and its Colorado subsidiary, is an insurance company unaffiliated with the Equitable. The Trust may offer its shares to separate accounts of other insurance companies, regardless of whether they are affiliated with Equitable. As of March 31, 1999, Equitable owned approximately 99.0% of the Trust's outstanding Class IA shares and all of the Trust's outstanding Class IB shares and, as a result, may be deemed to control the Trust.


As a "series" investment company, the Trust issues separate series of shares of beneficial interest, each of which represents a separate portfolio ("Portfolio") of investments. Each Portfolio resembles a separate fund issuing a separate class of stock. The Alliance Common Stock and Alliance Money Market Portfolios are the successors to Separate Accounts I and II of Equitable Variable Life Insurance Company, formerly a wholly owned subsidiary of Equitable that was merged into Equitable as of January 1, 1997 ("Equitable Variable"). (See "Description of Reorganization and Other Matters".) The Alliance Balanced and Alliance Aggressive Stock Portfolios received their initial funding on January 27, 1986 from Equitable Variable. The Alliance High Yield Portfolio received its initial funding on January 2, 1987. The Alliance Global Portfolio received its initial funding on August 27, 1987. The Alliance Conservative Investors and Alliance Growth Investors Portfolios received their initial funding on October 2, 1989. The Alliance Intermediate Government Securities Portfolio received its initial funding on April 1, 1991. The Alliance Quality Bond and Alliance Growth and Income Portfolios received their initial funding on October 1, 1993. The Alliance Equity Index Portfolio received its initial funding on March 1, 1994. The Alliance International Portfolio received its initial funding on April 3, 1995. The Alliance Small Cap Growth Portfolio received its initial funding on May 1, 1997.


The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which could force the Trust to sell portfolio securities at disadvantageous prices.

Because of current Federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contractowners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. As of March 31, 1999, to the Trust's knowledge, no Contractowners other than those set forth below owned Contracts entitling such persons to give voting instructions regarding more than 5% of either class of the outstanding shares of a Portfolio.



                                                                             ALLIANCE INTERMEDIATE
                            ALLIANCE QUALITY          ALLIANCE EQUITY        GOVERNMENT SECURITIES       ALLIANCE MONEY-
                             BOND PORTFOLIO           INDEX PORTFOLIO              PORTFOLIO             MARKET PORTFOLIO
                        ------------------------- ------------------------ ------------------------ -------------------------
                            UNITS        % OF        UNITS        % OF        UNITS        % OF         UNITS        % OF
                            OWNED      PORTFOLIO     OWNED      PORTFOLIO     OWNED      PORTFOLIO      OWNED      PORTFOLIO
                        ------------ -----------  ----------- -----------  ----------- -----------  ------------ -----------
Boston Safe Deposit
 and Trust Co.* .......  15,636,504      46.3      5,263,894       6.3
Equitable  ............                                                                              17,279,770      15.5
PNC Bank, N.A.** ......                                                     1,123,760       5.4


------------
 * Boston Safe Deposit and Trust Co., successor Trustee under Master Trust Agreement for SBC Communications, Inc.'s Deferred Compensation Plans and other Executive Benefit Plans.
** PNC Bank, N.A. under Ashland Inc. Executive and Director Retirement
   Benefit Security Trust.

The principal addresses of Boston Safe Deposit and Trust Co., Equitable and PNC Bank, N.A. are 175 East Houston Street, San Antonio, Texas, 1290 Avenue of the Americas, New York, New York, and 1000 Ashland Drive, Ashland, Kentucky, respectively.


Were such a substantial Contractowner's funds withdrawn from the Trust or transferred to a different Portfolio at the Contractowner's request, the Trust could be forced to sell portfolio securities at disadvantageous prices.

LEGAL CONSIDERATIONS

Under Massachusetts law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trust has agreed to be bound by the procedures set forth in Section 16(c) of the Investment Company Act, and accordingly, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. Amendments to the Declaration of Trust of the Trust generally require the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable by the Trust and will have no preference, preemptive, conversion, exchange or similar rights.

Under Massachusetts law, in certain circumstances shareholders may be held personally liable as partners for the obligations of a business trust such as the Trust. The shareholders of the Trust are the insurance companies whose separate accounts invest in it. The Trust's Declaration of Trust contains provisions designed to protect shareholders from such liability to the extent of the Trust's assets. As a result, the risk of personal liability for the insurance company shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust permits the Trust to purchase and maintain on behalf of the Trustees insurance against certain liabilities.

DESCRIPTION OF REORGANIZATION AND OTHER MATTERS

The following transactions, referred to as the Reorganization, were effected simultaneously on March 22, 1985, pursuant to an Agreement and Plan of Reorganization dated November 20, 1984, entered into by Equitable Variable, Separate Accounts I and II, and The Hudson River Fund, Inc. (the "Fund"), the predecessor of the Trust.

Equitable Variable divided Separate Account I into two divisions, a Common Stock Division and a Money Market Division. Separate Account II was combined with Separate Account I (the "Continuing Separate Account"). Rather than investing directly, the Common Stock Division and the Money Market Division of the Continuing Separate Account invested in shares of the Fund, which, in turn, invested in diversified portfolios of common stock or money market investments.

In order for the Fund to commence operations, all the investment assets of Separate Accounts I and II (together with any related liabilities) were transferred to the Common Stock and Money Market Portfolios of the Fund, respectively, in exchange for shares in those Portfolios having an equivalent aggregate net asset value.

On September 30, 1987, all of the Fund's assets and liabilities were transferred to the Trust, pursuant to an Agreement and Plan of Reorganization (the "Plan") between the Fund and the Trust. The Plan was proposed to shareholders in order to permit greater operating flexibility and efficiencies. The Plan provided for changes of domicile (from Maryland to Massachusetts) and of form of organization (from a corporation to a business trust). However, in all other material respects the Trust was identical to the Fund immediately prior to the execution of the Plan.

At a meeting held on April 9, 1997, the shareholders of the Trust approved the amendment and restatement of the Trust's Agreement and Declaration of Trust. On April 16, 1997 the Agreement and Declaration of Trust was amended and restated, and filed with the office of the Secretary of the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS
FUNDAMENTAL RESTRICTIONS

The following restrictions apply to all of the Portfolios and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

   o make short sales of securities, except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

   o issue senior securities;


   o invest in commodities other than financial futures contracts and options thereon;


   o purchase real estate or mortgages; however, the Portfolios may, as appropriate and consistent with their investment policies and other investment restrictions, buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts), and may hold and sell real estate acquired as a result of ownership of such securities;

   o purchase any security on margin or borrow money, except that this restriction shall not apply to borrowing from banks for temporary purposes, to the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes), to margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies or, with respect to the Alliance Quality Bond Portfolio, to transactions in interest rate swaps, caps and floors; or

   o make loans (including lending cash or securities), except that this restriction shall not apply to the Alliance High Yield and Alliance Intermediate Government Securities Portfolios. Additionally, each of the other Portfolios may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holdings in that industry exceed 25% of the Portfolio's assets. However, this restriction does not apply to investments by the Alliance Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry.

Each Portfolio intends to be "diversified," as that term is defined under the Investment Company Act. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities. As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of U.S. Government securities and such repurchase agreements are fully collateralized.

Further, as a matter of operating policy, the Alliance Money Market Portfolio will invest no more than 5% of the value of its total assets in securities of any one issuer, other than U.S. Government securities, except that the Alliance Money Market Portfolio may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company
Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Alliance Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities.

These policies of the Portfolios with respect to concentration and diversification will not be changed for any Portfolio without a vote of that Portfolio's shareholders, unless permitted by law.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to all of the Portfolios, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o invest more than 15% of its net assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

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   o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for a Portfolio); however, the Alliance Global and Alliance International Portfolios may trade in foreign exchange without limitation in connection with their foreign currency hedging strategies; and the Alliance High Yield, Alliance Quality Bond, Alliance Growth and Income, Alliance Conservative Investors, Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Growth Investors and Alliance Small Cap Growth Portfolios may trade in foreign exchange in connection with their foreign currency hedging strategies, provided the amount of foreign exchange underlying such a Portfolio's currency hedging transactions does not exceed 10% of such Portfolio's assets;

   o acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except that the Portfolios (other than the Alliance Money Market Portfolio) may purchase bank, trust company, and bank holding company stock, and except that each of the Portfolios may invest, in accordance with Rule 12d3-1 under the Investment Company Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company; or

   o make an investment in order to exercise control or management over a company.

In addition, none of the Portfolios will invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities, or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets.

ADDITIONAL INVESTMENT RESTRICTION APPLICABLE TO THE ALLIANCE COMMON STOCK, ALLIANCE BALANCED, ALLIANCE AGGRESSIVE STOCK AND ALLIANCE CONSERVATIVE INVESTORS PORTFOLIOS

The Alliance Common Stock, Alliance Balanced, Alliance Aggressive Stock and Alliance Conservative Investors Portfolios will operate under the general investment restrictions described above. In addition, they will not:

   o acquire securities of investment companies not registered under the Investment Company Act.

ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE ALLIANCE MONEY MARKET PORTFOLIO

The Alliance Money Market Portfolio will operate under the general investment restrictions described above. In addition, it will not:

   o invest more than 10% of its assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

   o purchase oil and gas interests;

   o purchase or write puts or calls (options); or

   o purchase equity securities, voting securities other than securities of registered investment companies with investment policies not substantially broader than those of the Portfolio (subject to the above percentage limitations) or local or state government securities.

The Alliance Money Market Portfolio will invest only in funds whose investment policies are similar to or narrower than those of the Portfolio. It is expected that such investments would be made in funds designed for institutional investors such as the Portfolio and would be used for amounts which might otherwise be left uninvested because they do not meet the minimums necessary for other permitted investments or to take advantage of higher yields available at that time in such funds.

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ADDITIONAL INVESTMENT RESTRICTION APPLICABLE TO THE ALLIANCE HIGH YIELD AND
ALLIANCE GROWTH INVESTORS PORTFOLIOS

The Alliance High Yield and Alliance Growth Investors Portfolios will operate under the general investment restrictions described above. In addition, each will not:

   o invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 by Moody's Investors Service, Inc. ("Moody's") or B-by Standard & Poor's ("S&P") or are unrated, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 by Moody's or B-by S&P, or is unrated; however this restriction will not apply to (A) fixed income securities which, in the opinion of the Trust's investment adviser, have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or (B) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of the Trust's investment adviser, has similar characteristics to securities which are so rated.

DESCRIPTION OF CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST REPURCHASE AGREEMENTS

All of the Portfolios, except the Alliance Equity Index Portfolio, may enter into repurchase agreements. Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the debt instruments at a fixed price and time, thereby determining the yield during the Portfolio's holding period.

Repurchase agreements may exhibit the characteristics of loans by the Portfolio. During the term of the repurchase agreement, the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. A Portfolio enters into repurchase agreements with respect to U.S. Government obligations, certificates of deposit, or bankers' acceptances with registered broker-dealers, U.S. Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Trust's investment adviser, Alliance Capital Management L.P. ("Alliance"), pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% (10%, in the case of the Alliance Money Market Portfolio) of the Portfolio's net assets would be invested in "illiquid securities."

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral may be delayed or limited and a loss may be incurred.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase or sell securities on a "when-issued" or "delayed delivery" basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the

                                7
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price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Portfolio may close out its position prior to the settlement date by entering into a matching sale transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

WARRANTS

All the Portfolios, except the Alliance Money Market Portfolio, may purchase warrants and similar rights, which are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move in parallel with the prices of the underlying securities, and warrantholders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

FOREIGN SECURITIES

Each Portfolio, except the Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may invest in foreign securities. Each of the Alliance Common Stock, Alliance Balanced, Alliance Quality Bond, Alliance Aggressive Stock and Alliance Small Cap Growth Portfolios has the discretion to invest a portion of its assets in foreign securities. Generally, this amount will not exceed 20% of each Portfolio's total assets. The Alliance Money Market Portfolio may invest up to 20% of its assets in foreign money market instruments denominated in U.S. dollars. The Alliance Conservative Investors Portfolio may invest up to 15% of its assets in foreign securities, the Alliance Growth Investors Portfolio may invest up to 30% of its assets in foreign securities, and the Alliance Growth and Income Portfolio may invest up to 25% of its assets in foreign securities. The Alliance High Yield Portfolio may purchase foreign securities, provided the value of issues denominated in foreign currencies shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in U.S. dollars shall not exceed 25% of the Portfolio's total assets.

No percentage limitation applies to investments in foreign securities by the Alliance Global Portfolio or the Alliance International Portfolio.

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Foreign securities involve currency risks. The value of a foreign security denominated in a foreign currency changes with fluctuations in exchange rates. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes which reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States, and settlements may be slower and may be subject to failure. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios will avoid currency risks which might occur during the settlement period for either purchases or sales. A Portfolio may purchase foreign securities directly, as well as through ADRs.

MORTGAGE-BACKED SECURITIES

Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, a Portfolio (other than the Alliance Equity Index Portfolio) may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If other fixed or variable rate pass-through mortgage-backed securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

The Portfolios (other than the Alliance Equity Index Portfolio) may also invest in other types of mortgage-backed securities issued by governmental or non-governmental entities, such as banks and other mortgage lenders. These other instruments include collateralized mortgage obligations ("CMOs"),

                                9
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mortgage pass-through bonds and mortgage-backed bonds. Non-governmental securities may offer a higher yield but may also be subject to greater price fluctuation and risk than governmental securities.

CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs on the same schedule as they are received, although not necessarily on a pro rata basis. In reliance on an SEC interpretation, investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds but interest and principal payments on the mortgages are not passed through directly (as with GNMA, FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantors. Timely payment of interest and principal with respect to these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance, guarantees, and creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Each Portfolio (other than the Alliance Equity Index Portfolio) may buy mortgage-backed securities without insurance or guarantees, if the investment adviser determines that the securities meet the Portfolio's quality standards. Alliance will, consistent with each Portfolio's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Portfolios would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. The Portfolios do not intend to invest in these securities unless the Trust's adviser believes that the potential benefits outweigh the risks.

ASSET-BACKED SECURITIES

The Portfolios (other than the Alliance Equity Index Portfolio) may purchase asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans,

                               10
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both secured (such as Certificates for Automobile Receivables) and unsecured, leases or revolving credit receivables, both secured and unsecured (such as Credit Card Receivable Securities). These assets are generally held by a special purpose trust and payments of principal and interest or interest only are passed through or paid through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying retail installment loans, leases or revolving credit receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying retail installment loans, leases or revolving credit receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts, retail installment loans, leases or revolving credit receivables, or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, retail installment loans, leases or revolving credit receivables, or other factors. If consistent with its investment objective and policies, a Portfolio may invest in other asset-backed securities that may be developed in the future.

SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES

These securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress.

Such agencies and instrumentalities include, but are not limited to, the National Bank for Cooperatives, each of the Federal Financing Banks, FHLMC, the Farm Credit Banks, Federal Land Banks, FNMA, Tennessee Valley Authority, Farm Credit System, Farm Credit System Financial Assistance Corporation, Inter-American Development Bank, Maritime Administration, Resolution Trust Corporation, Federal Agricultural Mortgage Corporation, Small Business Administration, U.S. Postal Service and Washington Metropolitan Transit Authority.

Issues of the U.S. Treasury are direct obligations of the U.S. Government and are backed by the full faith and credit of the United States. Issues of agencies, such as GNMA, are guaranteed by the U.S. Treasury, and issues of other agencies and instrumentalities, such as FNMA, are supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, or are supported by the issuing agency's or instrumentality's own credit.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by management of the Trust to be readily marketable and therefore are subject to the 15% limit on illiquid securities.

COMMERCIAL PAPER, MASTER DEMAND NOTES AND FLOATING RATE NOTES

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

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Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because variable amount master notes are direct lending arrangements between the lender and borrower, and not generally backed by bank letters of credit, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. Variable amount master demand notes are valued at their face amount (par) because of their one-day demand feature. In connection with master demand note arrangements, the Portfolio considers earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes, as such, are not typically rated by credit rating agencies.

Floating or variable rate notes are generally medium-to long-term debt securities, but may include short-term debt securities, issued by entities such as commercial banks, corporations or sovereign borrowers. They are interest bearing securities on which the coupon is adjusted periodically to reflect money market conditions. The period at the end of which the adjustment occurs is often called the interest reset period. The Portfolios will buy only notes with an interest reset period of six months or less. There is an active secondary market for floating or variable rate notes.

EURODOLLAR SECURITIES

Negotiable certificates of deposit and time deposits of foreign branches of U.S. or foreign banks payable in U.S. dollars are known as Eurodollar deposits. Eurodollar securities also include bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and are primarily traded in foreign markets. Certain risks applicable to foreign securities apply to Eurodollar instruments. Investment risks from these securities include future political and economic developments, possible foreign withholding taxes on interest, possible seizure of foreign deposits, or the possible establishment of exchange controls affecting payment on these securities. See "Foreign Securities," above, for additional information about foreign securities. In addition to those risks, foreign branches of U.S. and foreign banks are subject to extensive government regulation which may limit both the amount and type of loans and interest rates. In addition, the banking industry's profitability is closely linked to prevailing money market conditions for financing lending operations. Both general economic conditions and credit risks play an important part in the operations of the industry. U.S. banks are required to maintain reserves, are limited in how much they can loan a single borrower and are subject to other regulations to promote financial soundness. Not all of these laws and regulations apply to foreign branches of U.S. and foreign banks. In addition, foreign countries have accounting and reporting principles that differ from those in the United States.

HIGH YIELD DEBT SECURITIES

The Alliance High Yield Portfolio, as described in the Prospectus, intends to invest primarily in debt securities offering high current income. The Alliance Growth Investors Portfolio may invest up to 15% of its total assets in such high yield debt securities, and the Alliance Growth and Income Portfolio may invest up to 30% of its total assets in high yield convertible securities. High yield securities may be medium and lower quality securities rated, for example, BB or B by one of the nationally recognized statistical rating organizations ("NRSROs") or may be unrated but of similar investment quality as determined by Alliance. These securities are also known as "junk bonds." The market values of such high yield securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such medium and lower rated securities also tend to be more sensitive to real or perceived adverse economic conditions than higher rated securities.

Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such

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
issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience "financial stress" and may not have sufficient revenues to meet their payment obligations. Such an issuer's ability to service its obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Risk of loss due to default by the issuer is also significantly greater for the holders of high yield securities because such securities are generally unsecured and are generally subordinated to the debts of other creditors of the issuer.

The Alliance High Yield, Alliance Growth and Income and Alliance Growth Investors Portfolios may have difficulty disposing of certain high yield securities, particularly those perceived to have a high credit risk, because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for certain of these securities, and the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. Moreover, to the extent a secondary trading market for high yield securities exists, it may be less liquid than the secondary market for higher rated securities. The lack of a highly liquid secondary market for certain high yield securities may have an adverse impact on the market price for such securities and each Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing certain of its high yield portfolio securities. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

In addition, the market for high yield securities, at its current size, has not weathered a major economic recession, and one cannot be certain what effect such a recession might have on such securities. It is possible that a recession could severely disrupt the market for such medium and lower quality securities and may have an adverse impact on the value of such securities. In addition, it is possible that an economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on such securities.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could: (i) reduce the market for such securities generally;
(ii) negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing; and (iii) negatively affect the value of specific high yield securities and the high yield market in general.

Factors adversely impacting the market value of high yield securities may adversely impact each Portfolio's net asset value. In addition, each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio securities. The Portfolios will not rely primarily on ratings of NRSROs, but rather will rely on judgment, analysis and experience in evaluating the creditworthiness of an issuer. In evaluating such securities, Alliance will take into consideration, among other things, the issuer's financial resources and quality of management, its sensitivity to economic conditions and trends, its operating history and regulatory matters.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS

To the extent provided below, the Portfolios may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired and, in the case of options written on securities or indexes of securities, to increase a Portfolio's return. All the Portfolios, except the Alliance Money Market Portfolio, are authorized to engage in futures transactions. In general, the Portfolios will limit their use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the Commodity Futures Trading Commission ("CFTC") or (2) if for other purposes, no more than 5% of the liquidation value of each Portfolio's total assets will be used for initial margin or option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage the Portfolios.

OPTIONS ON SECURITIES

Writing Call Options. Each Portfolio, other than the Alliance Money Market and Alliance Equity Index Portfolios, may write (sell) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is, for example, a call option written on a security that is owned by the writer (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios, except the Alliance Money Market and Alliance Equity Index Portfolios, may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premiums received from the sale of the option.

Purchasing Options. The Portfolios, except the Alliance Money Market and Alliance Equity Index Portfolios, may purchase put options and call options. The Portfolios may purchase put options on securities to protect their holdings against a substantial decline in market value. The Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities the Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was purchased.

SECURITIES INDEX OPTIONS

The Portfolios, except the Alliance Money Market and Alliance Equity Index Portfolios, may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the S&P
100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges among others: The Chicago Board Options Exchange; NYSE; and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk of purchasing securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

The principal risk of writing securities index options is that price changes in the hedged securities will not correlate with price changes in the options, and thus the Portfolio could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Portfolio were unable to close an option it had written, it might be unable to sell the securities used as cover.

OVER-THE-COUNTER OPTIONS

Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolios will engage in such transactions only with firms of sufficient credit, in the opinion of Alliance, so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the Portfolios have established standards of creditworthiness for these primary dealers, the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, the Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

FUTURES TRANSACTIONS

All the Portfolios, except the Alliance Money Market Portfolio, may trade in certain futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. No purchase price is paid or received when the contract is entered into. Instead, a good faith deposit known as initial margin is made with the broker and subsequent daily payments known as variation margin are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC.

Purchases or sales of securities index futures contracts may be used to attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices, and interest rate and foreign currency futures contracts may be purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. All the Portfolios, except the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may trade in foreign currency futures contracts. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. In addition, the increased cost of portfolio securities to be acquired, caused by a general rise in the dollar value of foreign currencies or by a rise in stock prices or a decline in interest rates, may be offset, in whole or in part, by gains on futures contracts purchased by a Portfolio. In order to achieve desired asset mix parameters, the Alliance Conservative Investors and Alliance Growth Investors Portfolios may use futures contracts and related options transactions to establish a position in an asset class as a temporary substitute for purchasing individual securities, which may be subsequently purchased in orderly fashion. Similarly, these transactions may enable the Alliance Conservative Investors and Alliance Growth Investors Portfolios to reduce a position in an asset class as a temporary substitute for selling individual securities, in order to effect an orderly sale. In the case of the Alliance Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error. A Portfolio will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. (See "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts," below.) Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS

A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the futures contract is based.

By establishing an appropriate "short" position in index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

OPTIONS ON FUTURES CONTRACTS

Each of the Portfolios, other than the Alliance Money Market Portfolio, may also purchase and write exchange-traded call and put options on futures contracts it is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires. The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian liquid assets at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns the security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call it has written on a securities index future if so long as the Portfolio is obligated as the writer of the call, the Portfolio owns a portfolio of securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its futures margin account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging a portfolio of securities against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Portfolio is not fully invested.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in Alliance's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolios will not engage in transactions in futures contracts and related options for speculation. All the Portfolios, except the Alliance Money Market Portfolio, may enter into futures contracts and buy and sell related options as described above. The Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Portfolios, other than the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may purchase or sell exchange-traded or over-the-counter foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currencies or on foreign currency futures contracts only if they are "covered." A put option on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian liquid assets equal at all times to the aggregate exercise price of the put. A call option on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Although the purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates in the event of exchange rate movements adverse to the Portfolio's position it may forfeit the entire amount of the premium plus related transaction costs.

Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. See "Over-the-Counter Options," above. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, thus it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on Alliance's ability to predict future foreign currency exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

When a Portfolio invests in foreign securities, the securities are usually denominated in a foreign currency, and the Portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the Portfolio's assets will be subject to fluctuations based on changes in the relative value of the foreign currency and the U.S. dollar. To control the effects of this exchange risk, all of the Portfolios, except the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may enter into forward foreign currency exchange contracts ("forward currency contracts"), which are agreements to purchase or sell foreign currencies at a specified future date and price. Forward currency contracts are usually used to fix the U.S. dollar value of securities a Portfolio has agreed to buy or sell ("transaction hedging"). The Portfolios may also use forward currency contracts to hedge the U.S. dollar value of securities it already owns ("position hedging"). The Portfolios will not speculate in forward currency contracts.

In general, forward currency contracts are not regulated by any governmental authority guaranteed by a third party or traded on an exchange. Accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other. The Portfolios will only enter forward currency contracts with counterparties that, in the opinion of Alliance, do not present undue credit risk.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

Although the Portfolios will enter into transactions in futures contracts, options on securities and securities indexes, options on futures contracts, forward currency contracts and certain currency options as described above for hedging purposes, and transactions in options on securities and securities indexes to generate option premium income, their use involves certain risks. A lack of correlation between the index or instrument underlying an option or futures contract and the assets or liabilities being hedged, or unexpected adverse price movements, could render a Portfolio's hedging strategy unsuccessful and could result in losses. Moreover, when an option has been written, in the event of a decline, the underlying position is only hedged to the extent of the amount of premium received. Over-the-counter transactions in options on foreign currencies and options on securities and securities indexes also involve a lack of an organized exchange trading environment, making them less liquid and making it more difficult to value than if they were exchange traded.

In addition, there can be no assurance that a liquid secondary market will exist for any futures contract or option purchased or sold. Accordingly a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. If in the event of an adverse movement the Portfolio could not close a futures position, it would be required to continue to make daily cash payments of variation margin. If a Portfolio could not close an option position, an option holder would be able to realize profits or limit losses only by exercising the option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Portfolios could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Portfolios could have some or all of their positions closed out without their consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of hedging is to limit or offset the effects of adverse market movements, the attendant expense may cause the Portfolios' returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on Alliance's accuracy in predicting future changes in interest rate levels and/or securities price movements, as well as on the expense of hedging.

MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust and By-laws.

As of March 31, 1999, the Trustees and officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.


THE TRUSTEES


 NAME, ADDRESS AND AGE                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------  ----------------------------------------------------------------
*John D. Carifa (54)................  President, Chief Operating Officer and a Director of Alliance
 Alliance Capital Management L.P.     Capital Management Corporation ("ACMC"); Chairman and Chief
 1345 Avenue of the Americas          Executive Officer of Alliance's Mutual Fund Division. Currently
 New York, NY 10105                   a Director and Trustee of all other registered investment
                                      companies (the "Alliance Mutual Funds") sponsored by Alliance, and Director of Frontier Trust Company, a subsidiary of
                                      Equitable.

 John H. Dobkin (56)................  President of Historic Hudson Valley (historic preservation)
 150 White Plains Road                since prior to 1994. Previously, he was Director of the National
 Tarrytown, New York 10591            Academy of Design.

 William H. Foulk, Jr. (66) ........  Investment adviser and independent consultant. Former Senior
 Room 100,                            Manager of Barrett Associates, Inc. (investment adviser), from
 2 Greenwich Plaza                    May 1986 to November 1994.
 Greenwich, CT 06830

 Brenton W. Harries (71)............  Director of Enhance Reinsurance Co. since December 1986. Mr.
 14 Point Road                        Harries was also President and Chief Executive Officer, Global
 Wilton Point,                        Electronic Markets Company from August 1985 to October 1986.
 South Norwalk, CT 06854

 Howard E. Hassler (Chairman) (69)... Currently a consultant specializing in retailing, finance and
 P.O. Box 967                         real estate. Former Chairman and Chief Executive Officer of
 New York, NY 10150                   Brooks Fashion Stores, Inc. (specialty clothing stores); Former
                                      Chairman, President and Chief Operating Officer of Allied Stores
                                      Corporation (department and specialty stores), 1987; Executive
                                      Vice President and Director, Allied Stores Corporation from June
                                      1984 to June 1987.

                               21

NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------  ----------------------------------------------------------------

Michael Hegarty (54) ...............  President, Chief Operating Officer and Director of The Equitable
The Equitable Life Assurance Society  Life Assurance Society of the United States and Vice Chairman,
of the United States                  Chief Operating Officer and a Director of The Equitable
787 Seventh Avenue                    Companies since January 1998. Former Vice Chairman of The Chase
New York, NY 10019                    Manhattan Corporation and The Chase Manhattan Bank from 1996 to
                                      1998. Senior Executive Vice President of Chemical Bank 1991 to
                                      1996. Mr. Hegarty is also a Director of the New York Cash
                                      Exchange, Consumer Bankers Association and Chairman of the
                                      Federal Reserve's Small Value Payments Committee. He is also a
                                      Director of Ronald McDonald House, HeartShare Inc. and Historic
                                      Hudson Valley, and is Treasurer of The Fifth Avenue Association,
                                      Chairman of the executive Committee of the Community
                                      Preservation Corporation and a Trustee of Iona College.

 William L. Mannion (68)............. Retired. Former Group Senior Vice President of Operations of
 45 Bonnie Way                        American Ultramar Limited until December 1986; President and
 Allendale, NJ 07401                  Chief Executive Officer of Tittston Petroleum, Inc., from
                                      January 1978 to July 1985; Director of the East Jersey Railroad
                                      and the Bayonne Terminal Warehouse from July 1978 to May 1983.

 Clifford L. Michel (59)............. Partner of the law firm of Cahill Gordon & Reindel since January
 St. Bernard's Road                   1972. President, Chief Executive Officer and Director of Wenonah
 Gladstone, NJ 07934                  Development Company (investment holding company) since 1976.
                                      Director since 1987 and Member of the Human Resources,
                                      Environmental and Safety, and Executive Committees since 1987 of
                                      Placer Dome Inc. (mining). Director, Faber-Castell Corporation from 1988-1994 (writing instruments). President of Board of
                                      Trustees of St. Mark's School from 1988 to 1993. Chairman of the
                                      Board of Trustees of Morristown Memorial Hospital (and Memorial
                                      Health Foundation) from 1991 to 1996. Director, Vice Chairman and Treasurer of Atlantic Health Systems, Inc. and Atlantic
                                      Hospital since 1996.

*Peter D. Noris (43)................. Executive Vice President (since May 1995) and Chief Investment
 The Equitable Life Assurance         Officer of Equitable (since July 1995); Executive Vice
 Society of the United States         President, The Equitable Companies Incorporated ("Equitable
 787 Seventh Avenue                   Companies")(since May 1995); Director of ACMC, the general
 New York, NY 10019                   partner of Alliance, since July 1995. Prior thereto, Vice
                                      President of Salomon Brothers Inc., from 1992 to 1995. Principal of Morgan Stanley & Co. Inc., from 1984 to 1992.

 Donald J. Robinson (64)............. Senior Partner of the law firm of Orrick, Herrington & Sutcliffe
 666 Fifth Avenue                     from July 1987 to December 1994; Member of the Executive
 New York, NY 10022                   Committee of the firm from January to December 1994; Senior
                                      Counsel of the firm since January 1995. Trustee of the Museum of the City of New York from 1977 to 1995.



*Trustees Carifa Hegarty and Noris are "interested persons" (as defined in the Investment Company Act) of the Trust. Mr. Carifa is deemed an "interested person" of the Trust by virtue of his positions as a director and officer and director of ACMC and Alliance, respectively. Mr. Noris is deemed an "interested person" of the Trust by virtue of his positions as an officer of Equitable and a director of ACMC. Mr. Hegarty is deemed an "interested person" of the Trust by virtue of his position as an officer and Director of Equitable.

Trustees Harries and Robinson are trustees (but not "interested persons") of The Alliance Portfolios, a mutual fund advised by Alliance. Trustee Robinson is also a director or trustee (but not an "interested person") of 40 other mutual funds advised by Alliance. Trustee Dobkin is also a director or trustee (but not "an interested person") of 40 other mutual funds advised by Alliance. Trustee Foulk is also a director or trustee of 44 other mutual funds advised by Alliance. Trustee Michel is a director or trustee (but not an "interested person") of 37 other mutual funds advised by Alliance. Trustee Hassler is a director (but not an "interested person") of Alliance Real Estate Investment Fund, Inc, a mutual fund advised by Alliance.


COMMITTEES OF THE BOARD


The Trust has a standing audit committee consisting of Trustees Mannion, Dobkin, Foulk, Harries, Hassler, Michel and Robinson. The audit committee's function is to recommend to the Board of Trustees a firm of independent auditors to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent auditors for professional services. In addition, the committee meets with the independent auditors and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a nominating committee consisting of Trustees Hassler, Harries and Robinson. This committee considers individuals for nomination as Trustees of the Trust.


The Trust has a valuation committee consisting of Trustees Harries, Mannion and Noris. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

The Trust has a compensation committee consisting of Trustees Robinson, Hassler and Mannion. The compensation committee's function is to review the Trustees' compensation arrangements.

The Trust has a conflicts committee consisting of Trustees Hassler, Michel and Robinson. The conflicts committee's function is to take any action necessary to resolve conflicts among shareholders.

                              COMPENSATION TABLE


           (1)                  (2)             (3)               (4)               (5)
------------------------  -------------- ----------------  ---------------- ---------------------
                                             PENSION OR                            TOTAL
                                             RETIREMENT                         COMPENSATION
                             AGGREGATE    BENEFITS ACCRUED ESTIMATED ANNUAL    FROM FUND AND
                           COMPENSATION   AS PART OF FUND    BENEFITS UPON      FUND COMPLEX
NAME OF PERSON, POSITION     FROM FUND        EXPENSES        RETIREMENT     PAID TO DIRECTORS(1)
------------------------  -------------- ----------------  ---------------- ---------------------
John D. Carifa
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
John H. Dobkin(2)
 Trustee                    $      -0-          $-0-             $-0-           $126,500.00
------------------------  -------------- ----------------  ---------------- ------------------
Michael Hegarty
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
William H. Foulk, Jr.
 Trustee                    $25,850.00          $-0-             $-0-           $149,145.00
------------------------  -------------- ----------------  ---------------- ------------------
Brenton W. Harries
 Trustee                    $65,000.00          $-0-             $-0-           $102,000.00
------------------------  -------------- ----------------  ---------------- ------------------
Howard E. Hassler
 Trustee                    $82,000.00          $-0-             $-0-           $ 94,500.00
------------------------  -------------- ----------------  ---------------- ------------------
Michael Hegarty
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
William L. Mannion
 Trustee                    $69,000.00(3)       $-0-             $-0-           $ 69,000.00
------------------------  -------------- ----------------  ---------------- ------------------
Clifford L. Michel
 Trustee                    $25,850.00          $-0-             $-0-           $194,500.00
------------------------  -------------- ----------------  ---------------- ------------------
Peter D. Noris
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
Donald J. Robinson
 Trustee                    $21,450.00(3)       $-0-             $-0-           $217,358.00
------------------------  -------------- ----------------  ---------------- ------------------


------------
(1) As of December 31, 1998 there were 118 investment companies in the Alliance Fund Complex.
(2)   Appointed as Trustee on December 11, 1998.

(3) Completely deferred. The total amounts of deferred compensation (including interest) payable by the Trust to Messrs. Mannion and Robinson as of December 31, 1998 were $416,820 and $298,293, respectively.


COMPENSATION OF TRUSTEES

Each Trustee, other than those who are "interested persons" of the Trust (as defined in the Investment Company Act), receives from the Trust an annual fee of $29,000, plus an additional fee of $4,000 per board meeting and $2,000 per committee meeting attended. The meeting fee paid to the Trustee acting as chairman of the meeting is increased by 50%. The Chairman of the Board receives an additional annual retainer of $7,000. Trustees receive $1,000 for each day spent performing special services requested by the Chairman or the President of the Trust, and reimbursement for expenses in connection with the performance of regular and special services.


During the year ended December 31, 1998, the Trust paid total retainer and meeting fees of $351,250 (including deferrals of $153,450).

A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the plan each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five-to twenty-year period elected by such Trustee.

THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Alliance or Equitable. The Trust's principal executive officers are:


 NAME AND AGE                  POSITION WITH TRUST               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------  --------------------------------- ----------------------------------------------
John D. Carifa (54)            President and Chief Executive     President, Chief Operating Officer and a
                                Officer                          Director of ACMC, with which he has been
                                                                 associated since prior to 1993.

Mark D. Gersten (48)           Treasurer and Chief Financial     Senior Vice President, Alliance Fund Services,
                                Officer                          Inc. ("AFS"), with which he has been
                                                                 associated since prior to 1992.

Thomas R. Manley (46)          Controller and Chief              Vice President, ACMC (May 1996 to present);
                                Accounting Officer               Assistant Vice President, ACMC (July 1993 to
                                                                 May 1996); Assistant Vice President, Equitable
                                                                 Capital Management Corporation ("ECMC")(March
                                                                 1991 to July 1993).

Bruce W. Calvert (52)          Vice President                    Vice Chairman and Chief Investment Officer of
                                                                 ACMC, with which he has been associated since
                                                                 prior to 1992.

Kathleen A. Corbet (39)        Vice President                    Executive Vice President, ACMC (February 1997
                                                                 to present); Senior Vice President, ACMC (July
                                                                 1993 to February 1997); Executive Vice
                                                                 President, ECMC (June 1992 to July 1993).

Jerome S. Golden (53)          Vice President                    Executive Vice President of Equitable (January
                                                                 1998 to present); rejoined Equitable in 1994
                                                                 as President of the Income Management Group;
                                                                 previously President of Golden Financial
                                                                 Group, which he founded in 1987.

Nelson R. Jantzen (53)         Vice President                    Senior Vice President, ACMC (July 1993 to
                                                                 present); Executive Vice President, ECMC (June
                                                                 1992 to July 1993).

Wayne D. Lyski (57)            Vice President                    Executive Vice President, ACMC, with which he
                                                                 has been associated since prior to 1992.

Robin K. Murray (42)           Vice President                    Vice President, Equitable (April 1994 to
                                                                 present); associated with Equitable since
                                                                 prior to 1992.

Alden M. Stewart (52)          Vice President                    Executive Vice President, ACMC (July 1993 to
                                                                 present); associated with ECMC since prior to
                                                                 1992.

                               25

NAME AND AGE                   POSITION WITH TRUST               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------  --------------------------------- ----------------------------------------------

Edmund P. Bergan, Jr. (48)     Secretary                         Senior Vice President and General Counsel,
                                                                 Alliance Fund Distributors, Inc. ("AFD"), with
                                                                 which he has been associated since prior to
                                                                 1992.


INVESTMENT ADVISORY AND OTHER SERVICES
GENERAL INFORMATION


Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees (see "Management of the Fund" in the Prospectus).

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $268 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.6 million shareholders. As of December 31, 1998, the Adviser and its subsidiaries employed more than 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC and Equitable Capital Management Corporation, each a wholly owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Based on information privided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding Company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control both AXA and FINAXA. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control both AXA and FINAXA.


ADVISORY AGREEMENT

The Investment Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Trust's Board of Trustees, by Alliance or by majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shares. Otherwise, the term of the Investment Advisory Agreement on behalf of each Portfolio is two years, but the Agreement will remain in effect from year to year with respect to any Portfolio so long as its continuance is approved at least annually by a majority of the non-interested members of the Board of Trustees, and by (i) a majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shareholders or (ii) the Board of Trustees.

The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                                                           DAILY AVERAGE NET ASSETS
                                   -------------------------------------------------------------------------
                                        FIRST           NEXT          NEXT           NEXT
                                    $750 MILLION    $750 MILLION   $1 BILLION    $2.5 BILLION   THEREAFTER
                                   -------------- --------------  ------------ --------------  ------------
 Alliance Conservative Investors        .475%           .425%         .375%          .350%         .325%
 Alliance Balanced ...............      .450%           .400%         .350%          .325%         .300%
 Alliance Growth Investors  ......      .550%           .500%         .450%          .425%         .400%
 Alliance Common Stock ...........      .475%           .425%         .375%          .355%         .345%*
 Alliance Global .................      .675%           .600%         .550%          .530%         .520%
 Alliance Aggressive Stock  ......      .625%           .575%         .525%          .500%         .475%
 Alliance Small Cap Growth  ......      .900%           .850%         .825%          .800%         .775%
 Alliance Money Market ...........      .350%           .325%         .300%          .280%         .270%
 Alliance Intermediate Government
  Securities .....................      .500%           .475%         .450%          .430%         .420%
 Alliance High Yield .............      .600%           .575%         .550%          .530%         .520%
 Alliance Growth and Income  .....      .550%           .525%         .500%          .480%         .470%
 Alliance Quality Bond ...........      .525%           .500%         .475%          .455%         .445%
 Alliance Equity Index ...........      .325%           .300%         .275%          .255%         .245%
 Alliance International ..........      .900%           .825%         .800%          .780%         .770%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

Because of undertakings made by Equitable Variable in connection with the Reorganization, Equitable reimburses the Alliance Common Stock and Alliance Money Market Divisions of its Continuing Separate Account to offset completely the effect on such divisions of the portion of the Trust's advisory fees applicable to such divisions which exceed a .25% effective annual rate. In addition, Equitable reimburses the Alliance High Yield, Alliance Aggressive Stock and Alliance Balanced Divisions of its Separate Account I for the portion of the Trust's advisory fees applicable to those divisions which exceeds a .25% effective annual rate. Because of expense limits in the variable annuity contracts funded by its Separate Account A, Equitable reimburses the Alliance Common Stock, Alliance Money Market and Alliance Balanced Division of that separate account for the portion of the Trust's advisory fees applicable to those divisions which exceeds a .26% effective rate, and the Alliance Aggressive Stock Division for the portion that exceeds a .41% effective rate. Policies sold by insurers other than Equitable and newer policy designs of Equitable bear the advisory fees without adjustment. For a discussion of the Reorganization, see "General Information," above.


In 1998, the Trust paid advisory fees of $110,227,632 to Alliance. In 1997, the Trust paid advisory fees of $83,421,824 to Alliance. In 1996, the Trust paid advisory fees of $59,901,466 to Alliance.


SPECIFIC SERVICES PERFORMED

Alliance performs the following services for or on behalf of the Trust pursuant to the Investment Advisory Agreement.

Subject to the approval and supervision of the Board of Trustees, Alliance exercises overall responsibility for the investment and reinvestment of the Trust's assets. Alliance manages each Portfolio and is responsible for the investment operations of the Trust and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Trust's Agreement and Declaration of Trust, By-laws, Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, Alliance provides investment research and supervision of the Trust's investments and conducts a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Trust's assets. Alliance furnishes to the Trust such statistical information, with respect to the investments which the Trust may hold or contemplate purchasing, as the Trust may reasonably request. On Alliance's own initiative, it apprises the Trust of important developments materially affecting each Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. In addition, Alliance furnishes to the Board of Trustees such periodic and special reports as the Board may reasonably request. Alliance also implements all purchases and sales of investments for each Portfolio in a manner consistent with such investment policies, as from time to time amended.

Alliance, on behalf of the Trust, arranges for the placement of orders and other execution of transactions for each Portfolio.

At the Trust's request, Alliance provides, without charge, personnel, who may be the Trust's officers, to render such clerical, administrative and other services, other than investor services or accounting services, to the Trust and also furnishes to the Trust, without charge, such office facilities, which may be Alliance's own offices, as may be required to perform its investment advisory and portfolio management services. The Trust may also hire its own employees and contract for services to be performed by third parties.

Pursuant to the terms of the Investment Advisory Agreement, Alliance has contracted with Equitable for the provision of certain administrative services to the Trust.

Alliance also performs investment advisory services for certain of Equitable's separate and advisory accounts and for other clients, including mutual funds registered as investment companies under the Investment Company Act, some of which fund Contracts issued by Equitable and certain other unaffiliated insurance companies. There are occasions on which transactions for the Trust may be executed as part of concurrent authorizations to purchase or sell the same security for Equitable's general account or for other accounts or investment companies managed by Equitable or Alliance. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Trust. When these concurrent authorizations occur, the objective is to allocate the executions and related brokerage charges among the accounts or mutual funds in an equitable manner.

ACCOUNTING SERVICES


Under an Accounting Services Agreement dated as of June 30, 1997, Alliance has agreed to provide, or arrange for the provision of, certain investment accounting services, including calculation of net asset values, preparation of financial statements for each Portfolio, and such other accounting services as the Trust may from time to time reasonably request, in exchange for reimbursement by the Trust of costs and expenses incurred in providing, or arranging for the provision of, such services. For 1998, Alliance was reimbursed for $706,110 of costs and expenses incurred in arranging for the provision of accounting services. Because it entered into the Accounting Services Agreement on June 30, 1997, the first full year for which Alliance was reimbursed for such services was 1998.


BROKERAGE ALLOCATION

SELECTION OF BROKERS

Pursuant to the Investment Advisory Agreement, Alliance, on behalf of the Trust, arranges for the placement of orders and other transactions for each Portfolio.

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BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. Alliance seeks to obtain the best price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent it may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed com mission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

Alliance may, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable or Alliance. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In limited cases, certain brokers have been advised informally that, although the Trust is under no legal obligation, an attempt will be made to meet the internally proposed level of allocated brokerage business to the broker for brokerage and research services over a period of time.

Commissions charged by brokers which provide research services may be somewhat higher than commissions charged by brokers which do not provide them. As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by policies adopted by the Trustees, Alliance may cause the Trust to pay a broker-dealer which provides brokerage and research services to Alliance an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.


Alliance does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by Alliance for the benefit of all accounts for which it makes investment decisions. The receipt of research services from brokers will tend to reduce Alliance's expenses in managing the Portfolios other than the Alliance Money Market Portfolio. This has been taken into account when setting the amount paid for managing those Portfolios. Although orders may be given by the Alliance Money Market Portfolio to brokers or dealers which provide research services to Alliance, the fact that the investment adviser may benefit from such research has not been considered when setting the amount paid for managing that Portfolio. This is because Alliance Money Market Portfolio transactions will generally be with issuers or market makers where no commissions are charged. In 1996 the Trust paid an aggregate of $27,895,553 in brokerage commissions of which $25,576,822 was paid to brokers relating to transactions aggregating $12,956,909,742 which were directed to them in part for research services provided by them. In 1997 the Trust paid an aggregate of $30,333,516 in brokerage commissions of which $14,164,169 was paid to brokers relating to transactions aggregating $15,241,230,017 which were directed to them in part for research services provided by them. In 1998 the Trust paid an aggregate of $32,234,714 in brokerage commissions of which $16,107,361 was paid to brokers relating to transactions aggregating $19,844,316,122 which were directed to them in part for research services provided by them.

BROKERAGE TRANSACTIONS WITH AFFILIATES


To the extent permitted by law, the Trust may engage in brokerage transactions with its affiliate, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), with brokers who are DLJ affiliates, or with unaffiliated brokers who trade or clear through DLJ. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the Investment Company Act, which are reasonably designed to provide that any commissions or other remuneration it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the Securities Exchange Act of 1934 governing floor trading. Also, due to securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by DLJ or its affiliates. During the year ended December 31, 1996, the Trust paid $2,500 to Autranet, Inc., an affiliate of DLJ, and during the fiscal year ended December 31, 1997, the Trust paid $29,805 to DLJ, and during the year ended December 31, 1998, the Trust paid $25,510 to DLJ of which $13,940 was paid to DLJ's Pershing Division, in accordance with the procedures described above. The percentage of the Trust's aggregate brokerage commissions paid to DLJ for the year ended December 31, 1998 was 0.08%. The percentage of the Trust's aggregate dollar amount of transactions involving the payment of commissions effected through DLJ during the year ended December 31, 1998 was 0.09%.


TRUST EXPENSES AND OTHER CHARGES

Pursuant to the Trust's Investment Advisory Agreement, the Trust is obligated to pay all of its operating expenses not specifically assumed by Alliance. In addition, as principal underwriter of the Trust's Class IA shares, EQ Financial Consultants, Inc. ("EQ Financial") will bear the Trust's marketing expenses. A daily adjustment will be made in the values under certain Contracts outstanding and offered by Equitable and Equitable Variable when the management separate accounts of Equitable and Equitable Variable were reorganized into unit investment trust form to offset completely the impact of any such expense on values under such Contracts. Contracts sold by insurers other than Equitable and Equitable Variable and new policy designs of Equitable bear such expenses without adjustment. Although Equitable does not expect the Trust to incur any federal income or excise tax liability (see "Dividends, Distributions and Taxes" in the Prospectus), Equitable reserves the right to exclude any such taxes from such adjustments.

The expenses borne by the Trust include or could include taxes; brokerage commissions; interest charges; securities lending fees; fees and expenses of the registration or qualification of a Portfolio's securities under federal or state securities laws; fees of the Portfolio's custodian, transfer agent, independent accountants, and legal counsel; all expenses of shareholders' and trustees' meetings; all expenses of the preparation, typesetting, printing and mailing to existing shareholders of prospectuses, prospectus supplements, statements of additional information, proxy statements, and annual and semi-annual reports; any proxy solicitor's fees and expenses; costs of fidelity bonds and Trustees; liability insurance premiums as well as extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made; any membership fees of the Investment Company Institute and similar organizations; costs of maintaining the Trust's corporate existence and the compensation of Trustees who are not directors, officers, or employees of Alliance or its affiliates.


CHARACTERISTICS

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The Trust is divided into fourteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio vote together on any matter, except to the extent otherwise required by the Investment Company Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the Investment Company Act, or any successor rule, and in the Trust's Agreement and Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent equal pro rata interests in the assets of that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that (1) each class of shares shall have a different designation; (2) each class shall bear its "Class Expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments to the Distributor pursuant to the Distribution Plans for Class IB shares.


PURCHASE AND PRICING OF SECURITIES

As stated in the Prospectus, the Trust will offer and sell its shares at each Portfolio's per share net asset value, which will be determined in the manner set forth below.

The net asset value of the shares of each Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day. The net asset value per share of each Portfolio will be computed by dividing the sum of the investments held by that Portfolio, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. All expenses borne by the Trust, including the investment advisory fee payable to Alliance, will be accrued daily.

The net asset value per share of any series (i.e., Portfolio) will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the Investment Company Act:

   o The assets belonging to each series will include (a) all consideration received by the Trust for the issue or sale of shares of that particular series, together with all assets in which such consideration is invested or reinvested, (b) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (c) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be and (d) General Items, if any, allocated to that series. General Items includes any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

   o The liabilities belonging to each series will include (a) the liabilities of the Trust in respect of that series, (b) all expenses, costs, charges and reserves attributable to that series, and (c) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day," i.e., each day in which the degree of trading in the Portfolio might materially affect the net asset value of such Portfolio. Normally, this would be each day that the NYSE is open and would include some Federal holidays. For stocks and options, the close of trading is the 4:00 p.m. and 4:15 p.m. (Eastern time) close respectively of the NYSE and the Options Price Reporting Authority; for bonds the close of trading is the close of business in New York City, and for foreign securities it is the close of business in the applicable foreign country with exchange rates determined at 2:00 p.m. New York City time.

Values are determined according to generally accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

   o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

   o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   o Short-term debt securities held by the Portfolios other than the Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities held by such Portfolios which mature in more than 60 days are valued at representative quoted prices. Securities held by the Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

   o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   o Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

Alliance may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services for assistance in valuing the assets of the Trust. Alliance will continuously monitor the performance of such pricing services.

CERTAIN TAX CONSIDERATIONS


Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio.

Each Portfolio is treated for Federal income tax purposes as a separate taxpayer. Under present law, as a Massachusetts business trust doing business in New York, a Portfolio will also not be subject to any excise or income taxes in Massachusetts or New York on such amounts. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.


Portfolios investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock or securities. In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

A Portfolio, in general, must also (a) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio of the Trust must distribute to its shareholders during the calendar year the following amounts:

   o  98% of the Portfolio's ordinary income for the calendar year;

   o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

   o any undistributed ordinary income or capital gain net income for the prior year.

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
The excise tax is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts, each Portfolio must meet the diversification requirements imposed by the Code or these policies will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance.

PORTFOLIO PERFORMANCE

Returns and yields shown do not reflect insurance company charges and fees applicable to the Contracts.

ALLIANCE MONEY MARKET PORTFOLIO YIELD


The Alliance Money Market Portfolio calculates yield information for seven-day periods and may illustrate that information in advertisements or sales materials. The seven-day current yield calculation is based on a hypothetical shareholder account with one share at the beginning of the period. To determine the seven-day rate of return, the net change in the share value is computed by subtracting the share value at the beginning of the period from the share value (exclusive of capital changes) at the end of the period. The net change is divided by the share value at the beginning of the period to obtain the base period rate of return. This seven-day base period return is then multiplied by 365/7 to produce an annualized current yield figure carried to the nearest one-hundredth of one percent.


Realized capital gains or losses and unrealized appreciation or depreciation of the Portfolio are excluded from this calculation. The net change in share values also reflects all accrued expenses of the Alliance Money Market Portfolio as well as the value of additional shares purchased with dividends from the original shares and any additional shares.

The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Alliance Money Market Portfolio's investments, as follows: The unannualized base period return is compounded by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result--i.e., effective yield = [(base period return +1)365/7] -1.

Alliance Money Market Portfolio yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. Yield is a function of the type and quality of the instruments in the Alliance Money Market Portfolio, maturities and rates of return on investments, among other factors. In addition, the value of shares of the Alliance Money Market Portfolio will fluctuate and not remain constant.

The Alliance Money Market Portfolio yield may be compared with yields of other investments. However, it should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods. The yield also should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis. Investment income of the Alliance Money Market Portfolio, including any realized gains as well as accrued interest, is not paid out in dividends but is reflected in the share value. The Alliance Money Market Portfolio yield also does not reflect insurance company charges and fees applicable to Contracts.


The seven-day current yield for Class IA shares of the Money Market Portfolio was 4.69% for the period ended December 31, 1998. The effective yield for that period was 4.80%.

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ALLIANCE QUALITY BOND, ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES AND
ALLIANCE HIGH YIELD PORTFOLIO YIELDS


The Alliance Quality Bond, Alliance Intermediate Government Securities and Alliance High Yield Portfolios each may illustrate its yield in advertisements or sales materials. Such yields will be computed by annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis for a recent 30-day period and dividing that amount by a Portfolio share's net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Portfolios' yields will vary from time to time depending upon market conditions, the compostition of each Portfolio's portfolio and operating expenses of the Trust allocated to each Portfolio. Yield should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These yields do not reflect insurance company charges and fees applicable to the Contracts.


At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


The 30-day yields for Class IA shares of the Alliance Quality Bond, Alliance Intermediate Government Securities and Alliance High Yield Portfolios for the period ended December 31, 1998 were 5.16%, 4.72% and 14.50%, respectively.


TOTAL RETURN CALCULATIONS


Each Portfolio may provide or advertise average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:


T = (ERV/P)1/n -1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where P equals a hypothetical initial investment of $1,000; and where n equals the number of years. These total returns do not reflect insurance company charges and fees applicable to the Contracts.


The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Common Stock Portfolio for one year, five years, and ten years were 29.39%, 21.95%, and 18.65%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Intermediate Government Securities Portfolio for one year, five years, and since inception (on April 1, 1991) were 7.74%, 5.39%, and 7.10%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance High Yield Portfolio for one year, five years, and ten years were (5.15)%, 9.99%, and 11.17%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Balanced Portfolio for one year, five years, and ten years were 18.11%, 10.82%, and 12.51%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Global Portfolio for one year, five years, and ten years were 21.80%, 14.28%, and 14.81%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Aggressive Stock Portfolio for one year, five years, and ten years were 0.29%, 11.47%, and 18.90%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Conservative Investors Portfolio for one year, five years, and since inception (on October 2, 1989) were 13.88%, 9.40%, and 9.99%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Growth Investors Portfolio for one year, five years, and since inception (on October 2, 1989) were 19.13%, 13.92%, and 16.09%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Quality Bond Portfolio for one year, five years and since inception (on October 1, 1993) were 8.69%, 6.78% and 6.34%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Growth and Income Portfolio for one year, five years and since inception (on October 1, 1993) were 20.86%, 17.84% and 16.86%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Equity Index Portfolio for one year and since inception (on March 1, 1994) were 28.07% and 24.31%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance International Portfolio for one year and since inception (April 3, 1995) were 10.57% and 7.49%, respectively.

The average annual total returns through December 31, 1998 for Class IA shares of the Alliance Small Cap Growth Portfolio for one year and since inception (May 1, 1997) were (4.28)% and 12.27%.


Each Portfolio, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Portfolio. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) -1

Where:

C = Cumulative Total Return
P = a hypothetical initial investment of $1,000
ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


The cumulative total returns, since the inception of each Portfolio through December 31, 1998, for Class IA shares of the Alliance Common Stock, Alliance Intermediate Government Securities, Alliance High Yield, Alliance Balanced, Alliance Global, Alliance Aggressive Stock, Alliance Conservative Investors, Alliance Growth Investors, Alliance Quality Bond, Alliance Growth and Income, Alliance Equity Index, Alliance International and Alliance Small Cap Growth Portfolios were 3,163.67%, 70.15%, 231.11%, 371.10%, 282.78%, 732.43%,
141.34%, 297.55%, 38.10%, 126.64%, 186.69%, 31.10%, and 21.32%, respectively.

These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


OTHER SERVICES

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, serves as the Trust's independent accountants. The financial statements of the Alliance Common Stock, Alliance Money Market, Alliance Balanced, Alliance Aggressive Stock,

Alliance High Yield, Alliance Global, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance Growth and Income, Alliance Equity Index, Alliance International and Alliance Small Cap Growth Portfolios for the year ended December 31, 1998, which are included in this SAI, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants for such periods, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


CUSTODIAN

The Chase Manhattan Bank, whose principal address is One Chase Manhattan Plaza, New York, New York 10081, has been designated the Custodian of the Trust's portfolio securities and other assets.

TRANSFER AGENT


Equitable serves as the transfer agent and dividend disbursing agent for the Trust. For the year ended December 31, 1998, Equitable received no compensation for providing such services for the Trust.


UNDERWRITER

EQ Financial, a wholly-owned subsidiary of Equitable, serves, without compensation from the Trust, as the principal underwriter of the Class IA shares of the Trust, pursuant to an agreement with the Trust. Under the terms of the agreement, EQ Financial is not obligated to sell any specific number of shares. It has authority, pursuant to the agreement, to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

As principal underwriter, EQ Financial bears the Trust's marketing expenses. However, EQ Financial expects to be reimbursed for the portion of expenses attributable to the marketing of other insurance companies' products by such insurance companies. EQ Financial has entered into sales agreements with Equitable and each unaffiliated insurer under which shares of the Trust are made available for the investment of net considerations which are received under variable insurance contracts and are allocated to their respective separate accounts.

FINANCIAL STATEMENTS

   The Trust's audited financial statements for the fiscal year ended
December 31, 1998 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on March 10, 1999 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated into this Statement of Additional Information by reference.

                            THE HUDSON RIVER TRUST

           1345 Avenue of the Americas -- New York, New York 10105

                     STATEMENT OF ADDITIONAL INFORMATION


                                 MAY 1, 1999

This Statement of Additional Information is not a prospectus. It should be read in conjunction with The Hudson River Trust ("Trust") Prospectus dated May 1, 1999 relating to Class IB shares and retained for future reference. This Statement of Additional Information relates to the Trust's Class IB shares. A separate Statement of Additional Information relates to the Trust's Class IA shares.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing the Trust at the above address. Certain disclosure has been incorporated by reference to the Trust's Annual Report. For a free copy of the Trust's Annual Report, call 1-800-221-5672.



                              TABLE OF CONTENTS


                                                                           PAGE
                                                                         --------
General Information and History.........................................      2
Investment Restrictions of the Portfolios...............................      4
Description of Certain Securities in Which the Portfolios May Invest ...      7
Management of the Trust.................................................     20
Investment Advisory and Other Services..................................     25
Brokerage Allocation....................................................     28
Trust Expenses and Other Charges........................................     29
Purchase and Pricing of Securities......................................     30
Certain Tax Considerations..............................................     32
Portfolio Performance...................................................     33
Other Services..........................................................     36
Financial Statements ...................................................     42
Appendix A--Description of Commercial Paper Ratings.....................    A-1


-----------------------------------------------------------------------------

HRT-SAI (2/99)
         Copyright 1998. The Hudson River Trust. All rights reserved.
                                                            Catalog No. 127665

GENERAL INFORMATION AND HISTORY
THE TRUST

The Hudson River Trust is an open-end management investment company--a type of company commonly known as a "mutual fund." It is registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"). Originally organized as a Maryland corporation, the Trust's operations commenced on March 22, 1985. On July 10, 1987, the Trust was reorganized as a Massachusetts business trust. Shares of each Portfolio are divided into two classes: Class IA shares and Class IB shares. Class IA shares are offered at net asset value pursuant to this Statement of Additional Information and a related prospectus and are not subject to fees imposed under any distribution plan. Class IB shares are offered at net asset value pursuant to a separate Statement of Additional Information and related prospectus and are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. Prior to October 1, 1996, the Trust offered only Class IA shares.

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees on June 7, 1996 and are designed to allow promotion of insurance products that invest in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in the assets of that Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, other than with respect to the payment of distribution fees under the Distribution Plan.


The Trust continuously offers its shares exclusively to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts"). Currently the Trust's shareholders of Class IB shares are separate accounts of the Equitable Life Assurance Society of America ("The Equitable"). The Trust may offer its shares to separate accounts of other insurance companies, regardless of whether they are affiliated with Equitable. As of March 31, 1999, Equitable owned approximately 99.0% of the Trust's outstanding Class IA shares and all of the Trust's outstanding Class IB shares and, as a result, may be deemed to control the Trust.


As a "series" investment company, the Trust issues separate series of shares of beneficial interest, each of which represents a separate portfolio ("Portfolio") of investments. Each Portfolio resembles a separate fund issuing a separate class of stock. The Alliance Common Stock and Alliance Money Market Portfolios are the successors to Separate Accounts I and II of Equitable Variable Life Insurance Company, formerly a wholly owned subsidiary of Equitable that was merged into Equitable as of January 1, 1997 ("Equitable Variable"). (See "Description of Reorganization and Other Matters".) The Alliance Balanced and Alliance Aggressive Stock Portfolios received their initial funding on January 27, 1986 from Equitable Variable. The Alliance High Yield Portfolio received its initial funding on January 2, 1987. The Alliance Global Portfolio received its initial funding on August 27, 1987. The Alliance Conservative Investors and Alliance Growth Investors Portfolios received their initial funding on October 2, 1989. The Alliance Intermediate Government Securities Portfolio received its initial funding on April 1, 1991. The Alliance Quality Bond and Alliance Growth and Income Portfolios received their initial funding on October 1, 1993. The Alliance Equity Index Portfolio received its initial funding on March 1, 1994. The Alliance International Portfolio received its initial funding on April 3, 1995. The Alliance Small Cap Growth Portfolio received its initial funding on May 1, 1997.

The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which could force the Trust to sell portfolio securities at disadvantageous prices.

Because of current Federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contractowners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. As of March 31, 1999, to the Trust's knowledge, no Contractowners other than those set forth below owned Contracts entitling such persons to give voting instructions regarding more than 5% of either class of the outstanding shares of a Portfolio.



                                                                                 ALLIANCE
                                                                               INTERMEDIATE
                                                                                GOVERNMENT
                            ALLIANCE QUALITY           ALLIANCE EQUITY          SECURITIES        ALLIANCE MONEY-MARKET
                             BOND PORTFOLIO            INDEX PORTFOLIO           PORTFOLIO              PORTFOLIO
                        ------------------------- ------------------------ -------------------- -------------------------
                            UNITS        % OF        UNITS        % OF      UNITS      % OF         UNITS         % OF
                            OWNED      PORTFOLIO     OWNED      PORTFOLIO   OWNED    PORTFOLIO      OWNED      PORTFOLIO
                        ------------ -----------  ----------- -----------  ------- -----------  ------------  -----------
Boston Safe Deposit and
 Trust Co.*............  15,636,504      46.3      5,263,894       6.3
Equitable .............                                                                           17,279,770      15.5
PNC Bank, N.A.**.......



------------
* Boston Safe Deposit and Trust Co., successor Trustee under Master Trust Agreement for SBC Communications, Inc.'s Deferred Compensation Plans and other Executive Benefit Plans.
** PNC Bank, N.A. under Ashland Inc. Executive and Director Retirement Benefit Security Trust.

The principal addresses of Boston Safe Deposit and Trust Co., Equitable and PNC Bank, N.A. are 175 East Houston Street, San Antonio, Texas, 1290 Avenue of Americas, New York, New York, and 1000 Ashland Drive, Ashland, Kentucky, respectively.


Were such a substantial Contractowner's funds withdrawn from the Trust or transferred to a different Portfolio at the Contractowner's request, the Trust could be forced to sell portfolio securities at disadvantageous prices.

LEGAL CONSIDERATIONS

Under Massachusetts law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trust has agreed to be bound by the procedures set forth in Section 16(c) of the Investment Company Act, and accordingly, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. Amendments to the Declaration of Trust of the Trust generally require the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable by the Trust and will have no preference, preemptive, conversion, exchange or similar rights.

Under Massachusetts law, in certain circumstances shareholders may be held personally liable as partners for the obligations of a business trust such as the Trust. The shareholders of the Trust are the insurance companies whose separate accounts invest in it. The Trust's Declaration of Trust contains provisions designed to protect shareholders from such liability to the extent of the Trust's assets. As a result, the risk of personal liability for the insurance company shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust permits the Trust to purchase and maintain on behalf of the Trustees insurance against certain liabilities.

DESCRIPTION OF REORGANIZATION AND OTHER MATTERS

The following transactions, referred to as the Reorganization, were effected simultaneously on March 22, 1985, pursuant to an Agreement and Plan of Reorganization dated November 20, 1984, entered into by Equitable Variable, Separate Accounts I and II, and The Hudson River Fund, Inc. (the "Fund"), the predecessor of the Trust.

Equitable Variable divided Separate Account I into two divisions, a Common Stock Division and a Money Market Division. Separate Account II was combined with Separate Account I (the "Continuing Separate Account"). Rather than investing directly, the Common Stock Division and the Money Market Division of the Continuing Separate Account invested in shares of the Fund, which, in turn, invested in diversified portfolios of common stock or money market investments.

In order for the Fund to commence operations, all the investment assets of Separate Accounts I and II (together with any related liabilities) were transferred to the Common Stock and Money Market Portfolios of the Fund, respectively, in exchange for shares in those Portfolios having an equivalent aggregate net asset value.

On September 30, 1987, all of the Fund's assets and liabilities were transferred to the Trust, pursuant to an Agreement and Plan of Reorganization (the "Plan") between the Fund and the Trust. The Plan was proposed to shareholders in order to permit greater operating flexibility and efficiencies. The Plan provided for changes of domicile (from Maryland to Massachusetts) and of form of organization (from a corporation to a business trust). However, in all other material respects the Trust was identical to the Fund immediately prior to the execution of the Plan.

At a meeting held on April 9, 1997, the shareholders of the Trust approved the amendment and restatement of the Trust's Agreement and Declaration of Trust. On April 16, 1997 the Agreement and Declaration of Trust was amended and restated, and filed with the office of the Secretary of the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS
FUNDAMENTAL RESTRICTIONS

The following restrictions apply to all of the Portfolios and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

   o make short sales of securities, except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

   o issue senior securities;


   o invest in commodities other than financed futures contracts and options thereon;


   o purchase real estate or mortgages; however, the Portfolios may, as appropriate and consistent with their investment policies and other investment restrictions, buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts), and may hold and sell real estate acquired as a result of ownership of such securities;

   o purchase any security on margin or borrow money, except that this restriction shall not apply to borrowing from banks for temporary purposes, to the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes), to margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies or, with respect to the Alliance Quality Bond Portfolio, to transactions in interest rate swaps, caps and floors; or

   o make loans (including lending cash or securities), except that this restriction shall not apply to the Alliance High Yield and Alliance Intermediate Government Securities Portfolios. Additionally, each of the other Portfolios may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holdings in that industry exceed 25% of the Portfolio's assets. However, this restriction does not apply to investments by the Alliance Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry.

Each Portfolio intends to be "diversified," as that term is defined under the Investment Company Act. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities. As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of U.S. Government securities and such repurchase agreements are fully collateralized.

Further, as a matter of operating policy, the Alliance Money Market Portfolio will invest no more than 5% of the value of its total assets in securities of any one issuer, other than U.S. Government securities, except that the Alliance Money Market Portfolio may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company
Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Alliance Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities.

These policies of the Portfolios with respect to concentration and diversification will not be changed for any Portfolio without a vote of that Portfolio's shareholders, unless permitted by law.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to all of the Portfolios, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o invest more than 15% of its net assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

   o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for a Portfolio); however, the Alliance Global and Alliance International Portfolios may trade in foreign exchange without limitation in connection with their foreign currency hedging strategies; and the Alliance High Yield, Alliance Quality Bond, Alliance Growth and Income, Alliance Conservative Investors, Alliance Balanced, Alliance Common Stock, Alliance Aggressive

     Stock, Alliance Growth Investors and Alliance Small Cap Growth Portfolios may trade in foreign exchange in connection with their foreign currency hedging strategies, provided the amount of foreign exchange underlying such a Portfolio's currency hedging transactions does not exceed 10% of such Portfolio's assets;

   o acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except that the Portfolios (other than the Alliance Money Market Portfolio) may purchase bank, trust company, and bank holding company stock, and except that each of the Portfolios may invest, in accordance with Rule 12d3-1 under the Investment Company Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company; or

   o make an investment in order to exercise control or management over a company.

In addition, none of the Portfolios will invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities, or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets.

ADDITIONAL INVESTMENT RESTRICTION APPLICABLE TO THE ALLIANCE COMMON STOCK, ALLIANCE BALANCED, ALLIANCE AGGRESSIVE STOCK AND ALLIANCE CONSERVATIVE INVESTORS PORTFOLIOS

The Alliance Common Stock, Alliance Balanced, Alliance Aggressive Stock and Alliance Conservative Investors Portfolios will operate under the general investment restrictions described above. In addition, they will not:

   o acquire securities of investment companies not registered under the Investment Company Act.

ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE ALLIANCE MONEY MARKET PORTFOLIO

The Alliance Money Market Portfolio will operate under the general investment restrictions described above. In addition, it will not:

   o invest more than 10% of its assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

   o purchase oil and gas interests;

   o purchase or write puts or calls (options); or

   o purchase equity securities, voting securities other than securities of registered investment companies with investment policies not substantially broader than those of the Portfolio (subject to the above percentage limitations) or local or state government securities.

The Alliance Money Market Portfolio will invest only in funds whose investment policies are similar to or narrower than those of the Portfolio. It is expected that such investments would be made in funds designed for institutional investors such as the Portfolio and would be used for amounts which might otherwise be left uninvested because they do not meet the minimums necessary for other permitted investments or to take advantage of higher yields available at that time in such funds.

ADDITIONAL INVESTMENT RESTRICTION APPLICABLE TO THE ALLIANCE HIGH YIELD AND ALLIANCE GROWTH INVESTORS PORTFOLIOS

The Alliance High Yield and Alliance Growth Investors Portfolios will operate under the general investment restrictions described above. In addition, each will not:

   o invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 by Moody's Investors Service, Inc. ("Moody's") or B-by Standard & Poor's ("S&P") or are unrated, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 by Moody's or B-by S&P, or is unrated; however this restriction will not apply to (A) fixed income securities which, in the opinion of the Trust's investment adviser, have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or (B) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of the Trust's investment adviser, has similar characteristics to securities which are so rated.

DESCRIPTION OF CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST REPURCHASE AGREEMENTS

All of the Portfolios, except the Alliance Equity Index Portfolio, may enter into repurchase agreements. Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the debt instruments at a fixed price and time, thereby determining the yield during the Portfolio's holding period.

Repurchase agreements may exhibit the characteristics of loans by the Portfolio. During the term of the repurchase agreement, the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. A Portfolio enters into repurchase agreements with respect to U.S. Government obligations, certificates of deposit, or bankers' acceptances with registered broker-dealers, U.S. Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Trust's investment adviser, Alliance Capital Management L.P. ("Alliance"), pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% (10%, in the case of the Alliance Money Market Portfolio) of the Portfolio's net assets would be invested in "illiquid securities."

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral may be delayed or limited and a loss may be incurred.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase or sell securities on a "when-issued" or "delayed delivery" basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Portfolio may close out its position prior to the settlement date by entering into a matching sale transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

WARRANTS

All the Portfolios, except the Alliance Money Market Portfolio, may purchase warrants and similar rights, which are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move in parallel with the prices of the underlying securities, and warrantholders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

FOREIGN SECURITIES

Each Portfolio, except the Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may invest in foreign securities. Each of the Alliance Common Stock, Alliance Balanced, Alliance Quality Bond, Alliance Aggressive Stock and Alliance Small Cap Growth Portfolios has the discretion to invest a portion of its assets in foreign securities. Generally, this amount will not exceed 20% of each Portfolio's total assets. The Alliance Money Market Portfolio may invest up to 20% of its assets in foreign money market instruments denominated in U.S. dollars. The Alliance Conservative Investors Portfolio may invest up to 15% of its assets in foreign securities, the Alliance Growth Investors Portfolio may invest up to 30% of its assets in foreign securities, and the Alliance Growth and Income Portfolio may invest up to 25% of its assets in foreign securities. The Alliance High Yield Portfolio may purchase foreign securities, provided the value of issues denominated in foreign currencies shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in U.S. dollars shall not exceed 25% of the Portfolio's total assets.

No percentage limitation applies to investments in foreign securities by the Alliance Global Portfolio or the Alliance International Portfolio.

Foreign securities involve currency risks. The value of a foreign security denominated in a foreign currency changes with fluctuations in exchange rates. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

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
Foreign securities may be subject to foreign government taxes which reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States, and settlements may be slower and may be subject to failure. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios will avoid currency risks which might occur during the settlement period for either purchases or sales. A Portfolio may purchase foreign securities directly, as well as through ADRs.

MORTGAGE-BACKED SECURITIES

Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, a Portfolio (other than the Alliance Equity Index Portfolio) may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If other fixed or variable rate pass-through mortgage-backed securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

The Portfolios (other than the Alliance Equity Index Portfolio) may also invest in other types of mortgage-backed securities issued by governmental or non-governmental entities, such as banks and other mortgage lenders. These other instruments include collateralized mortgage obligations ("CMOs"), mortgage pass-through bonds and mortgage-backed bonds. Non-governmental securities may offer a higher yield but may also be subject to greater price fluctuation and risk than governmental securities.

CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs on the same schedule as they are received, although not necessarily on a pro rata basis. In reliance on an SEC interpretation, investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds but interest and principal payments on the mortgages are not passed through directly (as with GNMA, FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantors. Timely payment of interest and principal with respect to these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance, guarantees, and creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Each Portfolio (other than the Alliance Equity Index Portfolio) may buy mortgage-backed securities without insurance or guarantees, if the investment adviser determines that the securities meet the Portfolio's quality standards. Alliance will, consistent with each Portfolio's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Portfolios would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. The Portfolios do not intend to invest in these securities unless the Trust's adviser believes that the potential benefits outweigh the risks.

ASSET-BACKED SECURITIES

The Portfolios (other than the Alliance Equity Index Portfolio) may purchase asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as Certificates for Automobile Receivables) and unsecured, leases or revolving credit receivables, both secured and unsecured (such as Credit Card Receivable Securities). These assets are generally held by a special purpose trust and payments of principal and interest or interest only are passed through or paid through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

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
Underlying retail installment loans, leases or revolving credit receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying retail installment loans, leases or revolving credit receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts, retail installment loans, leases or revolving credit receivables, or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, retail installment loans, leases or revolving credit receivables, or other factors. If consistent with its investment objective and policies, a Portfolio may invest in other asset-backed securities that may be developed in the future.

SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES


These securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress.


Such agencies and instrumentalities include, but are not limited to, the National Bank for Cooperatives, each of the Federal Financing Banks, FHLMC, the Farm Credit Banks, Federal Land Banks, FNMA, Tennessee Valley Authority, Farm Credit System, Farm Credit System Financial Assistance Corporation, Inter-American Development Bank, Maritime Administration, Resolution Trust Corporation, Federal Agricultural Mortgage Corporation, Small Business Administration, U.S. Postal Service and Washington Metropolitan Transit Authority.

Issues of the U.S. Treasury are direct obligations of the U.S. Government and are backed by the full faith and credit of the United States. Issues of agencies, such as GNMA, are guaranteed by the U.S. Treasury, and issues of other agencies and instrumentalities, such as FNMA, are supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, or are supported by the issuing agency's or instrumentality's own credit.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by management of the Trust to be readily marketable and therefore are subject to the 15% limit on illiquid securities.

COMMERCIAL PAPER, MASTER DEMAND NOTES AND FLOATING RATE NOTES

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because variable amount master notes are direct lending arrangements between the lender and borrower, and not generally backed by bank letters of credit, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. Variable amount master demand notes are valued at their face amount (par) because of their one-day demand feature. In connection with master demand note arrangements, the Portfolio considers earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes, as such, are not typically rated by credit rating agencies.

Floating or variable rate notes are generally medium-to long-term debt securities, but may include short-term debt securities, issued by entities such as commercial banks, corporations or sovereign borrowers. They are interest bearing securities on which the coupon is adjusted periodically to reflect money market conditions. The period at the end of which the adjustment occurs is often called the interest reset period. The Portfolios will buy only notes with an interest reset period of six months or less. There is an active secondary market for floating or variable rate notes.


EURODOLLAR SECURITIES

Negotiable certificates of deposit and time deposits of foreign branches of U.S. or foreign banks payable in U.S. dollars are known as Eurodollar deposits. Eurodollar securities also include bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and are primarily traded in foreign markets. Certain risks applicable to foreign securities apply to Eurodollar instruments. Investment risks from these securities include future political and economic developments, possible foreign withholding taxes on interest, possible seizure of foreign deposits, or the possible establishment of exchange controls affecting payment on these securities. See "Foreign Securities," above, for additional information about foreign securities. In addition to those risks, foreign branches of U.S. and foreign banks are subject to extensive government regulation which may limit both the amount and type of loans and interest rates. In addition, the banking industry's profitability is closely linked to prevailing money market conditions for financing lending operations. Both general economic conditions and credit risks play an important part in the operations of the industry. U.S. banks are required to maintain reserves, are limited in how much they can loan a single borrower and are subject to other regulations to promote financial soundness. Not all of these laws and regulations apply to foreign branches of U.S. and foreign banks. In addition, foreign countries have accounting and reporting principles that differ from those in the United States.

HIGH YIELD DEBT SECURITIES

The Alliance High Yield Portfolio, as described in the Prospectus, intends to invest primarily in debt securities offering high current income. The Alliance Growth Investors Portfolio may invest up to 15% of its total assets in such high yield debt securities, and the Alliance Growth and Income Portfolio may invest up to 30% of its total assets in high yield convertible securities. High yield securities may be medium and lower quality securities rated, for example, BB or B by one of the nationally recognized statistical rating organizations ("NRSROs") or may be unrated but of similar investment quality as determined by Alliance. These securities are also known as "junk bonds." The market values of such high yield securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such medium and lower rated securities also tend to be more sensitive to real or perceived adverse economic conditions than higher rated securities.

Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience "financial stress" and may not have sufficient revenues to meet their payment obligations. Such an issuer's ability to service its obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Risk of loss due to default by the issuer is also significantly greater for the holders of high yield securities because such securities are generally unsecured and are generally subordinated to the debts of other creditors of the issuer.

The Alliance High Yield, Alliance Growth and Income and Alliance Growth Investors Portfolios may have difficulty disposing of certain high yield securities, particularly those perceived to have a high credit risk, because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for certain of these securities, and the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. Moreover, to the extent a secondary trading market for high yield securities exists, it may be less liquid than the secondary market for higher rated securities. The lack of a highly liquid secondary market for certain high yield securities may have an adverse impact on the market price for such securities and each Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing certain of its high yield portfolio securities. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

In addition, the market for high yield securities, at its current size, has not weathered a major economic recession, and one cannot be certain what effect such a recession might have on such securities. It is possible that a recession could severely disrupt the market for such medium and lower quality securities and may have an adverse impact on the value of such securities. In addition, it is possible that an economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on such securities.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could: (i) reduce the market for such securities generally;
(ii) negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing; and (iii) negatively affect the value of specific high yield securities and the high yield market in general.

Factors adversely impacting the market value of high yield securities may adversely impact each Portfolio's net asset value. In addition, each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio securities. The Portfolios will not rely primarily on ratings of NRSROs, but rather will rely on judgment, analysis and experience in evaluating the creditworthiness of an issuer. In evaluating such securities, Alliance will take into consideration, among other things, the issuer's financial resources and quality of management, its sensitivity to economic conditions and trends, its operating history and regulatory matters.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS

To the extent provided below, the Portfolios may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired and, in the case of options written on securities or indexes of securities, to increase a Portfolio's return. All the Portfolios, except the Alliance Money Market Portfolio, are authorized to engage in futures transactions. In general, the Portfolios will limit their use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the Commodity Futures Trading Commission ("CFTC") or (2) if for other purposes, no more than 5% of the liquidation value of each Portfolio's total assets will be used for initial margin or option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage the Portfolios.

OPTIONS ON SECURITIES

Writing Call Options. Each Portfolio, other than the Alliance Money Market and Alliance Equity Index Portfolios, may write (sell) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is, for example, a call option written on a security that is owned by the writer (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios, except the Alliance Money Market and Alliance Equity Index Portfolios, may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premiums received from the sale of the option.

Purchasing Options. The Portfolios, except the Alliance Money Market and Alliance Equity Index Portfolios, may purchase put options and call options. The Portfolios may purchase put options on securities to protect their holdings against a substantial decline in market value. The Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities the Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was purchased.

SECURITIES INDEX OPTIONS

The Portfolios, except the Alliance Money Market and Alliance Equity Index Portfolios, may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the S&P
100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges among others: The Chicago Board Options Exchange; NYSE; and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk of purchasing securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

The principal risk of writing securities index options is that price changes in the hedged securities will not correlate with price changes in the options, and thus the Portfolio could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Portfolio were unable to close an option it had written, it might be unable to sell the securities used as cover.

OVER-THE-COUNTER OPTIONS

Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolios will engage in such transactions only with firms of sufficient credit, in the opinion of Alliance, so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the Portfolios have established standards of creditworthiness for these primary dealers, the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Portfolio has written, the Portfolio will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

FUTURES TRANSACTIONS

All the Portfolios, except the Alliance Money Market Portfolio, may trade in certain futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. No purchase price is paid or received when the contract is entered into. Instead, a good faith deposit known as initial margin is made with the broker and subsequent daily payments known as variation margin are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC.

Purchases or sales of securities index futures contracts may be used to attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices, and interest rate and foreign currency futures contracts may be purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. All the Portfolios, except the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may trade in foreign currency futures contracts. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. In addition, the increased cost of portfolio securities to be acquired, caused by a general rise in the dollar value of foreign currencies or by a rise in stock prices or a decline in interest rates, may be offset, in whole or in part, by gains on futures contracts purchased by a Portfolio. In order to achieve desired asset mix parameters, the Alliance Conservative Investors and Alliance Growth Investors Portfolios may use futures contracts and related options transactions to establish a position in an asset class as a temporary substitute for purchasing individual securities, which may be subsequently purchased in orderly fashion. Similarly, these transactions may enable the Alliance Conservative Investors and Alliance Growth Investors Portfolios to reduce a position in an asset class as a temporary substitute for selling individual securities, in order to effect an orderly sale. In the case of the Alliance Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error. A Portfolio will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. (See "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts," below.) Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS

A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the futures contract is based.

By establishing an appropriate "short" position in index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

OPTIONS ON FUTURES CONTRACTS

Each of the Portfolios, other than the Alliance Money Market Portfolio, may also purchase and write exchange-traded call and put options on futures contracts it is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires. The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian liquid assets at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns the security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call it has written on a securities index future if so long as the Portfolio is obligated as the writer of the call, the Portfolio owns a portfolio of securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its futures margin account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging a portfolio of securities against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Portfolio is not fully invested.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in Alliance's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolios will not engage in transactions in futures contracts and related options for speculation. All the Portfolios, except the Alliance Money Market Portfolio, may enter into futures contracts and buy and sell related options as described above. The Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Portfolios, other than the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may purchase or sell exchange-traded or over-the-counter foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currencies or on foreign currency futures contracts only if they are "covered." A put option on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian liquid assets equal at all times to the aggregate exercise price of the put. A call option on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Although the purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates in the event of exchange rate movements adverse to the Portfolio's position it may forfeit the entire amount of the premium plus related transaction costs.

Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. See "Over-the-Counter Options," above. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, thus it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on Alliance's ability to predict future foreign currency exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

When a Portfolio invests in foreign securities, the securities are usually denominated in a foreign currency, and the Portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the Portfolio's assets will be subject to fluctuations based on changes in the relative value of the foreign currency and the U.S. dollar. To control the effects of this exchange risk, all of the Portfolios, except the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may enter into forward foreign currency exchange contracts ("forward currency contracts"), which are agreements to purchase or sell foreign currencies at a specified future date and price. Forward currency contracts are usually used to fix the U.S. dollar value of securities a Portfolio has agreed to buy or sell ("transaction hedging"). The Portfolios may also use forward currency contracts to hedge the U.S. dollar value of securities it already owns ("position hedging"). The Portfolios will not speculate in forward currency contracts.

In general, forward currency contracts are not regulated by any governmental authority guaranteed by a third party or traded on an exchange. Accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other. The Portfolios will only enter forward currency contracts with counterparties that, in the opinion of Alliance, do not present undue credit risk.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

Although the Portfolios will enter into transactions in futures contracts, options on securities and securities indexes, options on futures contracts, forward currency contracts and certain currency options as described above for hedging purposes, and transactions in options on securities and securities indexes to generate option premium income, their use involves certain risks. A lack of correlation between the index or instrument underlying an option or futures contract and the assets or liabilities being hedged, or unexpected adverse price movements, could render a Portfolio's hedging strategy unsuccessful and could result in losses. Moreover, when an option has been written, in the event of a decline, the underlying position is only hedged to the extent of the amount of premium received. Over-the-counter transactions in options on foreign currencies and options on securities and securities indexes also involve a lack of an organized exchange trading environment, making them less liquid and making it more difficult to value than if they were exchange traded.

In addition, there can be no assurance that a liquid secondary market will exist for any futures contract or option purchased or sold. Accordingly a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. If in the event of an adverse movement the Portfolio could not close a futures position, it would be required to continue to make daily cash payments of variation margin. If a Portfolio could not close an option position, an option holder would be able to realize profits or limit losses only by exercising the option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Portfolios could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Portfolios could have some or all of their positions closed out without their consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of hedging is to limit or offset the effects of adverse market movements, the attendant expense may cause the Portfolios' returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on Alliance's accuracy in predicting future changes in interest rate levels and/or securities price movements, as well as on the expense of hedging.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust and By-laws.

As of March 31, 1999, the Trustees and officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.


THE TRUSTEES


 NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------  ----------------------------------------------------------------
*John D. Carifa (54).................  President, Chief Operating Officer and a Director of Alliance
 Alliance Capital Management L.P.      Capital Management Corporation ("ACMC"); Chairman and Chief
 1345 Avenue of the Americas           Executive Officer of Alliance's Mutual Fund Division. Currently
 New York, NY 10105                    a Director and Trustee of all other registered investment
                                       companies (the "Alliance Mutual Funds") sponsored by Alliance, and Director of Frontier Trust Company, a subsidiary of
                                       Equitable.

 John H. Dobkin (56).................  President of Historic Hudson Valley (historic preservation)
 150 White Plains Road                 since prior to 1994. Previously he was Director of the National
 Tarrytown, New York 10591             Academy of Design.

 William H. Foulk, Jr. (66)..........  Investment adviser and independent consultant. Former Senior
 Room 100                              Manager of Barrett Associates, Inc. (investment adviser), from
 2 Greenwich Plaza                     May 1986 to November 1994.
 Greenwich, CT 06830

 Brenton W. Harries (71).............  Director of Enhance Reinsurance Co. since December 1986. Mr.
 14 Point Road                         Harries was also President and Chief Executive Officer, Global
 Wilton Point,                         Electronic Markets Company from August 1985 to October 1986.
 South Norwalk, CT 06854

 Howard E. Hassler (Chairman)(69) ...  Currently a consultant specializing in retailing, finance and
 P.O. Box 967                          real estate. Former Chairman and Chief Executive Officer of
 New York, NY 10150                    Brooks Fashion Stores, Inc. (specialty clothing stores); Former
                                       Chairman, President and Chief Operating Officer of Allied Stores
                                       Corporation (department and specialty stores), 1987; Executive
                                       Vice President and Director, Allied Stores Corporation from June
                                       1984 to June 1987.

 Michael Hegarty (54) ...............  President, Chief Operating Officer and Director of The Equitable
 The Equitable Life Assurance Society  Life Assurance Society of the United States and Vice Chairman,
 of the United States                  Chief Operating Officer and a Director of The Equitable
 787 Seventh Avenue                    Companies since January 1998. Former Vice Chairman of The Chase
 New York, NY 10019                    Manhattan Corporation and The Chase Manhattan Bank from 1996 to
                                       1998. Senior Executive Vice President of Chemical Bank 1991 to
                                       1996. Mr. Hegarty is also a Director of the New York Cash
                                       Exchange, Consumer Bankers Association and Chairman of the
                                       Federal Reserve's Small Value Payments Committee. He is also a
                                       Director of Ronald McDonald House, HeartShare Inc. and Historic
                                       Hudson Valley, and is Treasurer of The Fifth Avenue Association,
                                       Chairman of the executive committee of the Community
                                       Preservation Corporation and a Trustee of Iona College.

                               21

NAME, ADDRESS AND AGE                  PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------  ----------------------------------------------------------------

William L. Mannion (68)................ Retired. Former Group Senior Vice President of Operations of
 45 Bonnie Way                         American Ultramar Limited until December 1986; President and
 Allendale, NJ 07401                   Chief Executive Officer of Tittston Petroleum, Inc., from
                                       January 1978 to July 1985; Director of the East Jersey Railroad
                                       and the Bayonne Terminal Warehouse from July 1978 to May 1983.

 Clifford L. Michel (59)............... Partner of the law firm of Cahill Gordon & Reindel since January
 St. Bernard's Road                    1972. President, Chief Executive Officer and Director of Wenonah
 Gladstone, NJ 07934                   Development Company (investment holding company) since 1976.
                                       Director since 1987 and Member of the Human Resources,
                                       Environmental and Safety, and Executive Committees since 1987 of
                                       Placer Dome Inc. (mining). Director, Faber-Castell Corporation from 1988-1994 (writing instruments). President of Board of
                                       Trustees of St. Mark's School from 1988 to 1993. Chairman of the
                                       Board of Trustees of Morristown Memorial Hospital (and Memorial
                                       Health Foundation) from 1991 to 1996. Director, Vice Chairman and Treasurer of Atlantic Health Systems, Inc. and Atlantic
                                       Hospital since 1996.

*Peter D. Noris (43)................... Executive Vice President (since May 1995) and Chief Investment
 The Equitable Life Assurance  Society Officer of Equitable (since July 1995); Executive Vice
of the United States                   President, The Equitable Companies Incorporated ("Equitable
 787 Seventh Avenue                    Companies")(since May 1995); Director of ACMC, the general
 New York, NY 10019                    partner of Alliance, since July 1995. Prior thereto, Vice
                                       President of Salomon Brothers Inc., from 1992 to 1995. Principal of Morgan Stanley & Co. Inc., from 1984 to 1992.

 Donald J. Robinson (64)............... Senior Partner of the law firm of Orrick, Herrington & Sutcliffe
 666 Fifth Avenue                      from July 1987 to December 1994; Member of the Executive
 New York, NY 10022                    Committee of the firm from January to December 1994; Senior
                                       Counsel of the firm since January 1995. Trustee of the Museum of the City of New York from 1977 to 1995.



*Trustees Carifa, Hegarty and Noris are "interested persons" (as defined in the Investment Company Act) of the Trust. Mr. Carifa is deemed an "interested person" of the Trust by virtue of his positions as a director and officer and director of ACMC and Alliance, respectively. Mr. Hegarty is deemed an "interested person" of the Trust by virtue of his position as an officer and Director of Equitable. Mr. Noris is deemed an "interested person" of the Trust by virtue of his positions as an officer of Equitable and a director of ACMC.

Trustees Harries and Robinson are trustees (but not "interested persons") of The Alliance Portfolios, a mutual fund advised by Alliance. Trustee Robinson is also a director or trustee (but not an "interested person") of 40 other mutual funds advised by Alliance. Trustee Dobkin is also a director or trustee (but not an "interested person") of 40 other mutual funds advised by Alliance. Trustee Foulk is also a director or trustee (but not an "interested person") of 44 other mutual funds advised by Alliance. Trustee Michel is a director or trustee (but not an "interested person") of 37 other mutual funds advised by Alliance. Trustee Hassler is a director (but not an "interested person") of Alliance Real Estate Investment Fund, Inc, a mutual fund advised by Alliance.

COMMITTEES OF THE BOARD

The Trust has a standing audit committee consisting of Trustees Mannion, Dobkin, Foulk, Harries, Hassler, Michel and Robinson. The audit committee's function is to recommend to the Board of Trustees a firm of independent auditors to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent auditors for professional services. In addition, the committee meets with the independent auditors and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a nominating committee consisting of Trustees Hassler, Harries and Robinson. This committee considers individuals for nomination as Trustees of the Trust.

The Trust has a valuation committee consisting of Trustees Harries, Mannion and Noris. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

The Trust has a compensation committee consisting of Trustees Robinson, Hassler and Mannion. The compensation committee's function is to review the Trustees' compensation arrangements.

The Trust has a conflicts committee consisting of Trustees Hassler, Michel and Robinson. The conflicts committee's function is to take any action necessary to resolve conflicts among shareholders.

                              COMPENSATION TABLE


           (1)                  (2)             (3)               (4)               (5)
------------------------  -------------- ----------------  ---------------- ------------------
                                             PENSION OR                            TOTAL
                                             RETIREMENT                         COMPENSATION
                             AGGREGATE    BENEFITS ACCRUED ESTIMATED ANNUAL    FROM FUND AND
                           COMPENSATION   AS PART OF FUND    BENEFITS UPON      FUND COMPLEX
NAME OF PERSON, POSITION     FROM FUND        EXPENSES        RETIREMENT     PAID TO DIRECTORS1
------------------------  -------------- ----------------  ---------------- ------------------
John D. Carifa
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
John H. Dobkin(2)
 Trustee                    $      -0-          $-0-             $-0-           $126,500.00
------------------------  -------------- ----------------  ---------------- ------------------
Michael Hegarty
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
William H. Foulk, Jr.
 Trustee                    $25,850.00          $-0-             $-0-           $149,145.00
------------------------  -------------- ----------------  ---------------- ------------------
Brenton W. Harries
 Trustee                    $65,000.00          $-0-             $-0-           $102,000.00
------------------------  -------------- ----------------  ---------------- ------------------
Howard E. Hassler
 Trustee                    $82,000.00          $-0-             $-0-           $ 94,500.00
------------------------  -------------- ----------------  ---------------- ------------------
Michael Hegarty
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
William L. Mannion
 Trustee                    $69,000.00(3)       $-0-             $-0-           $ 69,000.00
------------------------  -------------- ----------------  ---------------- ------------------
Clifford L. Michel
 Trustee                    $25,850.00          $-0-             $-0-           $194,500.00
------------------------  -------------- ----------------  ---------------- ------------------
Peter D. Noris
 Trustee                    $      -0-          $-0-             $-0-           $       -0-
------------------------  -------------- ----------------  ---------------- ------------------
Donald J. Robinson
 Trustee                    $21,450.00(3)       $-0-             $-0-           $217,358.00
------------------------  -------------- ----------------  ---------------- ------------------


------------
(1) As of December 31, 1998 there were 118 investment companies in the Alliance Fund Complex.
(2)   Appointed as Trustee on December 11, 1998.
(3) Completely deferred. The total amounts of deferred compensation (including interest) payable by the Trust to Messrs. Mannion and Robinson as of December 31, 1998 were $416,820 and $298,293, respectively.

COMPENSATION OF TRUSTEES

Each Trustee, other than those who are "interested persons" of the Trust (as defined in the Investment Company Act), receives from the Trust an annual fee of $29,000, plus an additional fee of $4,000 per board meeting and $2,000 per committee meeting attended. The meeting fee paid to the Trustee acting as chairman of the meeting is increased by 50%. The Chairman of the Board receives an additional annual retainer of $7,000. Trustees receive $1,000 for each day spent performing special services requested by the Chairman or the President of the Trust, and reimbursement for expenses in connection with the performance of regular and special services.


During the year ended December 31, 1998, the Trust paid total retainer and meeting fees of $351,250 (including deferrals of $153,450).


A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the plan each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five-to twenty-year period elected by such Trustee.

THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Alliance or Equitable. The Trust's principal executive officers are:


 NAME AND AGE                   POSITION WITH TRUST               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  --------------------------------- -----------------------------------------------
John D. Carifa (54)             President and Chief Executive     President, Chief Operating Officer and a
                                 Officer                          Director of ACMC, with which he has been
                                                                  associated since prior to 1993.

Mark D. Gersten (48)            Treasurer and Chief Financial     Senior Vice President, Alliance Fund Services,
                                 Officer                          Inc. ("AFS"), with which he has been associated
                                                                  since prior to 1992.

Thomas R. Manley (46)           Controller and Chief              Vice President, ACMC (May 1996 to present);
                                 Accounting Officer               Assistant Vice President, ACMC (July 1993 to
                                                                  May 1996); Assistant Vice President, Equitable
                                                                  Capital Management Corporation ("ECMC")(March
                                                                  1991 to July 1993).

Bruce W. Calvert (52)           Vice President                    Vice Chairman and Chief Investment Officer of
                                                                  ACMC, with which he has been associated since
                                                                  prior to 1992.

Kathleen A. Corbet (39)         Vice President                    Executive Vice President, ACMC (February 1997
                                                                  to present); Senior Vice President, ACMC (July
                                                                  1993 to February 1997); Executive Vice
                                                                  President, ECMC (June 1992 to July 1993).

                               24

NAME AND AGE                    POSITION WITH TRUST               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  --------------------------------- -----------------------------------------------

Jerome S. Golden (53)           Vice President                    Executive Vice President of Equitable (January
                                                                  1998 to present); rejoined Equitable in 1994 as
                                                                  President of the Income Management Group;
                                                                  previously President of Golden Financial Group,
                                                                  which he founded in 1987.

Nelson R. Jantzen (53)          Vice President                    Senior Vice President, ACMC (July 1993 to
                                                                  present); Executive Vice President, ECMC (June
                                                                  1992 to July 1993).

Wayne D. Lyski (57)             Vice President                    Executive Vice President, ACMC, with which he
                                                                  has been associated since prior to 1992.

Robin K. Murray (42)            Vice President                    Vice President, Equitable (April 1994 to
                                                                  present); associated with Equitable since prior
                                                                  to 1992.

Alden M. Stewart (52)           Vice President                    Executive Vice President, ACMC (July 1993 to
                                                                  present); associated with ECMC since prior to
                                                                  1992.

Edmund P. Bergan, Jr. (48)      Secretary                         Senior Vice President and General Counsel,
                                                                  Alliance Fund Distributors, Inc. ("AFD"), with
                                                                  which he has been associated since prior to
                                                                  1992.


INVESTMENT ADVISORY AND OTHER SERVICES
GENERAL INFORMATION

Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees (see "Management of the Fund" in the Prospectus).


The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $268 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.6 million shareholders. As of December 31, 1998, the Adviser and its subsidiaries employed more than 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998,

ACMC and Equitable Capital Management Corporation, each a wholly owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Based on information privided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding Company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control both AXA and FINAXA. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control both AXA and FINAXA.

ADVISORY AGREEMENT

The Investment Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Trust's Board of Trustees, by Alliance or by majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shares. Otherwise, the term of the Investment Advisory Agreement on behalf of each Portfolio is two years, but the Agreement will remain in effect from year to year with respect to any Portfolio so long as its continuance is approved at least annually by a majority of the non-interested members of the Board of Trustees, and by (i) a majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shareholders or (ii) the Board of Trustees.

The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                                                           DAILY AVERAGE NET ASSETS
                                   -------------------------------------------------------------------------
                                        FIRST           NEXT          NEXT           NEXT
                                    $750 MILLION    $750 MILLION   $1 BILLION    $2.5 BILLION   THEREAFTER
                                   -------------- --------------  ------------ --------------  ------------
 Alliance Conservative Investors        .475%           .425%         .375%          .350%         .325%
 Alliance Balanced ...............      .450%           .400%         .350%          .325%         .300%
 Alliance Growth Investors  ......      .550%           .500%         .450%          .425%         .400%
 Alliance Common Stock ...........      .475%           .425%         .375%          .355%         .345%*
 Alliance Global .................      .675%           .600%         .550%          .530%         .520%
 Alliance Aggressive Stock  ......      .625%           .575%         .525%          .500%         .475%
 Alliance Small Cap Growth  ......      .900%           .850%         .825%          .800%         .775%
 Alliance Money Market ...........      .350%           .325%         .300%          .280%         .270%
 Alliance Intermediate Government
  Securities .....................      .500%           .475%         .450%          .430%         .420%
 Alliance High Yield .............      .600%           .575%         .550%          .530%         .520%
 Alliance Growth and Income  .....      .550%           .525%         .500%          .480%         .470%
 Alliance Quality Bond ...........      .525%           .500%         .475%          .455%         .445%
 Alliance Equity Index ...........      .325%           .300%         .275%          .255%         .245%
 Alliance International ..........      .900%           .825%         .800%          .780%         .770%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

Because of undertakings made by Equitable Variable in connection with the Reorganization, Equitable reimburses the Alliance Common Stock and Alliance Money Market Divisions of its Continuing Separate Account to offset completely the effect on such divisions of the portion of the Trust's advisory fees applicable to such divisions which exceed a .25% effective annual rate. In addition, Equitable reimburses the Alliance High Yield, Alliance Aggressive Stock and Alliance Balanced Divisions of its Separate Account I for the portion of the Trust's advisory fees applicable to those divisions which exceeds a .25% effective annual rate. Because of expense limits in the variable annuity contracts funded by its Separate Account A, Equitable reimburses the Alliance Common Stock, Alliance Money Market and Alliance Balanced Division of that separate account for the portion of the Trust's advisory fees applicable to those divisions which exceeds a .26% effective rate, and the Alliance Aggressive Stock Division for the portion that exceeds a .41% effective rate. Policies sold by insurers other than Equitable and newer policy designs of Equitable bear the advisory fees without adjustment. For a discussion of the Reorganization, see "General Information," above.


In 1998, the Trust paid advisory fees of $110,227,632 to Alliance. In 1997, the Trust paid advisory fees of $83,421,824 to Alliance. In 1996, the Trust paid advisory fees of $59,901,466 to Alliance.


SPECIFIC SERVICES PERFORMED

Alliance performs the following services for or on behalf of the Trust pursuant to the Investment Advisory Agreement.

Subject to the approval and supervision of the Board of Trustees, Alliance exercises overall responsibility for the investment and reinvestment of the Trust's assets. Alliance manages each Portfolio and is responsible for the investment operations of the Trust and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Trust's Agreement and Declaration of Trust, By-laws, Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, Alliance provides investment research and supervision of the Trust's investments and conducts a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Trust's assets. Alliance furnishes to the Trust such statistical information, with respect to the investments which the Trust may hold or contemplate purchasing, as the Trust may reasonably request. On Alliance's own initiative, it apprises the Trust of important developments materially affecting each Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. In addition, Alliance furnishes to the Board of Trustees such periodic and special reports as the Board may reasonably request. Alliance also implements all purchases and sales of investments for each Portfolio in a manner consistent with such investment policies, as from time to time amended.

Alliance, on behalf of the Trust, arranges for the placement of orders and other execution of transactions for each Portfolio.

At the Trust's request, Alliance provides, without charge, personnel, who may be the Trust's officers, to render such clerical, administrative and other services, other than investor services or accounting services, to the Trust and also furnishes to the Trust, without charge, such office facilities, which may be Alliance's own offices, as may be required to perform its investment advisory and portfolio management services. The Trust may also hire its own employees and contract for services to be performed by third parties.

Pursuant to the terms of the Investment Advisory Agreement, Alliance has contracted with Equitable for the provision of certain administrative services to the Trust.

Alliance also performs investment advisory services for certain of Equitable's separate and advisory accounts and for other clients, including mutual funds registered as investment companies under the Investment Company Act, some of which fund Contracts issued by Equitable and certain other unaffiliated insurance companies. There are occasions on which transactions for the Trust may be executed as part of concurrent authorizations to purchase or sell the same security for Equitable's general account or for other accounts or investment companies managed by Equitable or Alliance. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Trust. When these concurrent authorizations occur, the objective is to allocate the executions and related brokerage charges among the accounts or mutual funds in an equitable manner.

ACCOUNTING SERVICES


Under an Accounting Services Agreement dated as of June 30, 1997, Alliance has agreed to provide, or arrange for the provision of, certain investment accounting services, including calculation of net asset values, preparation of financial statements for each Portfolio, and such other accounting services as the Trust may from time to time reasonably request, in exchange for reimbursement by the Trust of costs and expenses incurred in providing, or arranging for the provision of, such services. For 1998, Alliance was reimbursed for $706,110 of costs and expenses incurred in arranging for the provision of accounting services. Because it entered into the Accounting Services Agreement of June 30, 1997, the first full year for which Alliance was reimbursed for such services was 1998.


BROKERAGE ALLOCATION

SELECTION OF BROKERS

Pursuant to the Investment Advisory Agreement, Alliance, on behalf of the Trust, arranges for the placement of orders and other transactions for each Portfolio.

BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. Alliance seeks to obtain the best price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent it may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed com mission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

Alliance may, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable or Alliance. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In limited cases, certain brokers have been advised informally that, although the Trust is under no legal obligation, an attempt will be made to meet the internally proposed level of allocated brokerage business to the broker for brokerage and research services over a period of time.

Commissions charged by brokers which provide research services may be somewhat higher than commissions charged by brokers which do not provide them. As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by policies adopted by the Trustees, Alliance may cause the Trust to pay a broker-dealer which provides brokerage and research services to Alliance an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

Alliance does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by Alliance for the benefit of all accounts for which it makes investment decisions. The receipt of research services from brokers will tend to reduce Alliance's expenses in managing the Portfolios other than the Alliance Money Market Portfolio. This has been taken into account when setting the amount paid for managing those Portfolios. Although orders may be given by the Alliance Money Market Portfolio to brokers or dealers which provide research services to Alliance, the fact that the investment adviser may benefit from such research has not been considered when setting the amount paid for managing that Portfolio. This is because Alliance Money Market Portfolio transactions will generally be with issuers or market makers where no commissions are charged. In 1996 the Trust paid an aggregate of $27,895,553 in brokerage commissions of which $25,576,822 was paid to brokers relating to transactions aggregating $12,956,909,742 which were directed to them in part for research services provided by them. In 1997 the Trust paid an aggregate of $30,333,516 in brokerage commissions of which $14,164,169 was paid to brokers relating to transactions aggregating $15,241,230,017 which were directed to them in part for research services provided by them. In 1998 the Trust paid an aggregate of $32,234,714 in brokerage commissions of which $16,107,361 was paid to brokers relating to transactions aggregating $19,844,316,122 which were directed to them in part for research services provided by them.


BROKERAGE TRANSACTIONS WITH AFFILIATES


To the extent permitted by law, the Trust may engage in brokerage transactions with its affiliate, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), with brokers who are DLJ affiliates, or with unaffiliated brokers who trade or clear through DLJ. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the Investment Company Act, which are reasonably designed to provide that any commissions or other remuneration it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the Securities Exchange Act of 1934 governing floor trading. Also, due to securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by DLJ or its affiliates. During the year ended December 31, 1996, the Trust paid $2,500 to Autranet, Inc., an affiliate of DLJ, and during the fiscal year ended December 31, 1997, the Trust paid $29,805 to DLJ, and during the year ended December 31, 1998, the Trust paid $25,510 to DLJ, of which $13,940 was paid to DLJ's Pershing Division, in accordance with the procedures described above. The percentage of the Trust's aggregate brokerage commissions paid to DLJ for the year ended December 31, 1998 was 0.08%. The percentage of the Trust's aggregate dollar amount of transactions involving the payment of commissions affected through DLJ during the year ended December 31, 1998 was 0.09%.


TRUST EXPENSES AND OTHER CHARGES

Pursuant to the Trust's Investment Advisory Agreement, the Trust is obligated to pay all of its operating expenses not specifically assumed by Alliance. In addition, as principal underwriter of the Trust's Class IA shares, EQ Financial Consultants, Inc. ("EQ Financial") will bear the Trust's marketing expenses. A daily adjustment will be made in the values under certain Contracts outstanding and offered by Equitable and Equitable Variable when the management separate accounts of Equitable and Equitable Variable were reorganized into unit investment trust form to offset completely the impact of any such expense on values under such Contracts. Contracts sold by insurers other than Equitable and Equitable Variable and new policy designs of Equitable bear such expenses without adjustment. Although Equitable does not expect the Trust to incur any federal income or excise tax liability (see "Dividends, Distributions and Taxes" in the Prospectus), Equitable reserves the right to exclude any such taxes from such adjustments.

The expenses borne by the Trust include or could include taxes; brokerage commissions; interest charges; securities lending fees; fees and expenses of the registration or qualification of a Portfolio's securities under federal or state securities laws; fees of the Portfolio's custodian, transfer agent, independent accountants, and legal counsel; all expenses of shareholders' and trustees' meetings; all expenses of the preparation, typesetting, printing and mailing to existing shareholders of prospectuses, prospectus supplements, statements of additional information, proxy statements, and annual and semi-annual reports; any proxy solicitor's fees and expenses; costs of fidelity bonds and Trustees; liability insurance premiums as well as extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made; any membership fees of the Investment Company Institute and similar organizations; costs of maintaining the Trust's corporate existence and the compensation of Trustees who are not directors, officers, or employees of Alliance or its affiliates.

CHARACTERISTICS

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The Trust is divided into fourteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio vote together on any matter, except to the extent otherwise required by the Investment Company Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the Investment Company Act, or any successor rule, and in the Trust's Agreement and Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent equal pro rata interests in the assets of that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that (1) each class of shares shall have a different designation; (2) each class shall bear its "Class Expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments to the Distributor pursuant to the Distribution Plans for Class IB shares.

PURCHASE AND PRICING OF SECURITIES

As stated in the Prospectus, the Trust will offer and sell its shares at each Portfolio's per share net asset value, which will be determined in the manner set forth below.

The net asset value of the shares of each Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day. The net asset value per share of each Portfolio will be computed by dividing the sum of the investments held by that Portfolio, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. All expenses borne by the Trust, including the investment advisory fee payable to Alliance, will be accrued daily.

The net asset value per share of any series (i.e., Portfolio) will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the Investment Company Act:

   o The assets belonging to each series will include (a) all consideration received by the Trust for the issue or sale of shares of that particular series, together with all assets in which such consideration is invested or reinvested, (b) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (c) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be and (d) General Items, if any, allocated to that series. General Items includes any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

   o The liabilities belonging to each series will include (a) the liabilities of the Trust in respect of that series, (b) all expenses, costs, charges and reserves attributable to that series, and (c) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day," i.e., each day in which the degree of trading in the Portfolio might materially affect the net asset value of such Portfolio. Normally, this would be each day that the NYSE is open and would include some Federal holidays. For stocks and options, the close of trading is the 4:00 p.m. and 4:15 p.m. (Eastern time) close respectively of the NYSE and the Options Price Reporting Authority; for bonds the close of trading is the close of business in New York City, and for foreign securities it is the close of business in the applicable foreign country with exchange rates determined at 2:00 p.m. New York City time.

Values are determined according to generally accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

   o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

   o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   o Short-term debt securities held by the Portfolios other than the Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities held by such Portfolios which mature in more than 60 days are valued at representative quoted prices. Securities held by the Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

   o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

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
   o Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

Alliance may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services for assistance in valuing the assets of the Trust. Alliance will continuously monitor the performance of such pricing services.

CERTAIN TAX CONSIDERATIONS

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio.

Each Portfolio is treated for Federal income tax purposes as a separate taxpayer. Under present law, as a Massachusetts business trust doing business in New York, a Portfolio will also not be subject to any excise or income taxes in Massachusetts or New York on such amounts. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Portfolios investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock or securities. In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above

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
foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

A Portfolio, in general, must also (a) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio of the Trust must distribute to its shareholders during the calendar year the following amounts:

   o  98% of the Portfolio's ordinary income for the calendar year;

   o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

   o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts, each Portfolio must meet the diversification requirements imposed by the Code or these policies will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance.

PORTFOLIO PERFORMANCE


Investment operations commenced with respect to Class IB shares of the Alliance Aggressive Stock, Alliance Common Stock, Alliance Growth Investors, Alliance Global, Alliance High Yield and Alliance Money Market Portfolios on October 2, 1996. Returns shown for Class IB shares of these Portfolios for periods prior to October 2, 1996 and returns shown for Class IB shares of other Portfolios are derived from the historical performance of Class IA shares, adjusted to reflect the 12b-1 fees, currently paid at an annual rate of 0.25% of average net assets, applicable to Class IB shares.(1) Class IA shares are not subject to any 12b-1 fees.


------------


(1) With respect to the Alliance Small Cap Growth Portfolio, the 12b-1 fee is paid at an annual rate not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of such expenses to average daily net assets attributable to Class IB shares equalling 1.20%.
                               33

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At any time in the future, yields and total returns may be higher or lower than past yields or returns and there can be no assurance that any historical results will continue. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns and yields shown do not reflect insurance company charges and fees applicable to the Contracts.


ALLIANCE MONEY MARKET PORTFOLIO YIELD

The Alliance Money Market Portfolio calculates yield information for seven-day periods and may illustrate that information in advertisements or sales materials. The seven-day current yield calculation is based on a hypothetical shareholder account with one share at the beginning of the period. To determine the seven-day rate of return, the net change in the share value is computed by subtracting the share value at the beginning of the period from the share value (exclusive of capital changes) at the end of the period. The net change is divided by the share value at the beginning of the period to obtain the base period rate of return. This seven-day base period return is then multiplied by 365/7 to produce an annualized current yield figure carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the Portfolio are excluded from this calculation. The net change in share values also reflects all accrued expenses of the Alliance Money Market Portfolio as well as the value of additional shares purchased with dividends from the original shares and any additional shares.

The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Alliance Money Market Portfolio's investments, as follows: The unannualized base period return is compounded by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result--i.e., effective yield = [(base period return +1)365/7] -1.

Alliance Money Market Portfolio yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. Yield is a function of the type and quality of the instruments in the Alliance Money Market Portfolio, maturities and rates of return on investments, among other factors. In addition, the value of shares of the Alliance Money Market Portfolio will fluctuate and not remain constant.

The Alliance Money Market Portfolio yield may be compared with yields of other investments. However, it should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods. The yield also should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis. Investment income of the Alliance Money Market Portfolio, including any realized gains as well as accrued interest, is not paid out in dividends but is reflected in the share value. The Alliance Money Market Portfolio yield also does not reflect insurance company charges and fees applicable to Contracts.


The seven-day current yield for Class IB shares of the Money Market Portfolio was 4.44% for the period ended December 31, 1998. The effective yield for that period was 4.54%.


ALLIANCE QUALITY BOND, ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES AND ALLIANCE HIGH YIELD PORTFOLIO YIELDS

The Alliance Quality Bond, Alliance Intermediate Government Securities and Alliance High Yield Portfolios each may illustrate its yield in advertisements or sales materials. Such yields will be computed by annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis for a recent 30-day period and dividing that amount by a Portfolio share's net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Portfolios' yields will vary from time to time depending upon market conditions, the compostition of each Portfolio's portfolio and operating expenses of the Trust allocated to each Portfolio. Yield should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These yields do not reflect insurance company charges and fees applicable to the Contracts.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


The 30-day yields for Class IB shares of the Alliance Quality Bond, Alliance Intermediate Government Securities and Alliance High Yield Portfolios for the period ended December 31, 1998 were 4.90%, 4.46% and 14.22%, respectively.


TOTAL RETURN CALCULATIONS

Each Portfolio may provide or advertise average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n -1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where P equals a hypothetical initial investment of $1,000; and where n equals the number of years. These total returns do not reflect insurance company charges and fees applicable to the Contracts.


The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Common Stock Portfolio for one year, five years, and ten years were 29.06%, 21.67%, and 18.38%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Intermediate Government Securities Portfolio for one year, five years, and since inception (on April 1, 1991) were 7.48%, 5.13%, and 6.83%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance High Yield Portfolio for one year, five years, and ten years were (5.38)%, 9.74%, and 10.91%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Balanced Portfolio for one year, five years, and ten years were 17.82%, 10.56%, and 12.25%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Global Portfolio for one year, five years, and ten years were 21.50%, 14.01%, and 14.55%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Aggressive Stock Portfolio for one year, five years, and ten years were 0.05%, 11.25%, and 18.65%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Conservative Investors Portfolio for one year, five years, and since inception (on October 2, 1989) were 13.60%, 9.13%, and 9.71%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Growth Investors Portfolio for one year, five years, and since inception (on October 2, 1989) were 18.83%, 13.66%, and 15.81%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Quality Bond Portfolio for one year, five years and since inception (on October 1, 1993) were 8.43%, 6.52% and 6.05%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Growth and Income Portfolio for one year, five years and since inception (on October 1, 1993) were 20.56%, 17.57% and 16.56%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Equity Index Portfolio for one year and since inception (on March 1, 1994) were 27.74% and 24.07%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance International Portfolio for one year and since inception (April 3, 1995) were 10.30% and 7.22%, respectively.

The average annual total returns through December 31, 1998 for Class IB shares of the Alliance Small Cap Growth Portfolio for one year and since inception (May 1, 1997) were (4.44)% and 12.06%.


Each Portfolio, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Portfolio. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) -1

Where:

C = Cumulative Total Return
P = a hypothetical initial investment of $1,000
ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


The cumulative total returns, since the inception of each Portfolio through December 31, 1998, for Class IB shares of the Alliance Common Stock, Alliance Intermediate Government Securities, Alliance High Yield, Alliance Balanced, Alliance Global, Alliance Aggressive Stock, Alliance Conservative Investors, Alliance Growth Investors, Alliance Quality Bond, Alliance Growth and Income, Alliance Equity Index, Alliance International and Alliance Small Cap Growth Portfolios were 3,001.18%, 66.92%, 222.11%, 357.44%, 272.35%, 710.24%,
135.73%, 288.65%, 36.12%, 123.54%, 183.45%, 29.86%, and 20.95%, respectively.


These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

OTHER SERVICES

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, serves as the Trust's independent accountants. The financial statements of the Alliance Common Stock, Alliance Money Market, Alliance Balanced, Alliance Aggressive Stock, Alliance High Yield, Alliance Global, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance Growth and Income, Alliance Equity Index, Alliance International and Alliance Small Cap Growth Portfolios for the year ended December 31, 1998, which are included in this SAI, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants for such periods, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

CUSTODIAN

The Chase Manhattan Bank, whose principal address is One Chase Manhattan Plaza, New York, New York 10081, has been designated the Custodian of the Trust's portfolio securities and other assets.

TRANSFER AGENT


Equitable serves as the transfer agent and dividend disbursing agent for the Trust. For the year ended December 31, 1998, Equitable received no compensation for providing such services for the Trust.

UNDERWRITER

The Trust has distribution agreements (the "Class IB Underwriting Agreements") with each of Equitable Distributors, Inc. ("EDI") and EQ Financial Consultants, Inc. ("EQ Financial") (each a "Class IB Distributor") with respect to the Class IB shares. Both EDI and EQ Financial are indirect wholly owned subsidiaries of Equitable and affiliates of Alliance. The address for EDI is 787 Seventh Avenue, New York, New York 10019. The address for EQ Financial is 1290 Avenue of the Americas, New York, New York 10104.

The Class IB Underwriting Agreements became effective on July 1, 1998. The Class IB Underwriting Agreement with EDI replaced an earlier substantially identical agreement (the "First Underwriting Agreement") that was amended to reflect the addition of EQ Financial as a Class IB Distributor.

The Class IB Underwriting Agreements will remain in effect until July 1, 1999, and from year to year thereafter only if their continuance is approved annually by (1) a majority of the Trustees who are not parties to such agreement or "interested person" (as defined in the Investment Company Act) of the Trust or a Portfolio and who have no direct or indirect financial interest in the operation of the distribution plan adopted under Rule 12b-1 of the Investment Company Act (the "Distribution Plan") or any such related agreement (the "Independent Trustees") and (2) either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. Most recently, continuance of the Agreement until July 1, 2000 was approved by a vote, cast in person, of the Trustees including a majority of the Trustees who are not "interested persons", as defined in the 1940 Act, at their meeting held on March 11, 1998.

Each Class IB Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with its offering of the Class IB shares to prospective investors and preparing, printing and mailing any other literature or advertising in connection with its offering of the Class IB shares to prospective investors. Each Class IB Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class IB shares issued by the Trust, unless the Distribution Plan in effect for Class IB shares provides that the Trust or another entity shall bear some or all of such expenses.

As agent, each Class IB Distributor may offer shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Class IB Underwriting Agreements provided that each Class IB Distributor accepts orders for shares at net asset value without sales commissions or loads being charged. Neither Class IB Distributor has made any firm commitment to acquire shares of any Portfolio.

A description of the Distribution Plan and related services and fees thereunder is provided in the prospectus. On June 7, 1996, the Board of Trustees of the Trust unanimously approved the Distribution Plan. In connection with its consideration of the Distribution Plan, the Board of Trustees was furnished with drafts of the Distribution Plan and the related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry generally and with other competing funding vehicles for variable annuity and variable life contracts. Legal counsel for the Independent Trustees provided additional information, summarized the provisions of the proposed Distribution Plan and discussed the legal and regulatory considerations in adopting such Distribution Plan.

The Board considered various factors in connection with its decision as to whether to approve the Distribution Plan, including (a) the nature and causes of the circumstances which make implementation of the Distribution Plan necessary and appropriate; (b) the way in which the Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Distribution Plan to any other person relative to those of the Trust; (e) the effect of the Distribution Plan on existing owners of variable annuity contracts and variable life insurance policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry; and (h) the relationship of the Distribution Plan to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the Investment Company Act, the Board determined, in the exercise of its business judgment, that the Distribution Plan is reasonably likely to benefit the Trust and the shareholders of its Portfolios.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or a Class IB Distributor in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, and in the case of any Rule 12b-1 related agreement, upon 60 days' written notice, without penalty, by vote of a majority of the outstanding Class IB shares of that Portfolio or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (to more than .50% of average daily net assets annually) that may be spent for distribution of Class IB shares of a Portfolio without the approval of Class IB shareholders of that Portfolio. The Trustees currently limit payments under the Distribution Plan to .25% of a Portfolio's aggregate average daily net assets attributable to the Class IB shares. The Distribution Plan provides that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Portfolio attributable to Class IB shares constitutes a service fee that the Class IB Distributor will use for personal service and/or the maintenance of shareholder accounts. The Distribution Plan also provides that Alliance may use its own resources, which may include management fees received by Alliance from the Trust or other investment companies which it manages and Alliance's past profits, to finance the distribution of the Portfolios' shares.

The Class IB Underwriting Agreements provide that each Class IB Distributor will receive fees, from each Portfolio other than the Alliance Small Cap Growth Portfolio, at the annual rate of 0.25% of the average annual net assets of such Portfolio attributable to Class IB shares for which such Class IB Distributor provides services and/or assumes expenses under the Distribution Plan. With respect to the Alliance Small Cap Growth Portfolio, this amount shall not exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares for which each Class IB Distributor provides services and/or assumes expenses under the Distribution Plan, and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in a ratio of expenses to average daily net assets attributable to Class IB shares for which such Class IB Distributor provides services and/or assumes expenses under the Distribution Plan equaling 1.20%. The underwriters receive no compensation other than that paid pursuant to the distribution plan.

For services rendered by EDI in connection with the distribution of Class IB shares pursuant to the Distribution Plan, EDI received $63 with respect to the Class IB shares of Alliance Aggressive Stock Portfolio, $134 with respect to the Class IB shares of Alliance Common Stock Portfolio, $78 with respect to the Class IB shares of Alliance Growth Investors Portfolio, $49 with respect to the Class IB shares of Alliance Global Portfolio, $58 with respect to the Class IB shares of Alliance High Yield Portfolio and $254 with respect to the Class IB shares of Alliance Money Market Portfolio, for the period October 2, 1996 to December 31, 1996.

For services rendered by EDI in connection with the distribution of Class IB shares pursuant to the Distribution Plan, the EDI received $75,004 with respect to the Class IB shares of the Alliance Aggressive

Stock Portfolio, $196,197 with respect to the Class IB shares of the Alliance Common Stock Portfolio, $43,043 with respect to the Class IB shares of the Alliance Growth Investors Portfolio, $35,117 with respect to the Class IB shares of the Alliance Global Portfolio, $50,330 with respect to the Class IB shares of the Alliance High Yield Portfolio and $99,710 with respect to the Class IB shares of the Alliance Money Market Portfolio, $2,784 with respect to the Class IB shares of the Alliance Intermediate Government Securities Portfolio, $3,118 with respect to the Class IB shares of the Alliance Conservative Investors Portfolio, $108 with respect to the Class IB shares of the Alliance Equity Index Portfolio, $2,877 with respect to the Class IB shares of the Alliance International Portfolio, $22,465 with respect to the Class IB shares of the Alliance Small Cap Growth Portfolio, and $21,823 with respect to the Class IB shares of the Alliance Growth and Income Portfolio for the year ended December 31, 1997.


For services rendered by EDI in connection with the distribution of Class IB shares pursuant to the Distribution Plan, EDI received $212,434 with respect to the Class IB shares of the Alliance Aggressive Stock Portfolio, $822,063 with respect to the Class IB shares of the Alliance Common Stock Portfolio, $81,555 with respect to the Class IB shares of the Alliance Growth Investors Portfolio, $50,069 with respect to the IB shares of the Alliance Global Portfolio, $293,757 with respect to the Class IB shares of the Alliance High Yield Portfolio, $410,852 with respect to the Class IB shares of the Alliance Money Market Portfolio, $10,449 with respect to the Class IB shares of the Alliance Intermediate Government Securities Portfolio, $0 with respect to the Class IB shares of the Alliance Quality Bond Portfolio, $12,335 with respect to the Class IB shares of the Alliance Conservative Investors Portfolio, $0 with respect to the Class IB shares of the Alliance Balanced Portfolio, $220 with respect to the Class IB shares of the Alliance Equity Index Portfolio, $5,351 with respect to the Class IB shares of the Alliance International Portfolio, $154,743 with respect to the Class IB shares of the Alliance Small Cap Growth Portfolio, and $64,479 with respect to the Class IB shares of the Alliance Growth and Income Portfolio for the year ended December 31, 1998.

For services rendered by EQ Financial in connection with the distribution of Class IB shares pursuant to the Distribution Plan, EQ Financial received $68,024 with respect to the Class IB shares of the Alliance Aggressive Stock Portfolio, $368,150 with respect to the Class IB shares of the Alliance Common Stock Portfolio, $66,710 with respect to the Class IB shares of the Alliance Growth Investors Portfolio, $32,062 with respect to the IB shares of the Alliance Global Portfolio, $67,672 with respect to the Class IB shares of the Alliance High Yield Portfolio, $136,611 with respect to the Class IB shares of the Alliance Money Market Portfolio, $26,488 with respect to the Class IB shares of the Alliance Intermediate Government Securities Portfolio, $0 with respect to the Class IB shares of the Alliance Quality Bond Portfolio, $28,060 with respect to the Class IB shares of the Alliance Conservative Investors Portfolio, $6 with respect to the Class IB shares of the Alliance Balanced Portfolio, $374 with respect to the Class IB shares of the Alliance Equity Index Portfolio, $7,935 with respect to the Class IB shares of the Alliance International Portfolio, $34,876 with respect to the Class IB shares of the Alliance Small Cap Growth Portfolio, and $110,293 with respect to the Class IB shares of the Alliance Growth and Income Portfolio for the year ended December 31, 1998.

EDI informed the Trust that expenses incurred by the Trust and costs allocated to it in connection with activities primarily intended to result in the sale of Class IB shares were as follows for the year ended December 31, 1998:

                     AMOUNT OF EXPENSE AND ALLOCATED COST



                               ALLIANCE         ALLIANCE        ALLIANCE       ALLIANCE    ALLIANCE       ALLIANCE
   CATEGORY OF EXPENSE     AGGRESSIVE STOCK   COMMON STOCK  GROWTH INVESTORS    GLOBAL    HIGH YIELD    MONEY MARKET
-------------------------  ---------------- --------------  ---------------- ----------  ------------ --------------
Advertising/Marketing ....     $  2,048         $  7,502         $   887       $   525     $  2,475       $  3,686
Printing and Mailing of
 Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders ....     $ 13,489         $ 51,843         $ 5,228       $ 3,202     $ 18,391       $ 26,073
Compensation to
 Underwriters.............     $      0         $      0         $     0       $     0     $      0       $      0
Compensation to Dealers  .
Compensation to Sales
 Personnel................     $      0         $      0         $     0       $     0     $      0       $      0
Interest, Carrying or
 Other Financing Charges .     $      0         $      0         $     0       $     0     $      0       $      0
Other (includes personnel
 cost of those home
 office employees
 involved in the
 distribution effort and
 the travel-related
 expenses incurred by the
 marketing personnel
 conducting seminars) ....     $196,897         $762,718         $75,440       $46,342     $272,691       $381,093



                     AMOUNT OF EXPENSE AND ALLOCATED COST



                              ALLIANCE
                            INTERMEDIATE      ALLIANCE     ALLIANCE                     ALLIANCE    ALLIANCE
                             GOVERNMENT     CONSERVATIVE    EQUITY       ALLIANCE      SMALL CAP    GROWTH &
   CATEGORY OF EXPENSE       SECURITIES      INVESTORS       INDEX     INTERNATIONAL     GROWTH      INCOME
-------------------------  -------------- --------------  ---------- ---------------  ----------- ----------
Advertising/Marketing ....     $  132         $   156        $  3         $   71        $  1,465    $   825
Printing and Mailing of
 Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders ....     $  664         $   784        $ 14         $  348        $  9,828    $ 4,123
Compensation to
 Underwriters.............     $    0         $     0        $  0         $    0        $      0    $     0
Compensation to Dealers  .
Compensation to Sales
 Personnel................     $    0         $     0        $  0         $    0        $      0    $     0
Interest, Carrying or
 Other Financing Charges .     $    0         $     0        $  0         $    0        $      0    $     0
Other (includes personnel
 cost of those home
 office employees
 involved in the
 distribution effort and
 the travel-related
 expenses incurred by the
 marketing personnel
 conducting seminars) ....     $9,653         $11,395        $203         $4,933        $143,450    $59,531

EQ Financial informed the Trust that expenses incurred by the Trust and costs allocated to it in connection with activities primarily intended to result in the sale of Class IB shares were as follows for the period July 1, 1998 through December 31, 1998:


                     AMOUNT OF EXPENSE AND ALLOCATED COST



                               ALLIANCE         ALLIANCE        ALLIANCE       ALLIANCE    ALLIANCE       ALLIANCE
   CATEGORY OF EXPENSE     AGGRESSIVE STOCK   COMMON STOCK  GROWTH INVESTORS    GLOBAL    HIGH YIELD    MONEY MARKET
-------------------------  ---------------- --------------  ---------------- ----------  ------------ --------------
Advertising/Marketing ....      $   657         $  3,790         $   696       $   328      $   671       $  1,468
Printing and Mailing of
 Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders ....      $   912         $  4,613         $   824       $   405      $   884       $  1,626
Compensation to
 Underwriters.............      $     0         $      0         $     0       $     0      $     0       $      0
Compensation to Dealers  .
Compensation to Sales
 Personnel................      $     0         $      0         $     0       $     0      $     0       $      0
Interest, Carrying or
 Other Financing Charges .      $     0         $      0         $     0       $     0      $     0       $      0
Other (includes personnel
 cost of those home
 office employees
 involved in the
 distribution effort and
 the travel-related
 expenses incurred by the
 marketing personnel
 conducting seminars) ....      $66,458         $359,747         $65,191       $31,329      $66,117       $133,517



                     AMOUNT OF EXPENSE AND ALLOCATED COST



                             ALLIANCE
                           INTERMEDIATE      ALLIANCE     ALLIANCE                     ALLIANCE    ALLIANCE
                            GOVERNMENT     CONSERVATIVE    EQUITY       ALLIANCE      SMALL CAP    GROWTH &
   CATEGORY OF EXPENSE      SECURITIES      INVESTORS       INDEX     INTERNATIONAL     GROWTH      INCOME
------------------------  -------------- --------------  ---------- ---------------  ----------- ----------
Advertising/Marketing ...      $306            $309          $4           $ 77           $385       $1,143
Printing and Mailing of
 Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders ...      $286            $324          $4           $106           $401       $1,371
Compensation to
 Underwriters............      $  0            $  0          $0           $  0           $  0       $    0
Compensation to Dealers
Compensation to Sales
 Personnel...............      $  0            $  0          $0           $  0           $  0       $    0
Interest, Carrying or
 Other Financing
 Charges.................      $  0            $  0          $0           $  0           $  0       $    0

                               41

                             ALLIANCE
                           INTERMEDIATE      ALLIANCE     ALLIANCE                     ALLIANCE    ALLIANCE
                            GOVERNMENT     CONSERVATIVE    EQUITY       ALLIANCE      SMALL CAP    GROWTH &
   CATEGORY OF EXPENSE      SECURITIES      INVESTORS       INDEX     INTERNATIONAL     GROWTH      INCOME
------------------------  -------------- --------------  ---------- ---------------  ----------- ----------
Other (includes
 personnel cost of those
 home office employees
 involved in the
 distribution effort and
 the travel-related
 expenses incurred by
 the marketing personnel
 conducting seminars) ...     $26,488        $27,427        $366         $7,752        $34,090     $107,779


FINANCIAL STATEMENTS


   The Trust's audited financial statements for the fiscal year ended
December 31, 1998 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on March 10, 1999 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated into this Statement of Additional Information by reference.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Amended and Restated Agreement and Declaration of Trust of the Trust (previously filed with Post-Effective Amendment No. 29 on May 1, 1997).

     (b) By-Laws of the Trust (previously filed with Post-Effective Amendment No. 29 on May 1, 1997).

     (c)    (1)    Portions of Amended and Restated Agreement and Declaration
                   of Trust relating to shareholders' rights (previously filed with Post-Effective Amendment No. 28 on February 14, 1997).

            (2) Portions of By-Laws of the Trust relating to shareholders' rights (previously filed with Post-Effective Amendment
                   No. 28 on February 14, 1997).

     (d) Investment Advisory Agreement between the Trust and Alliance dated May 1, 1997 (previously filed with Post-Effective Amendment No. 29 on May 1, 1997).

     (e)    (1)    Class IA Distribution Agreement between the Trust and EQ
                   Financial Consultants, Inc. (previously filed with
                   Post-Effective Amendment No. 27 on May 9, 1996).

            (2) Class IB Distribution Agreement between the Trust and Equitable Distributors, Inc. (previously filed with Post-Effective Amendment No. 27 on May 9, 1996).

     (f)    Not applicable.

     (g) Custodian Agreement between the Trust and Chase, dated August 25, 1988 (previously filed with Post-Effective Amendment No. 29 on May 1, 1997).

     (h)    Not applicable.


     (i)    Opinion of Ropes & Gray

     (j)    (1)    Consent of PricewaterhouseCoopers LLP.


            (2) Powers of Attorney (previously filed with Post-Effective Amendment No. 29 on May 1, 1997).

     (k)    Not applicable.

     (l)    Not applicable.

     (m) Rule 12b-1 Plan (previously filed with Post-Effective Amendment No. 27 on May 9, 1996).

     (n)    Financial Data Schedules.

     (o) Rule 18f-3 Plan (previously filed with Post-Effective Amendment No. 27 on May 9, 1996).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


     Equitable controls the Trust by virtue of their ownership of 99.0% of the Trust's Class IA shares and 100% of the Trust's Class IB shares as of December 31, 1998. All Trust shareholders are required to solicit instructions from their policy owners as to certain matters. The Trust also offers its shares to insurance companies unaffiliated with Equitable.


     On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time Equitable became a wholly-owned subsidiary of The Equitable Companies Incorporated ("Holding Company" or "EQ") and currently Equitable constitutes the Holding Company's only operating business.

     The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA currently owns approximately 60% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. AXA, a public company with shares traded on the Paris Bourse (the French stock exchange), is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is owned by a group of five French mutual insurance companies.

     The response to Item 26 included in Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for Separate Account A of Equitable (File Nos. 33-47949 and 811-1705) is incorporated herein by reference.

ITEM 27. INDEMNIFICATION

DECLARATION OF TRUST

     The Declaration of Trust provides in substance that no Trustee or officer and no investment adviser or other third party shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee or agent for any action or failure to act, except upon a showing of bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The

Declaration of Trust further provides in substance that, with the exceptions stated above, a Trustee or officer of the Trust is entitled to be indemnified against all liability incurred in connection with the affairs of the Trust. In addition, the Declaration of Trust authorizes the Trust to purchase and pay for liability insurance to indemnify the Trustees and officers against certain claims and liabilities.

MASSACHUSETTS LAW

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.

INSURANCE

     To the extent permitted by New York law and subject to all applicable requirements thereof, Equitable has undertaken to indemnify each Trustee and officer of the Trust, so long as Equitable indirectly controls the Trust, who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, his or her testator or intestate, is or was a Trustee or officer of the Trust.

     The Trustees and officers are insured under a policy issued by Lloyd's of London to Equitable and certain affiliates:

   Annual Limit:     $25,000,000

   Deductible:       $5,000,000 each loss and aggregate for company
                     retention, nil per trustee and officer individually.

The Trustees and officers are also insured under a policy issued by X.L. Insurance Company of $25,000,000 coverage and a policy issued by A.C.E. Insurance Company of $50,000,000 coverage excess of the Lloyd's policy.

UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The descriptions of Alliance Capital Management L.P. under the caption "Management of the Trust" in the Prospectus and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File
No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS


     (a) EQ Financial Consultants, Inc. is the principal underwriter of the Trust's Class IA shares, and EQ Financial Consultants, Inc. and Equitable Distributors, Inc. are the principal underwriters of the Trust's Class IB shares.

     (b) Set forth below is certain information regarding the directors and officers of EQ Financial Consultants, Inc. and Equitable Distributors, Inc., the Trust's principal underwriters. The business address of the persons whose names are preceded by a single asterisk is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by a double asterisk is 660 Newport Center Drive, Suite 1200, Newport Beach, CA 92660. Mr. Laughlin's business address is 1345 Avenue of the Americas, 39th Floor, New York, New York 10105. Mr. Komweiss's business address is 4251 Crums Mill Road, Harrisburg, PA 17112. The business address of Mr. Bullen and Ms. Fazio is 200 Plaza Drive, Secaucus, New Jersey 07096.

                        EQ FINANCIAL CONSULTANTS, INC.

-----------------------------------------------------------------------------------------------
                             POSITIONS AND                                 POSITIONS AND
NAME AND PRINCIPAL           OFFICES WITH                                  OFFICES WITH
BUSINESS ADDRESS             EQ FINANCIAL                                  REGISTRANT
                             CONSULTANTS, INC.                             (HUDSON RIVER TRUST)
-----------------------------------------------------------------------------------------------
DIRECTORS
*  Derry E. Bishop           Director
*  Harvey E. Blitz           Director
*  Michael J. Laughlin       Director
*  Michael S. Martin         Director
*  Michael F. McNelis        Director
*  Richard V. Silver         Director
*  Mark R. Wutt              Director
-----------------------------------------------------------------------------------------------
OFFICERS
*  Michael S. Martin         Chairman of the Board
                             and Chief Executive Officer
*  Michael F. McNelis        President and Chief Operating Officer
*  Martin J. Telles          Executive Vice President
                             and Chief Marketing Officer
*  Derry E. Bishop           Executive Vice President
*  Harvey Blitz              Executive Vice President
*  Thomas J. Duddy, Jr.      Executive Vice President
*  Fred A. Folco             Executive Vice President
*  William J. Green          Executive Vice President
*  Edward J. Hayes           Executive Vice President
*  Craig A. Junkins          Executive Vice President
*  Peter D. Noris            Executive Vice President                      Trustee
*  Mark A. Silberman         Senior Vice President and Chief
                             Financial Officer
*  Theresa A. Nurge-Alws     Senior Vice President
*  Donna M. Dazzo            First Vice President
*  Robin K. Murray           First Vice President
*  Michael Brzozowski        Vice President and Compliance Director
*  Raymond T. Barry          Vice President
*  Claire A. Comerford       Vice President
*  Amy Franceschini          Vice President
*  Linda Funigiello          Vice President
*  Mark Generales            Vice President
*  Peter R. Kornweiss        Vice President
*  Frank Lupo                Vice President
*  Rosemary Magee            Vice President
*  Michael McBryan           Vice President
*  T.S. Narayanan            Vice President
*  Bill Nestel               Vice President
*  Laura A. Pellegrini       Vice President
*  Dan Roebuck               Vice President
*  Sid Smith                 Vice President
*  Dan Wiley                 Vice President



*  Mike Woodhead             Vice President
*  Mary E. Cantwell          Assistant Vice President
*  Tom C. Gosness            Assistant Vice President
*  Ara Klidjian              Assistant Vice President
*  John T. McCabe            Assistant Vice President
*  Janet E. Hannon           Secretary
*  Linda J. Galasso          Assistant Secretary
-----------------------------------------------------------------------------------------------

                         EQUITABLE DISTRIBUTORS, INC.

-----------------------------------------------------------------------------------------------
                             POSITIONS AND                                 POSITIONS AND
NAME AND PRINCIPAL           OFFICES WITH                                  OFFICES WITH
BUSINESS ADDRESS             EQUITABLE                                     REGISTRANT
                             DISTRIBUTORS, INC.                            (HUDSON RIVER TRUST)
-----------------------------------------------------------------------------------------------
DIRECTORS
** Greg Brakovich             Director
*  Edward J. Hayes            Director
** James A. Shepherdson, III  Director
*  Jose S. Suquet             Director
*  Charles Wilder             Director
-----------------------------------------------------------------------------------------------
OFFICERS
*  Jose S. Suquet             Chairman of the Board
** Greg Brakovich             Co-President and Co-Chief Executive
                              Officer and Managing Director
** James A. Shepherdson, III  Co-President and Co-Chief Executive
                              Officer and Managing Director
** Hunter Allen               Senior Vice President
*  Elizabeth Forget           Senior Vice President
** Jennifer Hall              Senior Vice President
** Al Haworth                 Senior Vice President
** Stuart Hutchins           Senior Vice President
** Ken Jaffe                  Senior Vice President
** Michael McDaniel           Senior Vice President
** Debora Buffington          Chief Compliance Officer
*  Mark A. Silberman          Vice President and Chief Financial
                              Officer
*  Raymond J. Barry           Vice President
** Mark Brandenberger         Vice President
*  Thomas D. Bullen           Vice President
** Dave Hughes                Vice President
** Marry Krager               Vice President
** Michelle O'Haren           Vice President

                         EQUITABLE DISTRIBUTORS, INC.

-----------------------------------------------------------------------------------------------
                             POSITIONS AND                                 POSITIONS AND
NAME AND PRINCIPAL           OFFICES WITH                                  OFFICES WITH
BUSINESS ADDRESS             EQUITABLE                                     REGISTRANT
                             DISTRIBUTORS, INC.                            (EQ ADVISORS TRUST)
-----------------------------------------------------------------------------------------------

*  Ronald R. Quist            Treasurer
*  Janet Hannon               Secretary
*  Linda J. Galasso           Assistant Secretary
-----------------------------------------------------------------------------------------------

   (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The Trust's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

The Trust

    Rule 31a-1(b)(4)
    Rule 31a-2(a)(1)

Alliance Capital Management Corporation
135 West 50th Street
New York, New York 10019

    Rule 31a-1(b)(1)-(3),(5)-(12)
    Rule 31a-2(a)(1)-(2)


Chase Global Funds Services Company

73 Tremont Street
Boston, MA 02108


    Rule 31a-1(b)(2)-(3)
    Rule 31a-2(a)(2)

ITEM 29. MANAGEMENT SERVICES

   Inapplicable.

ITEM 30. UNDERTAKINGS

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                     NOTICE

     A copy of the Declaration of Trust of The Hudson River Trust (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 30th day of April 1999.


                                       THE HUDSON RIVER TRUST


                                       By: EDMUND P. BERGAN, JR.
                                          -------------------------------
                                          Title: Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:

     John D. Carifa,
President and Chief Executive Officer


PRINCIPAL FINANCIAL OFFICER:

     Mark D. Gersten,
Treasurer and Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:

     Thomas R. Manley,
Controller and Chief Accounting Officer


TRUSTEES:

     John D. Carifa
     Brenton W. Harries
     Howard E. Hassler
     William L. Mannion
     Michael Hegarty

     Clifford L. Michel
     Peter D. Noris
     Donald J. Robinson



                                       By: EDMUND P. BERGAN, JR.
                                          -------------------------------
                                          Edmund P. Bergan, Jr.
                                          As Attorney-in-Fact
                                          April 30, 1999

                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------
 (23)(i)                Opinion of Ropes & Gray
 (23)(j)(1)             Consent of PricewaterhouseCoopers LLP
 (23)(n)                  Financial Data Schedules.